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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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The Macerich Company

April 19, 2013

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders to be held on Thursday, May 30, 2013 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

The enclosed Notice and Proxy Statement contain details concerning the matters to be considered during our Annual Meeting. At our Annual Meeting, you will be asked to:

  (1)
  elect the ten director nominees named in our Proxy Statement;

  (2)
  ratify the appointment of KPMG LLP as our independent registered public accounting firm;

  (3)
  approve, on an advisory basis, our named executive officer compensation;

  (4)
  approve the amendment and restatement of our Employee Stock Purchase Plan; and

  (5)
  transact such other business as may properly come before our Annual Meeting.

You will note that our Board of Directors recommends that you vote your shares:

    "FOR" the election of each of the ten director nominees,

    "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm,

    "FOR" the approval of the compensation of our named executive officers, and

    "FOR" the approval of the amendment and restatement of our Employee Stock Purchase Plan.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow us to furnish Proxy materials to our stockholders over the Internet. This e-proxy process expedites our stockholders' receipt of Proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. On or about April 19, 2013, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2012 Annual Report to Stockholders and authorize their proxies online. All other stockholders will receive these materials by mail. If you only received a Notice of Internet Availability of Proxy Materials by mail, the Notice contains instructions on how you can receive a paper copy of the Proxy Statement and Annual Report.

We look forward to seeing you at our Annual Meeting and thank you for your continued support.

Your vote is important.    Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at the meeting and vote your shares in person.

Arthur M. Coppola
Chairman of the Board and Chief Executive Officer

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of The Macerich Company, a Maryland corporation, will be held on Thursday, May 30, 2013 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California, to consider and vote on the following matters:

  (1)
  To elect ten directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  (2)
  To consider and vote upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013;

  (3)
  To approve, on an advisory basis, our named executive officer compensation;

  (4)
  To approve the amendment and restatement of our Employee Stock Purchase Plan; and

  (5)
  To transact such other business as may properly be brought before our Annual Meeting and at any postponement or adjournment thereof.

Action may be taken on the foregoing matters at our Annual Meeting on the date specified above, or on any date or dates to which our Annual Meeting may be postponed or adjourned. Only stockholders of record of our common stock at the close of business on March 22, 2013 will be entitled to notice of and to vote at our Annual Meeting and at any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend our Annual Meeting, we urge you to submit your Proxy to ensure your shares are represented and voted at our Annual Meeting. If you attend our Annual Meeting, you may continue to have your shares voted as instructed on your Proxy or you may withdraw your Proxy at our Annual Meeting and vote your shares in person.

Registered holders may authorize their Proxies:

  •
  By Internet: Go to the website address shown on your Proxy or the Notice of Internet Availability of Proxy Materials.

  •
  By Toll-Free Telephone: If you received a printed set of the Proxy materials by mail, you may call the number shown on your Proxy.

  •
  By Mail: If you received a printed set of the Proxy materials by mail, you may mark, sign, date and promptly return the enclosed Proxy in the postage-paid envelope.

Beneficial stockholders:    If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to instruct how your shares of common stock are to be voted at our Annual Meeting.

By Order of the Board of Directors

Thomas J. Leanse
Secretary
Santa Monica, California April 19, 2013

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Our Annual Meeting

Time and Date	10:00 a.m. local time on Thursday, May 30, 2013
Place	The Fairmont Miramar Hotel 101 Wilshire Boulevard Santa Monica, California
Record Date	March 22, 2013
Voting	Each share is entitled to one vote on each matter to be voted upon at our Annual Meeting.
You can vote by any of the following methods:
• Internet: Go to the website shown on your Proxy or the Notice of Internet Availability of Proxy Materials until 11:59 p.m. Eastern Time, the day before our Annual Meeting.
• Telephone: As shown on the Proxy you received until 11:59 p.m. Eastern Time, the day before our Annual Meeting.
• Mail: Mark, sign, date and promptly return your Proxy.

About Our Annual Meeting (page 4)

We provide answers to many questions about our Annual Meeting, including how to vote your shares, in our Q&A section beginning on page 4 of this Proxy Statement.

Proposals and Board Recommendations

Proposal	Board Recommendation	Page Reference

Proposal 1—Election of Ten Directors	For all nominees	8
Proposal 2—Ratification of KPMG LLP as our independent registered public accounting firm for 2013	For	70
Proposal 3—Advisory Vote to Approve our Named Executive Officer Compensation	For	71
Proposal 4—Approval of the amendment and restatement of our Employee Stock Purchase Plan	For	73
Transaction of any other business that properly comes before our Annual Meeting

2012 Corporate Performance Highlights (page 33)

2012 was a year of major progress and accomplishment for our Company on many fronts and our executive officers were instrumental in achieving those results. Key achievements include the following which are described in more detail beginning on page 33 of this Proxy Statement:

  •
  We continued to strengthen our balance sheet by significantly lowering our interest rates, extending our debt maturity schedule and substantially reducing our floating rate debt.

  •
  We acquired two well-located super regional malls serving the greater New York City area and increased our ownership interest to 100% in two high quality joint venture properties.

  •
  We continued execution of our plan to dispose of non-core assets resulting in our pro rata share of the sales proceeds of $468 million.

  •
  We made significant leasing progress on two key developments.

  •
  We had double digit AFFO per share-diluted growth.

  •
  We improved our operational results by increasing our occupancy, releasing spreads and same center net operating income growth.

  •
  We had a total stockholder return of 19.8%.

  •
  We increased our quarterly cash dividend by 5.5%.

Director Nominees (page 8)

		Director Since		Independent (Yes/No)			Other Public Company Boards
Name	Age		Occupation	Yes	No	Committee Memberships

Douglas D. Abbey	63	2010	Director, IHP Capital Partners	Yes		Compensation and Nominating and Corporate Governance	Apollo Commercial Real Estate Finance, Inc.
Dana K. Anderson	78	1994	Vice Chairman of the Board of our Company		No	None	None
Arthur M. Coppola	61	1994	Chairman of the Board and Chief Executive Officer of our Company		No	Executive (Chair)	None
Edward C. Coppola	58	1994	President of our Company		No	None	None
Fred S. Hubbell	61	1994	Retired Executive Board member, ING Group	Yes		Audit, Executive, and Nominating and Corporate Governance (Chair)	None
Diana M. Laing	58	2003	Chief Financial Officer and Secretary, Thomas Properties Group, Inc.	Yes		Audit (Chair) and Compensation	None
Stanley A. Moore	74	1994	Chairman of the Board, Overton Moore Properties	Yes		Compensation (Chair), Executive, and Nominating and Corporate Governance	Industrial Income Trust, Inc.
Mason G. Ross	69	2009	Retired Executive Vice President and Chief Investment Officer, Northwestern Mutual Life	Yes		Compensation and Nominating and Corporate Governance	None
Dr. William P. Sexton	74	1994	Vice President, Emeritus, and Professor of Management, University of Notre Dame	Yes		Audit and Compensation	None
Andrea M. Stephen	48	2013	Retired Executive Vice President, Investments, Cadillac Fairview Corporation Limited	Yes		Audit	First Capital Realty Inc. and Boardwalk Real Estate Investment Trust

Ratification of our Auditors (page 70)

We are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013.

Say-on-Pay (page 71)

Consistent with our stockholders' preference, our Board has adopted a policy providing that stockholders vote annually to approve, on an advisory basis, the compensation of our named executive officers as disclosed in our Proxy Statement.

The cornerstone of our executive compensation philosophy is to pay for performance and, therefore, executive compensation is heavily weighted toward "at risk" performance-based compensation. Based on our 2012 highlights, the compensation decisions made by our Compensation Committee for our named executive officers demonstrate a close link between pay and performance. Our Compensation Discussion & Analysis describes the principal components of our executive compensation program, the objectives and key features of each component and the compensation decisions made by our Compensation Committee for our named executive officers.

Please review our Compensation Discussion and Analysis beginning on page 31 and the accompanying executive compensation tables beginning on page 47 for additional details about our executive compensation programs, including information about our named executive officers' fiscal year 2012 compensation.

We also have several specific elements that are designed to align our executive compensation with long-term stockholder interests as described under Specific Compensation and Corporate Governance Features on page 38.

Approval of our Employee Stock Purchase Plan (page 73)

We are asking our stockholders to approve the amendment and restatement of our Employee Stock Purchase Plan, which was originally approved by our stockholders on May 28, 2003. We believe that our ESPP has helped and will continue to help our Company to retain and motivate our employees and to further align their interests with those of our stockholders.

THE MACERICH COMPANY
401 WILSHIRE BOULEVARD
SUITE 700
SANTA MONICA, CALIFORNIA 90401

PROXY STATEMENT

FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2013

We are sending you this Proxy Statement in connection with the solicitation of Proxies by our Board of Directors for exercise at our 2013 Annual Meeting of Stockholders and at any postponement or adjournment thereof. We are first providing this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy to our stockholders on or about April 19, 2013. Our 2012 Annual Report, including financial statements for the fiscal year ended December 31, 2012, is being provided to stockholders concurrently with this Proxy Statement. Our Annual Report, however, is not part of the proxy solicitation material. We sometimes refer to The Macerich Company as our "Company," "we" or "us" and to our 2013 Annual Meeting, including any postponement or adjournment, as our "Annual Meeting."

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to be Held on May 30, 2013. This Proxy Statement and our 2012 Annual Report are available at www.proxyvote.com.

ABOUT OUR ANNUAL MEETING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the Proxy materials?

This year, we are again using the Securities and Exchange Commission or "SEC" notice and access rule that allows us to furnish our Proxy materials over the Internet to our stockholders instead of mailing paper copies of those materials to each stockholder. This allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Beginning on or about April 19, 2013, we sent to most of our stockholders by mail a Notice of Internet Availability of Proxy Materials or "Notice" containing instructions on how to access our Proxy materials over the Internet and authorize your Proxy online. This Notice is not a Proxy and cannot be used to vote your shares. If you received only a Notice this year, you will not receive paper copies of the Proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice. We did provide some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy materials and some of our stockholders who are participants in our benefit plans, with paper copies of the Proxy materials instead of a Notice.

If you own shares of our common stock, $.01 par value per share, referred to as "Common Stock," in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice or more than one set of paper Proxy materials. To vote all of your shares by Proxy, please follow each of the separate Proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

When is our Annual Meeting?

Our Annual Meeting will be held on Thursday, May 30, 2013 at 10:00 a.m. local time at The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

 What is the purpose of our Annual Meeting?

At our Annual Meeting, our stockholders will consider and vote on the following matters:

  (1)
  the election of ten directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies;

  (2)
  the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013;

  (3)
  an advisory vote to approve our named executive officer compensation; and

  (4)
  the approval of the amendment and restatement of our Employee Stock Purchase Plan.

In addition, our stockholders will transact any other business that properly comes before our Annual Meeting. Management will also respond to appropriate questions from our stockholders.

Who is entitled to vote?

Only holders of record of our Common Stock at the close of business on the record date, March 22, 2013, are entitled to notice of and to vote at our Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. Our Common Stock is our only class of securities authorized to vote. Under our charter and applicable law, a stockholder is not entitled to cumulative voting rights in the election of our directors.

Who is entitled to attend our Annual Meeting?

All of our stockholders of record as of the close of business on the record date, or their duly appointed Proxy holders, may attend our Annual Meeting.

What constitutes a quorum?

The presence, in person or by Proxy, of holders entitled to cast at least a majority of all the votes entitled to be cast at our Annual Meeting is necessary to constitute a quorum for the transaction of business at our Annual Meeting. As of the record date, 137,460,813 shares of Common Stock were outstanding and entitled to vote. Abstentions and broker non-votes will count toward the presence of a quorum. A "broker non-vote" occurs when a broker holding shares for a beneficial owner returns a properly executed Proxy but does not cast a vote with respect to a particular proposal because the broker does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote?

Voting in Person at our Annual Meeting.    If you are a stockholder of record as of the close of business on the record date and attend our Annual Meeting, you may vote in person. If your shares of Common Stock are held in street name and you wish to vote in person at our Annual Meeting, you will need to obtain a "legal proxy" from the broker, bank or other nominee through which your shares of Common Stock are held of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of Common Stock in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the Proxy holders how to vote your shares of Common Stock in one of the following ways:

  •
  Authorize your Proxy by Internet.    You may authorize your Proxy over the Internet. The website for Internet authorization is provided in the Notice or on your Proxy if you received a printed set of the Proxy materials. Internet authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. In order to authorize your Proxy, you will need to have the control number that appears on the Notice or Proxy you received.

  •
  Authorize your Proxy by Telephone.    If you have received a printed set of the Proxy materials, you may authorize your Proxy by telephone by calling the toll-free number listed on your Proxy. Telephone authorization is available 24 hours per day until 11:59 p.m., Eastern Time, the day before our Annual Meeting. When you call, please have your Proxy in hand, and you will receive a series of voice instructions which will allow you to instruct your Proxy how to vote your shares of Common Stock. To authorize your Proxy by telephone, you will also need your control number referred to above.

  •
  Submit your Proxy by Mail.    If you have received a printed set of the Proxy materials, you may submit your Proxy by mail by marking, signing and dating the Proxy enclosed with the Proxy materials you received and returning it promptly to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided.

Voting by Proxy for Shares Held through Street Name.    If your shares of Common Stock are held through street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares of Common Stock are to be voted at our Annual Meeting.

What if I sign and return a Proxy by mail or authorize my Proxy by telephone or the Internet but do not specify how I wish to vote my shares?

If you sign and return a Proxy or authorize your Proxy by telephone or the Internet but do not specify how your shares will be voted on one or more matters listed in the Notice of our Annual Meeting, the shares will be voted with respect to such matters as follows:

  FOR the election of each of the ten nominees for director named in this Proxy Statement;

  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013;

  FOR the approval of the compensation of our named executive officers; and

  FOR the approval of the amendment and restatement of our Employee Stock Purchase Plan.

The holders of the Proxy will also have authority to vote in their discretion on other matters that may be properly brought before our Annual Meeting or that may be incidental to the conduct of the meeting.

Will other matters be voted on at our Annual Meeting?

It is not anticipated that any matter, other than those set forth in this Proxy Statement, will be presented at our Annual Meeting. If other matters are properly presented, Proxies will be voted by the Proxy holders in their discretion. Stockholder votes will be tabulated by the person appointed to act as inspector of election for our Annual Meeting.

May I change my vote or revoke my Proxy after I return my Proxy?

If you are a stockholder of record as of the record date, you may change your vote or revoke your Proxy before it has been voted at our Annual Meeting by:

  •
  filing a written revocation with the Secretary of The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401;

  •
  authorizing a new Proxy by Internet, telephone or mail after the time and date of the previously authorized Proxy in the manner provided above under "How do I vote?"; or

  •
  appearing in person and voting by ballot at our Annual Meeting.

Any stockholder of record as of the record date attending our Annual Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at our Annual Meeting will not constitute revocation of a previously given Proxy.

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at our Annual Meeting, by appearing in person and voting at our Annual Meeting.

What are our Board of Directors' recommendations?

Unless you give other instructions on your Proxy, the persons named as Proxy holders on the Proxy will vote a properly given Proxy in accordance with the recommendations of our Board of Directors. Our Board's recommendations, together with the description of each matter, are set forth in this Proxy Statement. In summary, our Board recommends that you vote your shares:

  FOR the election of each of the ten nominees for director named in this Proxy Statement;

  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013;

  FOR the approval of the compensation of our named executive officers; and

  FOR the approval of the amendment and restatement of our Employee Stock Purchase Plan.

With respect to any other matter that properly comes before our Annual Meeting, the Proxy holders will vote in their discretion.

What vote is required to approve each matter?

Assuming the presence of a quorum, the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy is required by our charter and/or bylaws for the election of each director nominee, ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm and approval of the executive compensation of our named executive officers. For purposes of these proposals, abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of any of these proposals.

The advisory vote proposal to approve our named executive officer compensation is advisory only and is not binding on our Company or our Board. Our Board, or an appropriate committee of our Board, will consider the outcome of the vote on this proposal in considering what action, if any, should be taken in response to the advisory vote by stockholders.

The affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy is required to approve the amendment and restatement of our Employee Stock Purchase Plan, provided that the total number of votes cast on the matter represents over 50% of the outstanding shares of Common Stock. Under the New York Stock Exchange rules or "NYSE Rules", for purposes of the vote to approve the amendment and restatement of our Employee Stock Purchase Plan, an abstention constitutes a vote cast but a broker non-vote does not. Accordingly, if holders of more than 50% of the outstanding shares of Common Stock cast votes, a broker non-vote will not have any effect on the result of the vote, while an abstention will have the same effect as a vote against the matter.

The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm is considered a routine item under the NYSE Rules. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on this proposal. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at our Annual Meeting and will be voted in the manner directed by your broker on the proposal to ratify KPMG LLP as our independent registered public accounting firm, but your shares will constitute broker non-votes on each of the other proposals at our Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Under our bylaws, our Board of Directors determines the number of our directors, provided that the number shall never be less than the minimum required by the Maryland General Corporation Law, nor more than 12. The present term of our ten director nominees will expire at our Annual Meeting. Our director nominees, if elected at our Annual Meeting, will hold office until our annual meeting of stockholders in 2014 and until their respective successors are duly elected and qualify.

Our Board of Directors, based on the recommendations of the Nominating and Corporate Governance Committee, has nominated the following individuals to serve as directors of our Company:

  •
  Douglas D. Abbey

  •
  Dana K. Anderson

  •
  Arthur M. Coppola

  •
  Edward C. Coppola

  •
  Fred S. Hubbell

  •
  Diana M. Laing

  •
  Stanley A. Moore

  •
  Mason G. Ross

  •
  Dr. William P. Sexton

  •
  Andrea M. Stephen

Ms. Stephen was elected as a director by our Board of Directors on January 3, 2013 and was recommended to the Nominating and Corporate Governance Committee by Arthur M. Coppola, our Chairman and Chief Executive Officer. Each of our other director nominees was previously elected to serve on our Board by our stockholders. Each of our director nominees is currently serving as a director and has consented to be nominated and to serve if elected. However, if any nominee is unavailable for election or unable to serve, the Proxy holders may vote for another person nominated by our Board of Directors.

Our Board of Directors will consider a nominee for election to our Board recommended by a stockholder of record if the stockholder submits a written notice regarding such recommendation to the Nominating and Corporate Governance Committee c/o our Secretary in the manner described under the heading "The Board of Directors and its Committees—Director Selection Process."

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES. PROXIES RECEIVED WILL BE VOTED "FOR" EACH OF OUR DIRECTOR NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 Information Regarding our Director Nominees

Director Stock Ownership

The following table sets forth certain stock ownership information with respect to our director nominees based on information furnished by each director. The following information is as of the record date, March 22, 2013, unless otherwise specified.

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)(3)		Percent of Common Stock(4)
Douglas D. Abbey	6,636(5)(6)	*	—		*
Dana K. Anderson	154,283(7)	*	1,215,946	(8)	*
Arthur M. Coppola(9)	365,151(10)(11)	*	1,764,055	(12)	1.53%
Edward C. Coppola(9)	384,700(13)(14)	*	1,229,349	(15)	1.16%
Fred S. Hubbell	81,177(16)(17)	*	—		*
Diana M. Laing	14,174(18)	*	—		*
Stanley A. Moore	52,489(19)	*	—		*
Mason G. Ross	7,402(20)	*	—		*
Dr. William P. Sexton	8,881(21)	*	—		*
Andrea M. Stephen	3,867(22)	*	—		*

*
The percentage of shares beneficially owned by this director does not exceed one percent of our outstanding Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units (as defined in Note 3 below) listed.

(2)
Assumes that none of our outstanding OP Units or LTIP Units (as defined in Note 3) are redeemed for shares of Common Stock (assuming, in the case of LTIP Units, they have first been converted into OP Units).

(3)
Our Company is the sole general partner of, and owns an aggregate of approximately 93% of the ownership interests referred to as "OP Units" in The Macerich Partnership, L.P. or our "Operating Partnership." Our Operating Partnership holds directly or indirectly substantially all of our interests in our regional shopping centers and our community/power shopping centers. Our Company conducts all of its business through our Operating Partnership, the property partnerships, corporations and limited liability companies that own title to our centers and various management companies. In connection with our formation, as well as subsequent acquisitions of certain centers, OP Units were issued to certain persons in connection with the transfer of their interests in such centers. The OP Units are redeemable at the election of the holder and our Company may redeem them for cash or shares of Common Stock on a one-for-one basis (subject to anti-dilution provisions), at our election.

Our Long-Term Incentive Plan or "LTIP" allows for the issuance of limited partnership units in the form of a class of units of our Operating Partnership referred to as "LTIP Units," as more fully described on pages 52-53 of this Proxy Statement. All outstanding LTIP Units are performance-based. Upon the occurrence of specified events, any vested LTIP Units can over time achieve full parity with the common OP Units of our Operating Partnership at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units.

(4)
Assumes that all OP Units and LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(5)
Includes 2,000 shares of Common Stock held in a charitable remainder unitrust of which Mr. Abbey and his wife are trustees. Also includes 2,809 shares of non-transferrable restricted stock granted to Mr. Abbey under our 2003 Equity Incentive Plan or "2003 Incentive Plan" that will vest after May 21, 2013.

(6)
In addition to the securities disclosed in the above table, 7,249 stock units are credited to Mr. Abbey under the terms of our Eligible Directors' Deferred Compensation/Phantom Stock Plan referred to as our "Director Phantom Stock Plan," the vesting and terms of which are described under "Compensation of Directors" below. Stock units issued under our Director Phantom Stock Plan are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable.

(7)
All shares of Common Stock are held in trust by Mr. Anderson as trustee of the family trust for the benefit of Mr. Anderson and his wife.

(8)
All OP Units are held in trust by Mr. Anderson as trustee of the family trust for the benefit of Mr. Anderson and his wife.

(9)
Arthur Coppola and Edward Coppola are brothers.

(10)
Includes 488 shares held by Mr. A. Coppola as custodian for his minor child.

(11)
Includes 102,610 stock appreciation rights or "SARs" granted under our 2003 Incentive Plan that vested on March 15, 2011. SARs are payable solely in shares of Common Stock, do not represent outstanding shares, do not have voting rights and are non-transferrable. Also includes 201,500 shares of Common Stock which are pledged as collateral for a line of credit. This number reflects a decrease of 117,860 pledged shares from the number reported in the proxy statement for our Company's 2012 annual meeting of stockholders. Excluding his pledged shares, Mr. A. Coppola beneficially owns Macerich securities representing more than 121 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 46 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 38 of this Proxy Statement.

(12)
All 1,764,055 OP Units are held by family limited liability companies of which Mr. A. Coppola is the sole manager. In addition to these securities, Mr. A. Coppola has 181,195 unvested performance-based LTIP Units.

(13)
Includes 4,097 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. Also includes 39,969 shares held by a family limited partnership of which Mr. E. Coppola has sole beneficial ownership and 5,053 shares held by Mr. E. Coppola as custodian for his children. All of the shares held by the family partnership are pledged as collateral for a line of credit.

(14)
Includes 72,907 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 262,448 shares of Common Stock which are pledged as collateral for a line of credit. This number reflects a decrease of 90,600 pledged shares from the number reported in the proxy statement for our Company's 2012 annual meeting of stockholders. Excluding his pledged shares, Mr. E. Coppola beneficially owns Macerich securities representing more than 103 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 46 of this Proxy Statement. See also "Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 38 of this Proxy Statement.

(15)
Includes 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership. In addition to these securities, Mr. E. Coppola has 60,398 unvested performance-based LTIP Units.

(16)
Includes 970 shares held in trust by Mr. Hubbell as trustee and 10,511 shares held in trust for the benefit of Mr. Hubbell and his descendants. Also includes 17,344 shares held by a foundation of which Mr. Hubbell and his wife are trustees.

(17)
Includes 2,643 shares of non-transferrable restricted stock granted to Mr. Hubbell under our 2003 Incentive Plan that will vest after May 21, 2013. In addition to the securities disclosed in the above table, 52,880 stock units are credited to Mr. Hubbell under the terms of our Director Phantom Stock Plan.

(18)
Includes 2,700 shares subject to options granted to Ms. Laing under our 2003 Incentive Plan that are currently exercisable or become exercisable on or before May 21, 2013. Also includes 2,643 shares of non-transferrable restricted stock granted to Ms. Laing under our 2003 Incentive Plan that will vest after May 21, 2013. In addition to the securities disclosed in the above table, 21,735 stock units are credited to Ms. Laing under the terms of our Director Phantom Stock Plan.

(19)
Includes 2,643 shares of non-transferrable restricted stock granted to Mr. Moore under our 2003 Incentive Plan that will vest after May 21, 2013. In addition to the securities disclosed in the above table, 56,098 stock units are credited to Mr. Moore under the terms of our Director Phantom Stock Plan.

(20)
Includes 2,643 shares of non-transferrable restricted stock granted to Mr. Ross under our 2003 Incentive Plan that will vest after May 21, 2013. In addition to the securities disclosed in the above table, 6,782 stock units are credited to Mr. Ross under the terms of our Director Phantom Stock Plan.

(21)
Includes 2,643 shares of non-transferrable restricted stock granted to Dr. Sexton under our 2003 Incentive Plan that will vest after May 21, 2013. In addition to the securities disclosed in the above table, 53,555 stock units are credited to Dr. Sexton under the terms of our Director Phantom Stock Plan.

(22)
Includes 1,709 shares of non-transferable restricted stock granted to Ms. Stephen under our 2003 Incentive Plan that will vest after May 21, 2013. In addition to the securities disclosed in the above table, 3,374 stock units are credited to Ms. Stephen under the terms of our Director Phantom Stock Plan.

Director Biographical Information

The following provides certain biographical information with respect to our directors as well as the specific experience, qualifications, attributes and skills that led our Board to the conclusion that each director should serve as a member of our Board of Directors. Each director has served continuously since elected.

Summary of Board Experience

	D. Abbey	D. Anderson	A. Coppola	E. Coppola	F. Hubbell	D. Laing	S. Moore	M. Ross	W. Sexton	A. Stephen
Chief Executive Officer/President/Founder	X	X	X	X	X		X
Chief Financial Officer						X
Retail and/or Commercial Real Estate	X	X	X	X	X	X	X	X		X
Financial Literacy	X	X	X	X	X	X	X	X	X	X
Finance/Capital Markets/Investment	X		X	X	X	X	X	X	X	X
Business Operations	X	X	X	X	X	X	X	X	X	X
Risk Oversight/Management	X	X	X	X	X	X	X	X	X	X
International					X			X		X
Academic	X					X			X

NAME, TERM, AND AGE	DIRECTOR BIOGRAPHICAL INFORMATION
Douglas D. Abbey Director since 2010 Age - 63	Mr. Abbey is a member of the board and investment committee of IHP Capital Partners, an investment firm he co-founded in 1992, which provides capital to the home building and land development industry. He is also a Co-Founder of AMB Property Corporation, an industrial real estate investment trust or "REIT," where he worked in various capacities during a 22-year career from 1983 to 2005. Mr. Abbey has more than 35 years of experience in commercial and residential real estate investment and development. In addition, he is a member of the board of directors of Pacific Mutual Holding Company and Pacific LifeCorp, the parent companies of Pacific Life Insurance Company, serving on the compensation and investment committees. Mr. Abbey is also on the board of directors and a member of the nominating and governance committee and compensation committee of Apollo Commercial Real Estate Finance, Inc.

Mr. Abbey is a trustee and the past vice chairman of the Urban Land Institute, a member of the board and executive committee of Bridge Housing Corporation, a non-profit affordable housing developer based in California and serves on the real estate committee of the University of California San Francisco Foundation. In addition, Mr. Abbey is a lecturer in finance at the Stanford Graduate School of Business.

Mr. Abbey brings to the Board not only the leadership expertise and unique perspective gained from co-founding IHP Capital Partners and AMB Property, but also substantial executive experience from his various positions at AMB Property. Mr. Abbey has extensive knowledge in the areas of commercial and residential real estate investment and development which allows him to bring a wealth of knowledge and experience to Board deliberations. His experience on the boards of other public and private companies further augments his range of knowledge.

Dana K. Anderson Director since 1994 Age - 78

Mr. Anderson has been Vice Chairman of our Board of Directors since our formation. In addition, Mr. Anderson served as our Chief Operating Officer from our formation until December 1997. Mr. Anderson is one of our Company's founders and has been with The Macerich Group or our Company since 1966. He has 48 years of shopping center experience with The Macerich Group and our Company and over 51 years of experience in the real estate industry.

Mr. Anderson's long-standing history with our Company and his understanding of our operations and growth throughout the years provide an important perspective to our Board. This institutional knowledge is complemented by his substantial experience in the real estate industry, specifically with respect to leasing and operational matters.

NAME, TERM, AND AGE	DIRECTOR BIOGRAPHICAL INFORMATION
Arthur M. Coppola Director since 1994 Age - 61

Mr. A. Coppola has been our Chief Executive Officer since our formation and was elected Chairman of the Board in September 2008. As Chairman of the Board and Chief Executive Officer, Mr. A. Coppola is responsible for the strategic direction and overall management of our Company. He served as our President from our formation until his election as Chairman. Mr. A. Coppola is one of our Company's founders and has over 37 years of experience in the shopping center industry, all of which has been with The Macerich Group and our Company. From 2005 through 2010, Mr. A. Coppola was a member of the board of governors or the executive committee of the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), served as the 2007 chair of the board of governors and received the 2009 NAREIT Industry Leadership Award. Mr. A. Coppola is also an attorney and a certified public accountant.

As Chairman and CEO, our Board values Mr. A. Coppola's strategic direction and vision which has resulted in our Company growing from a privately-held real estate company to a dominant national regional mall company with 62 regional and nine community/power shopping centers consisting of approximately 65 million square feet of gross leaseable area. He is not only the leader of our Company but also a recognized leader within the REIT industry. Mr. A. Coppola's knowledge of our Company and the REIT industry, as well as his extensive business relationships with investors, retailers, financial institutions and peer companies, provide our Board with critical information necessary to oversee and direct the management of our Company. His role and experiences at our Company and within our industry give him unique insights into our Company's opportunities, operations and challenges.

Edward C. Coppola Director since 1994 Age - 58

Mr. E. Coppola was elected our President in September 2008. In partnership with our Chief Executive Officer, Mr. E. Coppola oversees the strategic direction of our Company. He has broad oversight over our Company's financial and investment strategies, including our Company's key lender and investor relationships. He also oversees our acquisitions and dispositions, department store relationships and development/redevelopment projects. Mr. E. Coppola was previously an Executive Vice President from our formation through September 2004 and was our Senior Executive Vice President and Chief Investment Officer from October 2004 until his election as President. He has 36 years of shopping center experience with The Macerich Group and our Company and is one of our founders. From March 16, 2006 to February 2, 2009, Mr. E. Coppola was a member of the board of directors of Strategic Hotels & Resorts, Inc., a publicly traded REIT which owns and manages high-end hotels and resorts. Mr. E. Coppola is also an attorney.

As President, Mr. E. Coppola provides our Board with important information about the overall conduct of our Company's business. His day-to-day leadership of our Company provides our Board with valuable knowledge of our operations, plans and direction. Our Board appreciates his long history and experience in the shopping center industry as well as his expertise with respect to strategic and investment planning, finance, capital markets, acquisition, disposition and development matters.

NAME, TERM, AND AGE	DIRECTOR BIOGRAPHICAL INFORMATION
Fred S. Hubbell Director since 1994 Age - 61

Mr. Hubbell was a member of the executive board and Chairman of Insurance and Asset Management Americas for ING Group, a Netherlands-based company and one of the world's largest banking, insurance and asset management companies, and served as an executive board member from May 2000 through April 2006. The executive board is the first tier leadership board of ING Group and is responsible for the management of the company. Mr. Hubbell became Chairman of Insurance and Asset Management Americas in 2004 and was previously Chair of the Executive Committees of the Americas and Asia/Pacific beginning January 2000. Mr. Hubbell was also responsible for Nationale Nederlanden, ING's largest Dutch insurance company, and ING's asset management operations throughout Europe since May 2004. Mr. Hubbell elected to retire from ING Group's executive board effective April 25, 2006 and has returned to the United States. Mr. Hubbell was formerly Chairman, President and Chief Executive Officer of Equitable of Iowa Companies, an insurance holding company, serving as Chairman from May 1993 to October 1997, and as President and Chief Executive Officer from May 1989 to October 1997. Mr. Hubbell served as interim director of the Iowa Department of Economic Development from October 5, 2009 through January 14, 2010. From January 1, 2012 through December 31, 2012, Mr. Hubbell was a Senior Industry Advisor to ING Group on a part-time basis. On December 31, 2012, Mr. Hubbell was elected as a member of the board of directors and audit committee of ING U.S., Inc. Mr. Hubbell is also an attorney.

Mr. Hubbell's extensive executive experience and leadership roles at both ING Group and Equitable of Iowa Companies provide our Board with an important perspective in terms of the management and operation of our Company. His expertise in management, strategic planning and operations assists our Board in reviewing our financial and business strategies as well as addressing the challenges our Company faces. Mr. Hubbell's experience at ING Group also provides our Board with a global perspective. In addition, Mr. Hubbell was chosen by our independent directors to serve as our Presiding Director and he collaborates with Mr. A. Coppola on Board matters.

NAME, TERM, AND AGE	DIRECTOR BIOGRAPHICAL INFORMATION
Diana M. Laing Director since 2003 Age - 58

Ms. Laing is the Chief Financial Officer and Secretary of Thomas Properties Group, Inc., a publicly traded real estate operating company and institutional investment manager focused on the development, acquisition, operation and ownership of commercial properties throughout the United States, and has served in such capacity since May 2004. She is responsible for financial reporting, capital markets transactions and investor relations. Ms. Laing served as Chief Financial Officer of each of Triple Net Properties, LLC from January through April 2004, New Pacific Realty Corporation from December 2001 to December 2003, and Firstsource Corp. from July 2000 to May 2001. From August 1996 to July 2000, Ms. Laing was Executive Vice President, Chief Financial Officer and Treasurer of Arden Realty, Inc., a publicly traded REIT which was the largest owner and operator of commercial office properties in Southern California. From 1982 to August 1996, she served in various capacities, including Executive Vice President, Chief Financial Officer and Treasurer of Southwest Property Trust, Inc., a publicly traded multi-family REIT which owned multi-family properties throughout the southwestern United States. Ms. Laing began her career as an auditor with Arthur Andersen & Co. She serves on the advisory boards to the Dean of the Spears School of Business and the Chairman of the School of Accounting at Oklahoma State University.

Our Board believes Ms. Laing's over 30 years of real estate industry experience, with her particular expertise in finance, capital markets, strategic planning, budgeting and financial reporting, make her a valuable member of our Board. This financial and real estate experience is supplemented by her substantive public company and REIT experience which enhances her understanding of the issues facing our Company and industry. Based on her financial expertise, Ms. Laing serves as the Chairperson of our Audit Committee and has been determined by our Board to be an audit committee financial expert.

Stanley A. Moore Director since 1994 Age - 74

Mr. Moore is Chairman of the Board and co-founder of Overton Moore Properties and served as its Chief Executive Officer from 1973 through March 2011. Mr. Moore has been a director of Overton Moore Properties (or its predecessor) since 1973. Overton Moore Properties, which develops, owns and manages office, industrial and mixed-use space is one of the top commercial real estate development firms in Los Angeles County. In addition, he is a member of the board of directors and chairman of the investment committee and nominating and corporate governance committee of Industrial Income Trust, Inc., a public, non-traded industrial REIT. Furthermore, Mr. Moore is past president of the Southern California Chapter of the National Association of Industrial and Office Parks, and is a board member of the Economic Resources Corporation of South Central Los Angeles.

Mr. Moore's experience as a CEO of a leading commercial real estate developer gives him a broad understanding of the operational, financial and strategic issues facing our Company. By virtue of his extensive real estate experience, he brings to our Board valuable knowledge in the areas of acquisitions, development, property management and finance.

NAME, TERM, AND AGE	DIRECTOR BIOGRAPHICAL INFORMATION
Mason G. Ross Director since 2009 Age - 69

Mr. Ross spent 35 years at Northwestern Mutual Life, an industry leading life insurance company, the final nine years of which he served as Executive Vice President and Chief Investment Officer. As Chief Investment Officer, his responsibilities included the design and administration of investment compensation systems, oversight of investment risk management, and the formation of the asset allocation strategy of the investment portfolio. During his prior 27 years at Northwestern Mutual Life, he held a variety of positions, including leading the company's real estate investment and private securities operations. During that time, he also served as a director of Robert W. Baird, Inc., a regional brokerage and investment banking firm, and the Russell Investment Group, an international investment management firm. Since retiring from Northwestern Mutual in 2007, he has remained active in the investment business and currently serves as a director of Schroeder-Manatee Ranch Inc., a privately held real estate company and as a trustee of several large private trusts. He is the past chairman of the National Association of Real Estate Investment Managers and a former trustee of the Urban Land Institute.

Our Board values the over 40 years of investment experience of Mr. Ross and his extensive involvement in commercial real estate. His real estate financing expertise acquired over a 25 year period of providing real estate financing for all types of properties provides our Board with important knowledge in considering our Company's capital and liquidity needs.

Dr. William P. Sexton Director since 1994 Age - 74

Dr. Sexton is Vice President, Emeritus, University Relations of the University of Notre Dame and assumed this position in 2003. From 1983 through 2003, Dr. Sexton was Vice President, University Relations of the University of Notre Dame and a member of the budget and finance committees of the University where he oversaw fiscal, internal control, personnel, budget and capital matters. After serving in this role for 20 years, he returned to teaching full time in the College of Business. He is a Full Professor in the Management Department and teaches in the University's Executive MBA Program. Dr. Sexton has been employed as a professor in the Management Department of the Business School at Notre Dame since 1966. Dr. Sexton also serves as chairman of the audit committee of a privately held company.

Our Board values Dr. Sexton's extensive business experience and knowledge gained from his positions as both a professor and officer of the University of Notre Dame. Our Board believes Dr. Sexton's background in management, finance and education not only supplements the experiences of our other directors but also provides a different and informative viewpoint to Board matters.

NAME, TERM, AND AGE	DIRECTOR BIOGRAPHICAL INFORMATION
Ms. Andrea M. Stephen Director since 2013 Age - 48

Ms. Stephen served as Executive Vice President, Investments for The Cadillac Fairview Corporation Limited ("Cadillac Fairview"), one of Canada's largest real estate office and retail property managers, from October 2002 to December 2011 and as Senior Vice President, Investments for Cadillac Fairview from May 2000 to October 2002, where she was responsible for developing and executing Cadillac Fairview's investment strategy. Prior to joining Cadillac Fairview, Ms. Stephen held the position of Director, Real Estate with the Ontario Teachers' Pension Plan Board, the largest single-profession pension plan in Canada, from December 1999 to May 2000, as well as various portfolio manager positions from September 1995 to December 1999. Previously, Ms. Stephen served as Director, Financial Reporting for Bramalea Centres Inc. for approximately two years and as an Audit Manager for KPMG LLP at the end of her over six year tenure. Ms. Stephen is a member of the board of directors for First Capital Realty Inc., Canada's leading owner, developer and operator of supermarket and drugstore anchored neighborhood and community shopping centers, and a member of the board of trustees of Boardwalk Real Estate Investment Trust, Canada's leading owner and operator of multi-family communities. Ms. Stephen also previously served on the board of directors of Multiplan Empreendimentos Imobiliários, S.A., a Brazilian real estate operating company, from June 2006 to March 2012.

With over 25 years in the real estate industry and extensive transactional and management experience, Ms. Stephen has a broad understanding of the operational, financial and strategic issues facing real estate companies. She brings management expertise, leadership capabilities, financial knowledge and business acumen to our Board. Her significant international investment experience also provides a global perspective as well as international relationships. In addition, her service on various boards provides valuable insight and makes her an important contributor to our Board. As a new board member, Ms. Stephen further provides a fresh viewpoint to our Board's deliberations.

The Board of Directors and its Committees

Board of Directors

  •
  Seven of our ten directors are independent under the NYSE Rules.

  •
  All of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent.

Our Company is managed under the direction of a Board of Directors composed of ten members. Our Board of Directors met six times in 2012. Each of our directors who was a director during 2012 attended all Board meetings, except Mr. Hubbell missed one meeting. In addition, each such director attended at least 75% of the aggregate number of meetings of our Board and of each committee on which he or she served during 2012. Ms. Stephen was elected as a director by our Board of Directors on January 3, 2013.

Director Independence.    For a director to be considered independent, our Board must determine that the director does not have any material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company). Our Board has established Director Independence Standards to assist it in determining director independence. The Director Independence Standards establish exclusionary standards that conform to the independence requirements of the NYSE Rules and categorical standards that identify permissible immaterial relationships between our directors and our Company. These Director Independence Standards are included in our Guidelines on Corporate Governance which are available at www.macerich.com under "Investing—Corporate Governance." Our Board has determined that the following seven current non-employee directors do not have any material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company) and each is an independent director under our Director Independence Standards: Messrs. Abbey, Hubbell, Moore and Ross, Mses. Laing and Stephen and Dr. Sexton. Our Board also previously determined that James S. Cownie, who retired from our Board in May 2012, was an independent director under the NYSE Rules and our Director Independence Standards during the period of his service on our Board. Messrs. A. Coppola, Anderson and E. Coppola are not independent directors because they are current executive-level employees of our Company.

Board Committee Memberships

The table below provides current membership information for each of our Committees of our Board of Directors:

	Board	Executive	Audit	Compensation	Nominating and Corporate Governance
Douglas D. Abbey	X			X	X
Dana K. Anderson	X
Arthur M. Coppola	Chair	Chair
Edward C. Coppola	X
Fred S. Hubbell	Lead	X	X		Chair
Diana M. Laing	X		Chair	X
Stanley A. Moore	X	X		Chair	X
Mason G. Ross	X			X	X
Dr. William P. Sexton	X		X	X
Andrea M. Stephen	X		X

Executive Committee.    The Executive Committee of our Board of Directors consists of Messrs. Hubbell, Moore and A. Coppola and has such authority as is delegated by our Board and as permitted under applicable law, including authority to negotiate and implement acquisitions and to execute certain contracts and agreements with unaffiliated third parties. The primary purpose of the Executive Committee is to exercise the powers and duties of our Board between Board meetings and to implement the policy decisions of our Board on matters not delegated to other committees. Mr. A. Coppola is the chairperson of this Committee. Mr. Hubbell was appointed to the

Committee on January 31, 2013. The Executive Committee met one time during 2012. Mr. Moore was unable to attend this meeting, and in accordance with our bylaws, Mr. Hubbell was appointed by the chairperson to attend this meeting.

Audit Committee.    The Audit Committee consists of Mr. Hubbell, Mses. Laing and Stephen and Dr. Sexton, each of whom is financially literate, is an independent director and meets the independence requirements for audit committee members under the NYSE Rules and the Securities Exchange Act of 1934, as amended, or "Exchange Act." Ms. Laing is the chairperson of this Committee and has been determined by our Board to be an audit committee financial expert. The Audit Committee met eight times during 2012 and all members who were members during 2012 attended each meeting, except Mr. Hubbell missed one meeting. Ms. Stephen was appointed to the Audit Committee on January 3, 2013.

Under the Audit Committee charter, the purpose of this Committee is to assist our Board in overseeing the accounting and financial reporting processes and the audits of our financial statements, including the integrity of our financial statements, the compliance with legal and regulatory requirements, our independent public accountants' qualifications and independence, and the performance of our independent public accountants and internal audit function. The Committee's duties include:

  (1)
  appointing, evaluating and, where appropriate, replacing our independent public accountants,

  (2)
  reviewing our financial statements with management and our independent public accountants,

  (3)
  reviewing and approving with our independent public accountants the scope and results of the audit engagement,

  (4)
  pre-approving audit and permissible non-audit services provided by our independent public accountants,

  (5)
  reviewing the independence of our independent public accountants,

  (6)
  reviewing the adequacy of our internal accounting controls and legal and regulatory compliance, and

  (7)
  reviewing and approving related-party transactions in accordance with our Related Party Transaction Policies and Procedures as described below.

Compensation Committee.    The Compensation Committee consists of Messrs. Abbey, Moore and Ross, Ms. Laing and Dr. Sexton, each of whom is an independent director. Mr. Moore is the chairperson of this Committee. The Compensation Committee met seven times during 2012 with all members attending each meeting, except Mr. Ross missed one meeting. As outlined in its charter, the Compensation Committee has the following duties and responsibilities:

  (1)
  approving and evaluating our director and executive officer compensation plans, policies and programs,

  (2)
  reviewing annually our overall compensation structure and philosophy,

  (3)
  reviewing and approving compensation for our executive officers,

  (4)
  reviewing and recommending director compensation to our Board, and

  (5)
  administering certain of our employee benefit and stock plans.

The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant as it deems necessary to assist in the evaluation of director or executive officer compensation and shall be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. The Compensation Committee has periodically engaged independent compensation consultants to provide reviews of the various elements of our director and executive officer compensation programs, including evolving compensation trends and market survey data. The Committee retained Towers Watson, a nationally recognized independent compensation consulting firm, in 2012 to conduct a competitive review of the compensation for our named executive officers based on an analysis of the most recent proxy statements from a group of peer companies. Towers Watson provided no other consulting services to our

Company or our executive officers and the Compensation Committee believes Towers Watson is independent and its work raised no conflict of interest.

In late 2012, the Committee conducted a review of various compensation consultants and selected Frederic W. Cook & Co. ("Cook & Co.") as its independent compensation consultant with respect to our 2013 compensation programs. During the selection process, the Committee considered the independence of Cook & Co. and determined that Cook & Co. is independent and there were no conflicts of interest. Cook & Co. provides no other consulting services to our Company or our executive officers.

Mr. A. Coppola also generally attends the Compensation Committee meetings and provides his recommendations with respect to the compensation paid to the other executive officers. While Mr. A. Coppola's input is viewed by the Compensation Committee as an integral and vital part of the compensation process, the Compensation Committee is solely responsible for making the final decision regarding the form and amount of compensation for our Company's executive officers. See "Compensation Discussion and Analysis." The Compensation Committee may also form and delegate authority to subcommittees, when appropriate, each subcommittee to consist only of independent directors. No subcommittee has been formed.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Messrs. Abbey, Hubbell, Moore and Ross, each of whom is an independent director. Mr. Hubbell serves as chairperson. The Nominating and Corporate Governance Committee met two times in 2012 with all members who were members during 2012 attending each meeting. The Nominating and Corporate Governance Committee operates under a charter which provides that the Committee will:

  (1)
  assist our Board by identifying individuals qualified to become Board members and recommend to our Board nominees for election as director by our stockholders or by our Board to fill a vacancy occurring between stockholder meetings,

  (2)
  recommend adoption of and changes to our Guidelines on Corporate Governance,

  (3)
  lead our Board in its annual review of the performance of our Board and our committees,

  (4)
  recommend to our Board director nominees for each Board committee, and

  (5)
  perform such other duties and responsibilities as are set forth in its charter or delegated by our Board, including developing a succession plan to ensure continuity in management.

Committee Charters.    The charters for the Executive Committee, Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are available at www.macerich.com under "Investing—Corporate Governance."

Related Party Transaction Policies and Procedures

The Audit Committee administers our written Related Party Transaction Policies and Procedures. These policies are designed to assist with the proper identification, review and disclosure of related party transactions and apply generally to any transaction or series of transactions in which our Company or an affiliate is a participant, the amount involved exceeds $120,000 and a related party has a direct or indirect material interest. A related party generally includes any director, executive officer, stockholder of more than 5% of our Common Stock and any immediate family member thereof. Under the policies, transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. In determining whether to approve or ratify a transaction, the Audit Committee will consider all of the relevant facts and circumstances, including the related party's interest, the amount involved in the transaction, and whether the transaction has terms no less favorable than those generally available from an unrelated third party. The Audit Committee will approve or ratify such transaction if it determines, in good faith, that under all of the circumstances the transaction is fair to our Company.

Risk Oversight

One of the principal functions of our Board of Directors is to provide oversight concerning our Company's assessment and management of risk related to our business. Our Board of Directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities as well as through its oversight of management and the committees of our Board. Management is responsible for identifying the material risks facing our Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with our Board and/or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to our Board regarding business operations and strategic planning, financial planning and budgeting, and material litigation and regulations, including any material risk to the Company relating to such matters. Our Board of Directors believes that the processes it has established to administer our Board's risk oversight function would be effective under a variety of leadership frameworks and therefore these processes do not have any material effect on our Company's leadership structure described under the heading "Board Leadership Structure" below.

Our Board has delegated oversight for specific areas of risk exposure to our Board committees as follows:

  Audit Committee.    As required by the NYSE Rules, the Audit Committee is responsible for periodically discussing our Company's overall risk assessment and risk management policies with management, our Company's internal auditors and our independent registered public accounting firm as well as our Company's plans to monitor, control and minimize such risk and exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls and oversees risk related to our compliance with legal and regulatory requirements.

  Compensation Committee.    The Compensation Committee is responsible for overseeing our Company's assessment and management of risk related to our Company's compensation plans, policies and overall philosophy as more fully described below under "Compensation Risk Assessment."

  Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee oversees the policies and procedures related to management succession, including both emergency CEO succession and CEO succession in the ordinary course of business.

At each regular meeting of our Board of Directors, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any risk exposure and risk management policies with respect to such matters. Our Chief Executive Officer, Chief Legal Officer and/or Chief Financial Officer regularly attend meetings of our committees when they are not in executive session. In addition, our directors are free to communicate directly with members of management and any outside advisors regarding any matter.

Compensation Risk Assessment.    We believe that our compensation programs do not encourage unnecessary or excessive risk taking that could have a material adverse effect on our Company. The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. While our annual incentive compensation program focuses on short-term or annual performance, our executives' annual bonuses are determined in the Compensation Committee's discretion based on its consideration of a variety of corporate and individual performance factors as described below under "Compensation Discussion and Analysis." Therefore, the Compensation Committee believes that the annual bonus program appropriately balances risk and the desire to focus executives on short-term goals important to our success without putting undue emphasis on any particular performance measure, and that it does not encourage unnecessary or excessive risk taking.

A significant portion of the compensation provided to our named executive officers is in the form of equity awards that are important to help further align executives' interests with those of our stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since grants are subject to vesting or retention schedules to help ensure that executives always have significant value tied to our long-term stock price performance. As described in our "Compensation Discussion and Analysis," our current practice is to grant executives LTIP Unit awards that vest based on the percentile ranking of our total stockholder return as compared to our peer REITs over the applicable performance period. The Compensation Committee believes these awards provide additional incentives for executives to create value for our stockholders and, together with the executives' equity ownership in our Company pursuant to our Stock Ownership Policies as described below, help further link their interests with those of our stockholders.

Director Selection Process

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee periodically assesses the appropriate size of our Board of Directors, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, officers, professional search firms or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee also may review materials provided by professional search firms or other parties in connection with a nominee. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. This Committee will make the final recommendations of candidates to our Board for nomination.

Our Board of Directors has a policy that stockholders may recommend a director candidate for consideration by the Nominating and Corporate Governance Committee for election at an annual meeting of stockholders by submitting the names and qualifications of such persons in writing to the Nominating and Corporate Governance Committee, c/o our Secretary, no later than the December 1 prior to the next annual meeting of stockholders, together with information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to Section 1.11 of our bylaws, a copy of which will be made available upon request. The Nominating and Corporate Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of our Board. Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 1.11 of our bylaws and within the time periods set forth herein under the heading "Stockholder Proposals and Director Nominees."

Our Nominating and Corporate Governance Committee and our Board of Directors will consider all persons properly recommended as a nominee for election to the Board in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee does not apply any specific, minimum qualifications in considering a director candidate and does not impose additional qualifications on stockholder-recommended potential nominees. Instead, the Committee reviews the candidates taking into account the current Board membership and considers a variety of factors, including the specific needs of our Company and our Board, the experience, skills, areas of expertise, independence, productivity, length of service, occupational and other responsibilities (including other public company board memberships and committee memberships) of the candidates, and such other factors as the Committee may determine is appropriate for review. This process is described in our Guidelines on Corporate Governance which is available at www.macerich.com under "Investing—Corporate Governance."

Diversity.    Although our Company does not have a formal policy for the consideration of diversity in identifying nominees for director, our Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse Board and strives to create diversity in the Board as a whole when identifying and selecting nominees. Our Nominating and Corporate Governance Committee utilizes a broad conception of diversity, including diversity of professional experience, background, skills, areas of expertise and perspective. These factors, the additional factors described above under "Director Selection Process" and others that are considered useful by our Nominating and Corporate Governance Committee are reviewed in terms of assessing the perceived needs of our Board at any particular point in time. Our Nominating and Corporate Governance Committee focuses on having a Board which collectively possesses a broad range of talent, skill, expertise and experience useful to the effective oversight of our Company's business and affairs. On an annual basis, as part of our Board's self-evaluation, our Board assesses whether the overall mix of our Board members is appropriate for our Company.

Board Leadership Structure

Our Company's Guidelines on Corporate Governance provide that our Board is free to make its choice for Chairman of the Board and CEO in any way that our Board considers is best for our Company. Our Board recognizes that no single leadership model is correct at all times and that, depending on the circumstances, another leadership model might be appropriate. Our Board, therefore, believes that it should have the flexibility to decide whether it is best for our Company at any point in time to combine or separate the roles of CEO and Chairman of the Board.

Our Board currently combines the role of Chairman of the Board and the role of CEO, but couples this with the Presiding Director position to further strengthen our governance structure. Our Board believes this structure provides an efficient and effective leadership model for our Company given Mr. A. Coppola's strong leadership and extensive knowledge of our Company. Combining the Chairman and CEO roles in the case of Mr. A. Coppola serves as a bridge between the Board and management and fosters clear accountability, effective decision making and alignment on corporate strategy.

To ensure independent oversight, we have a strong Presiding Director role as well as executive sessions of the independent directors after every Board meeting. Mr. Hubbell was designated our Presiding Director by our independent directors in October 2012, succeeding Mr. Moore. In addition to collaborating with our CEO on a regular basis, the role of the Presiding Director is to prepare with our CEO our Board agendas, chair the executive sessions of the non-management directors, call meetings of the independent directors and perform such other functions as our Board or non-management directors may direct. The non-management directors meet in separate executive sessions after each regularly scheduled quarterly Board meeting. The non-management directors met four times in 2012. Each non-management director is an independent director.

Attendance at Stockholders' Meetings

Our Board encourages directors in the Santa Monica area at the time of the stockholders' meeting to attend the meeting. Our Board does not require director attendance at our stockholders' meetings because our stock is predominately held by institutional stockholders and attendance is traditionally light. At our 2012 annual stockholders' meeting, three of our directors attended.

Contact Our Board

Individual stockholders or any other interested parties may contact our entire Board of Directors or individual members of our Board of Directors, our non-management directors as a group or the Presiding Director for our non-management directors, by sending an email as follows:

  Board of Directors—boardofdirectors@macerich.com
  Non-Management Directors—nonmanagementdirectors@macerich.com
  Presiding Director for the Non-Management Directors—presidingdirector@macerich.com

Such communications may be anonymous and also may be submitted in writing in care of:

  Attention: Secretary
  The Macerich Company
  401 Wilshire Boulevard, Suite 700
  Santa Monica, CA 90401

All communications are distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances of the communication. Our Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of our Board be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Codes of Ethics

Our Company expects that all of our directors, officers and employees will maintain a high level of integrity in their dealings with and on behalf of our Company and will act in the best interests of our Company. Our Code of Business Conduct and Ethics provides principles of conduct and ethics for our directors, officers and employees. This Code complies with the requirements of the Sarbanes-Oxley Act of 2002, applicable SEC rules and the NYSE Rules. In addition, our Company has adopted a Code of Ethics for our CEO and senior financial officers which supplements our Code of Business Conduct and Ethics applicable to all employees and complies with the additional requirements of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. To the extent required by applicable SEC rules and NYSE Rules, we intend to promptly disclose future amendments to certain provisions of these Codes or waivers of such provisions granted to directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions, on our website at www.macerich.com under "Investing—Corporate Governance—Code of Ethics." Each of these Codes of Conduct is available on our website at www.macerich.com under "Investing—Corporate Governance."

Compensation of Directors

Our non-employee directors are compensated for their services according to an arrangement authorized by our Board of Directors and recommended by the Compensation Committee. A Board member who is also an employee of our Company or a subsidiary does not receive compensation for service as a director. Messrs. A. Coppola, Anderson and E. Coppola are the only directors who are also employees of our Company or a subsidiary.

The Compensation Committee generally reviews director compensation annually. Our current compensation structure for our non-employee directors is as follows:

  Annual Retainer for Service on our Board—$60,000, payable in quarterly installments, plus shares of restricted stock equal to $75,000 based upon the closing price of our Common Stock on the date of the grant, which are automatically granted in March of each year and vest over three years.

  Annual Retainer for Chairperson of the Audit Committee—$25,000.

  Annual Retainer for Chairperson of the Compensation Committee—$25,000.

  Annual Retainer for Chairperson of the Nominating and Corporate Governance Committee—$25,000.

  Annual Retainer for Committee Membership—$12,500 per committee for non-chair members.

  Expenses—The reasonable expenses incurred by each director (including employee directors) in connection with the performance of the director's duties are also reimbursed by our Company.

Each grant of restricted stock to our non-employee directors in 2012 was made pursuant to our 2003 Incentive Plan. In addition, our Director Phantom Stock Plan offers our non-employee directors the opportunity to defer cash compensation otherwise payable and to receive that compensation (to the extent that it is actually earned by service during that period) in cash or in shares of Common Stock as elected by the director, after termination of the director's service or on a specified payment date. Such compensation includes the annual retainers payable to our non-employee directors. Every current non-employee director during his or her term of service has elected to receive all or a portion of such compensation in Common Stock. Deferred amounts are generally credited as stock units at the beginning of the applicable deferral period based on the present value of such deferred compensation divided by the average fair market value of our Common Stock for the preceding 10 trading days. Stock unit balances are credited with additional stock units as dividend equivalents and are ultimately paid out in shares of our Common Stock on a one-for-one basis. A maximum of 500,000 shares of our Common Stock may be issued in total under our Director Phantom Stock Plan, subject to certain customary adjustments for stock splits, stock dividends and similar events. The vesting of the stock units is accelerated in case of the death or disability of a director or, upon or after a change of control event, the termination of his or her services as a director.

2012 Director Compensation

The following table summarizes the compensation paid, awarded or earned with respect to each of our non-employee directors during 2012. Mr. Cownie retired from our Board on May 30, 2012 and Ms. Stephen joined our Board on January 3, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
Douglas D. Abbey	85,000	75,000		—	—	—	—		160,000
James S. Cownie	35,301	114,032	(3)	—	—	—	25,906	(4)	175,239
Fred S. Hubbell	97,500	75,000		—	—	—	—		172,500
Diana M. Laing	97,500	75,000		—	—	—	—		172,500
Stanley A. Moore	110,000	75,000		—	—	—	—		185,000
Mason G. Ross	85,000	75,000		—	—	—	—		160,000
Dr. William P. Sexton	85,000	75,000		—	—	—	—		160,000

(1)
Pursuant to our Director Phantom Stock Plan, each director, except Mr. Ross, elected to defer fully their annual cash retainers for 2012 and to receive such compensation in Common Stock at a future date. Mr. Ross elected to defer 50% of his annual retainer for 2012. Therefore, for 2012 compensation, Messrs. Abbey, Cownie, Hubbell, Moore and Ross, Ms. Laing and Dr. Sexton were credited with 1,832, 952, 2,633, 2,983, 1,147, 2,582 and 2,283 stock units, respectively, which vested during 2012 as their service was provided. The amount shown for Mr. Cownie represents the prorated share of his director fees through May 30, 2012, the date of his retirement.

(2)
The amounts shown represent the grant date fair value computed in accordance with Statement of Financial Accounting Standards Bulletin ASC Topic 718 referred to as "FASB ASC Topic 718," of restricted stock awards granted under our 2003 Incentive Plan. Any estimated forfeitures were excluded from the determination of these amounts and there were no forfeitures of stock awards during 2012 by our directors. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

For Mr. Cownie, the grant date fair value of his restricted stock award calculated as described above was $75,000 and the remaining amount in this column for Mr. Cownie reflects the modification of his unvested restricted stock awards in connection with his retirement. (See also, footnote (3) below.)

Each of our non-employee directors received 1,377 shares of restricted stock on March 9, 2012 under our 2003 Incentive Plan. The closing price of our Common Stock on that date was $54.43.

  As of December 31, 2012, our non-employee directors held the following number of unexercised stock options, unvested shares of restricted stock and unpaid stock units:

Name	Unexercised Options (#)(a)	Unvested Shares of Restricted Stock (#)	Stock Units (#)
Douglas D. Abbey	—	2,576	4,460
James S. Cownie	—	3,058	21,933
Fred S. Hubbell	—	3,058	47,818
Diana M. Laing	2,700	3,058	19,535
Stanley A. Moore	—	3,058	50,421
Mason G. Ross	—	3,058	4,726
Dr. William P. Sexton	—	3,058	49,074

(a)
The number of options reflects certain anti-dilutive adjustments under our 2003 Incentive Plan.
(3)
In connection with Mr. Cownie's retirement on May 30, 2012, the Compensation Committee modified his awards to permit his unvested restricted stock to continue to vest in accordance with their original vesting schedules. $39,032 of the amount in this column reflects the incremental fair value of these awards, computed as of the modification date in accordance with FASB ASC Topic 718.

(4)
Represents the premium paid by our Company for Mr. Cownie's health insurance.

 Executive Officers

The following table sets forth, as of March 31, 2013, the names, ages and positions of our executive officers and the year each became an officer. Executive officers serve at the pleasure of our Board of Directors. Mr. Leanse is the only executive officer who has an employment agreement with our Company.

Name	Age	Position	Officer Since
Arthur M. Coppola	61	Chairman of the Board of Directors and Chief Executive Officer	1993
Dana K. Anderson	78	Vice Chairman of the Board of Directors	1993
Edward C. Coppola	58	President	1993
Thomas E. O'Hern	57	Senior Executive Vice President, Chief Financial Officer and Treasurer	1993
Thomas J. Leanse	59	Senior Executive Vice President, Chief Legal Officer and Secretary	2012
Robert D. Perlmutter	51	Executive Vice President, Leasing	2012
Randy L. Brant	60	Executive Vice President, Real Estate	2001
Eric V. Salo	47	Executive Vice President	2000

Executive Officer Equity Ownership

Except as noted below, the following table sets forth, as of the record date, March 22, 2013, the number of shares of our Common Stock and OP Units beneficially owned by each of the executive officers named in the Summary Compensation Table on page 47 of this Proxy Statement, whom we refer to as our "named executive officers." Although Richard A. Bayer retired from his position with our Company in 2012, he is considered a named executive officer under SEC rules. Information in the table below with respect to Mr. Bayer's Common Stock holdings is as of October 1, 2012, his last day of employment with our Company.

Name	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Common Stock(2)	Amount and Nature of Beneficial Ownership of OP Units(1)	Percent of Common Stock(3)
Arthur M. Coppola	365,151(4)(5)	*	1,764,055(6)	1.53%
Edward C. Coppola	384,700(7)(8)	*	1,229,349(9)	1.16%
Thomas E. O'Hern	153,827(10)	*	91,280(11)	*
Thomas J. Leanse	42,232(12)	*	20,000(13)	*
Robert D. Perlmutter	1,000	*	10,000(14)	*
Richard A. Bayer	78,822(15)	*	119,313	*

*
The percentage of shares beneficially owned by this executive officer does not exceed one percent of our outstanding Common Stock.

(1)
Except as provided under applicable state marital property laws or as otherwise noted, each individual in the table above has sole voting and investment power over the shares of Common Stock or OP Units listed.

(2)
Assumes that none of our outstanding OP Units or LTIP Units are redeemed for shares of Common Stock (assuming, in the case of LTIP Units, they have first been converted into OP Units).

(3)
Assumes that all OP Units and LTIP Units held by the person are redeemed for shares of Common Stock (assuming, in the case of any LTIP Units, they have first been converted into OP Units) and that none of our OP Units or LTIP Units held by other persons are redeemed for or converted into shares of Common Stock.

(4)
Includes 488 shares held by Mr. A. Coppola as custodian for his minor child.

(5)
Includes 102,610 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 201,500 shares of Common Stock which are pledged as collateral for a line of credit. This number reflects a decrease of 117,860 pledged shares from the number reported in the proxy statement for our Company's 2012 annual meeting of stockholders. Excluding his pledged shares, Mr. A. Coppola beneficially owns Macerich securities representing more than 121 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 46 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 38 of this Proxy Statement.

(6)
All 1,764,055 OP Units are held by family limited liability companies of which Mr. A. Coppola is the sole manager. In addition to these securities, Mr. A. Coppola has 181,195 unvested performance-based LTIP Units.

(7)
Includes 4,097 shares of Common Stock held for Mr. E. Coppola under our 401(k)/Profit Sharing Plan. Also includes 39,969 shares held by a family limited partnership of which Mr. E. Coppola has sole beneficial ownership and 5,053 shares held by Mr. E. Coppola as custodian for his children. All of the shares held by the family partnership are pledged as collateral for a line of credit.

(8)
Includes 72,907 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 262,448 shares of Common Stock which are pledged as collateral for a line of credit. This number reflects a decrease of 90,600 pledged shares from the number reported in the proxy statement for our Company's 2012 annual meeting of stockholders. Excluding his pledged shares, Mr. E. Coppola beneficially owns Macerich securities representing more than 103 times his salary, which is in excess of the number of shares of Common Stock he is required to own pursuant to our Stock Ownership Policies described on page 46 of this Proxy Statement. See also "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 38 of this Proxy Statement.

(9)
Includes 155,952 OP Units held in a family trust where Mr. E. Coppola has shared beneficial ownership. In addition to these securities, Mr. E. Coppola has 60,398 unvested performance-based LTIP Units.

(10)
Includes 3,727 shares of Common Stock held for Mr. O'Hern under our 401(k)/Profit Sharing Plan and 59,406 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011. Also includes 5,525 shares held by Mr. O'Hern as custodian for his minor children.

(11)
In addition to these securities, Mr. O'Hern has 25,166 unvested performance-based LTIP Units.

(12)
Includes 1,678 shares subject to options granted to Mr. Leanse under our 2003 Incentive Plan that are currently exercisable or become exercisable on or before May 21, 2013. Also includes 39,932 SARs granted under our 2003 Incentive Plan that vested on September 1, 2012. In addition to these securities, Mr. Leanse has 8,390 shares subject to options that become exercisable after May 21, 2013.

(13)
In addition to these securities, Mr. Leanse has 25,166 unvested performance-based LTIP Units.

(14)
In addition to these securities, Mr. Perlmutter has 20,132 unvested performance-based LTIP Units.

(15)
Includes 54,005 SARs granted under our 2003 Incentive Plan that vested on March 15, 2011.

Executive Officer Biographical Information

Biographical information concerning Messrs. A. Coppola, Anderson and E. Coppola is set forth above under the caption "Information Regarding our Director Nominees."

Thomas E. O'Hern became one of our Senior Executive Vice Presidents in September 2008 and has been our Chief Financial Officer and Treasurer since July 1994. Mr. O'Hern was an Executive Vice President from December 1998 through September 2008 and served as a Senior Vice President from March 1993 to December 1998. From our formation to July 1994, he served as Chief Accounting Officer, Treasurer and Secretary. From November 1984 to March 1993, Mr. O'Hern was a Chief Financial Officer at various real estate development companies. He was also a certified public accountant with Arthur Andersen & Co. and was with that firm from 1978 through 1984. Mr. O'Hern is a member of the board of directors, the audit committee chairman and was formerly a member of the compensation committee of Douglas Emmett, Inc., a public REIT, and is a board member of several other non-profit philanthropic and academic organizations.

Thomas J. Leanse joined our Company on September 1, 2012 as one of our Senior Executive Vice Presidents, and has been our Chief Legal Officer and Secretary since October 1, 2012. Prior to joining our Company, Mr. Leanse was a partner at Katten Muchin Rosenman LLP ("Katten Muchin") from 1992 through 2012, where he specialized in the shopping center industry, representing various developers, in addition to acting as amicus curiae for the International Council of Shopping Centers. Mr. Leanse received his JD from the University of San Diego School of Law in 1978, after graduating from UC San Diego in 1975 with a BA in Political Science and a minor in Economics. He was formerly a partner in the Los Angeles office of Pepper Hamilton & Scheetz from 1987 to 1992, and an associate and then partner at the Long Beach office of Ball, Hunt, Hart, Brown and Baerwitz. Prior to that he was employed in Chicago, Illinois at the office of the Trust Counsel for Harris Bank and was also an Assistant State's Attorney in the Cook County State's Attorney's Office. Mr. Leanse has also acted as General Counsel to the US Ski Association and the US Ski Team. Mr. Leanse is currently on the Board of Directors of Cedars Sinai Medical Center and an officer of the Pacific Southwest Region of the Anti-Defamation League.

Robert D. Perlmutter joined our Company as Executive Vice President of Leasing in April 2012, directing specialty store retail leasing. Mr. Perlmutter was the managing member of Davis Street Land Company, a privately held real estate company focused on the management, development and ownership of upscale shopping centers from 1998 until March 2012. He was the Chief Executive Officer of Heitman Retail Properties where he supervised overall operations and growth of its retail holdings from 1990 to 1998. Mr. Perlmutter previously served as the President of Heitman Financial Services, Ltd. and was responsible for overseeing all of its acquisitions, financings and dispositions from 1988 to 1990. Prior to that period, he worked as an investment analyst for Heitman Financial Services in its acquisitions and disposition division from 1983 to 1988. Mr. Perlmutter is a member of the board of trustees of Chatham Lodging Trust, a publicly traded REIT which invests in upscale extended-stay hotels and premium-branded select-service hotels. In addition, he is a member of the International Council of Shopping Centers.

Randy L. Brant joined our Company in 2001 as our Senior Vice President of Development Leasing and was appointed our Executive Vice President of Real Estate in December 2007 and oversees our development operations. He has over 33 years of experience in the retail industry, specializing in upscale and entertainment-driven retail developments. Before joining our Company, he was President of Gordon/Brant, LLC, an international developer specializing in entertainment-oriented retail centers known for creating the first two phases of The Forum Shops at Caesar's Palace. Mr. Brant also previously served as Vice President of Real Estate for Simon Property Group and Vice President of Leasing for Forest City Enterprises. Mr. Brant began his career with the Ernest Hahn Company, where he was manager of shopping centers and went on to become Vice President of Leasing for the company.

Eric V. Salo was appointed Executive Vice President in February 2011 and directs the areas of asset management, property management, business development and marketing. Mr. Salo joined our Company in 1987 working in the acquisitions group, served as our Senior Vice President of Strategic Planning from August 2000 to November 2005, then as a Senior Vice President of Asset Management from November 2005 to February 2011, overseeing the Company's joint venture partner relationships, real estate portfolio performance and ancillary revenue programs. Mr. Salo served as board chairman of the Cancer Support Community—West Los Angeles, a non-profit organization providing cancer support and education from January 2009 to June 2012. In addition, Mr. Salo is a member of the International Council of Shopping Centers, a board member for the Santa Monica Convention and Visitors Bureau and directs a tuition assistance program through The Seattle Foundation.

The following Report of the Compensation Committee shall not be deemed filed under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent our Company specifically incorporates this Report by reference into a filing under either of such Acts. The Report shall not be deemed soliciting material, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act.

 Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2012 and this Proxy Statement for our 2013 Annual Meeting of Stockholders.

The Compensation Committee
Stanley A. Moore, Chairman Douglas D. Abbey Diana M. Laing Mason G. Ross Dr. William P. Sexton

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards. In this section, the "Committee" refers to the Compensation Committee of our Board, unless the context otherwise requires.

Performance Overview

To better understand our compensation decisions, it is helpful to supplement the discussion of our executive compensation program with an overview of the strong performance of our Company in recent years. We design our program to reward sustained financial and operating performance, with a specific focus on creating stockholder value over the long-term.

As the chart below demonstrates, our Company's one-year, two-year, three-year and ten-year total stockholder return consistently outperformed both the FTSE NAREIT All Equity REITs Index ("NAREIT Equity REITs Index") and the S&P 500 Index.

Total Stockholder Returns

In addition, the following charts show certain of our key financial metrics over the past three years: adjusted funds from operations ("AFFO") per share-diluted(1), sales per square foot and occupancy rates of our regional shopping center portfolio.(2) These financial metrics demonstrate our continued strong performance during 2012.

AFFO Per Share-Diluted	Sales Per Square Foot

Occupancy at Year-End

(1)
AFFO per share-diluted represents adjusted funds from operations per share-diluted. For the definition of AFFO per share-diluted and a reconciliation of AFFO per share-diluted to net income per share attributable to common stockholders-diluted, see Appendix I of this Proxy Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Funds from Operations and Adjusted Funds from Operations" in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)
For additional information about these financial metrics, see our Annual Report on Form 10-K for the year ended December 31, 2012.

Our 2012 Fiscal Year in Review

2012 was a year of major progress and accomplishment for our Company on many fronts and our executive officers were instrumental in achieving those results. Under Mr. A. Coppola's leadership, our executive team delivered the following results with respect to various corporate goals set by Mr. A. Coppola and our other executives with the Committee for 2012.

Balance Sheet and Liquidity Management

Goal:	Strengthen our balance sheet and liquidity by lowering our interest rates, extending our maturity schedule and reducing our floating rate debt.
Achievement:
We continued to strengthen our balance sheet in 2012 not only by significantly lowering our interest rates, extending our debt maturity schedule and substantially reducing our floating rate debt, but also by improving our liquidity and enhancing our capital position. Notable accomplishments include the following:

•

During 2012, we originated more than $2.4 billion of debt obligations secured by our properties. These transactions generated over $1.3 billion of proceeds in excess of our existing debt balances on those properties and were used for acquisitions, developments, redevelopments, reduction of corporate debt and for general corporate purposes. The average interest rate on this debt originated in 2012 is approximately 3.50%. As of December 31, 2012, the weighted average effective interest rate of our debt was 4.29% compared to 5.00% as of December 31, 2011. As of December 31, 2012, the weighted average term of our debt was 5.2 years compared to 3.19 years as of December 31, 2011 (see chart below) and our floating rate debt decreased from 28.2% of total debt at December 31, 2011 to 23.4% of total debt at December 31, 2012. (The December 31, 2012 numbers in the prior sentence give effect to the closing of two financings in January 2013 that were under contract during 2012 as well as Kings Plaza related financing activities that occurred in January 2013.)

•

The remaining $439 million of our outstanding convertible senior notes were paid off in full in 2012 from a variety of capital sources, including our line of credit and the proceeds from financings and the sale of non-core assets.

• At December 31, 2012, our debt-to-total market capitalization decreased to 43.5% compared to 44.9% at December 31, 2011.

•

A $500 million at-the-market equity program or "ATM Program" was established and 2,961,903 shares of Common Stock were sold for net proceeds of approximately $176 million in 2012 at an average sales price of approximately $60 per share. The net proceeds from the ATM Program were used to repay outstanding indebtedness.

The chart below highlights the significant extension of our debt maturity schedule and shows our debt maturities by year as a percentage of our total debt.

Debt Maturities By Year
(% of Total Debt)

(1)
The Proforma Year End 12/31/2012 percentages give effect to the closing of two financings in January 2013 that were under contract during 2012 as well as Kings Plaza related financing activities that occurred in January 2013.

(2)
Year 2016 includes our Company's revolving line of credit balance of $290.0 million at Year End 12/31/2011 and $605.6 million at Proforma Year End 12/31/2012.

Strategic Acquisitions

Goal:	Acquire high quality "A" mall assets in our core markets and increase our ownership interests in high quality "A" mall joint venture assets.
Achievement:
We carefully selected and acquired for $1.25 billion Kings Plaza and Green Acres, two well-located super regional malls serving the greater New York City area. We also increased our ownership interest to 100% in two high quality joint venture properties.

•

We acquired Kings Plaza, a 1.2 million square foot super regional mall, anchored by Macy's, Lowe's and Sears, making us the largest mall owner in Brooklyn, New York. Kings Plaza is the only enclosed super regional mall in Brooklyn and is considered one of the most prominent malls in the region with tenant sales of approximately $680 per square foot and 96% occupancy at December 31, 2012. In addition, we entered into an agreement to acquire Green Acres Mall in October 2012 which closed in January 2013. Green Acres Mall is a 1.8 million square foot super regional mall located in Valley Stream, New York and anchored by Macy's, Macy's Men's, Sears, Kohl's, jcpenney, BJ's Wholesale Club and Walmart. Green Acres Mall is located on the border of New York City and Nassau County and serves an expansive and diverse trade area, which includes southeast Queens and southwest Nassau County. The mall is 94% occupied and the mall tenants' annual sales per square foot exceed $535. These transactions expand our New York portfolio, are an excellent complement to Queens Center and are consistent with our investment strategy of acquiring assets in the major markets where we have strong assets.

•

We also increased our ownership interest to 100% in two well-performing joint venture properties: FlatIron Crossing, a 1.4 million square foot super regional mall in Broomfield, Colorado with tenants' annual sales per square foot of approximately $548 and Arrowhead Towne Center, a 1.2 million square foot regional shopping center in the Phoenix, Arizona market with tenants' annual sales per square foot of approximately $635.

Dispositions of Non-Core Assets

Goal:	Sell at least $300 million of non-core assets.
Achievement:
We continued execution of our plan to dispose of non-core assets and recycle capital from these assets into our core markets and assets. Dispositions included interests in nine assets in 2012 resulting in our pro rata share of the sales proceeds of $468 million.

Key Developments/Redevelopments

Goal:	Successfully pre-lease our new development, Fashion Outlets of Chicago.
Achievement:	At December 31, 2012, we had signed leases for approximately 77% of the Center and leases for an additional 10% of the Center were pending execution.

•

Fashion Outlets of Chicago, which will be a fully enclosed two-level, 526,000 square foot outlet center located near O'Hare International Airport, is projected to open in August of 2013. This Center will be anchored by Bloomingdale's The Outlet Store, Last Call by Neiman Marcus, Saks Fifth Avenue Off 5th and Forever 21. Fashion Outlets of Chicago is an example of our successful entry into the fashion outlet business.

Goal:	Sign a lead tenant for the office tower at Tysons Corner Center and execute an operating agreement with a flagship hotel for that Center.
Achievement:	We successfully signed a lease with Intelsat for a significant portion of the office tower and an agreement to operate the hotel under the prestigious Hyatt Regency brand.

•

The 1.4 million square foot expansion of Tysons Corner Center, which is currently underway, will include a 524,000 square foot, 22-story office tower, a 17-story, 300-room Hyatt Regency hotel, a 500,000 square foot, 30-story, 430 unit luxury residential tower, and additional retail space. During 2012, Intelsat signed a 15-year agreement and will relocate its U.S. headquarters to the office tower. Intelsat will be the marquee anchor lease for the office building, which is scheduled to open in mid-2014. We also entered into an operating agreement with an affiliate of Hyatt Hotels Corporation to operate the hotel under the Hyatt Regency brand, which is expected to open in 2014.

Goal:	Identify future redevelopment opportunities.
Achievement:	We made significant progress with respect to our plans to expand Fashion Outlets of Niagara Falls USA and Broadway Plaza.

AFFO per share-diluted Growth

Goal:	Meet our AFFO per share-diluted guidance.
Achievement:
AFFO per share-diluted was $3.18, up 10.4% in 2012 compared to 2011, exceeding the high end of our AFFO per share-diluted guidance. Our double-digit growth in AFFO per share-diluted was fueled by strong fundamentals in our portfolio, with solid tenant sales growth, good releasing spreads, continued same center net operating income growth and occupancy gains.

Operational Results

Goal:	Improve our operational results by increasing our occupancy and releasing spreads and exceed same center net operating income growth of 2.5%.
Achievement:
Occupancy increased from 92.7% at December 31, 2011 to 93.8% at December 31, 2012, releasing spreads increased to 15.4% for 2012 compared to 13.7% for 2011 and same center net operating income growth was 2.9% in 2012 compared to 2.5% for 2011.

These key highlights of our 2012 corporate performance contributed to our Company's total stockholder return for 2012 of 19.8%. In light of our Company's overall strong performance and financial position, we were also able to share the benefits with our stockholders by increasing the quarterly cash dividend payable to our stockholders and OP Unit holders by 5.5% from $.55 to $.58 in December 2012.

Principal Components of our Executive Compensation Program and Key Compensation Decisions for Fiscal Year 2012

Based on our 2012 fiscal year highlights described above, the compensation decisions made by the Committee for our named executive officers for 2012 demonstrate a close link between pay and performance. The following provides a summary of the principal components of our executive compensation program, the objectives and key features of each component, and the compensation decisions related to each component made by the Committee for our named executive officers for 2012. The cornerstone of our executive compensation philosophy is to pay for performance and, therefore, executive compensation is heavily weighted toward "at risk" performance-based compensation.

Compensation Component	Compensation Objectives and Key Features	Key Compensation Decisions for Fiscal Year 2012
Base Salary

•

Fixed compensation component that provides a minimum level of cash to compensate the executive officer for the scope and complexity of his position.

•

Amounts based on an evaluation of the executive officer's experience, position and responsibility as well as competitive pay levels and general economic conditions.

•

There were no salary increases in 2012 for Messrs. A. Coppola, O'Hern, E. Coppola and Bayer whose salaries have remained the same since March 2008.

•

The base salaries of our new executive officers, Messrs. Leanse (beginning in 2013) and Perlmutter, were set at $500,000 to reflect their respective positions, experience and responsibilities.

Annual Incentive Bonus

•

Variable cash compensation component that provides incentive and reward to our executive officers based on annual corporate and individual performance.

•

Measures of corporate performance include AFFO per share-diluted growth, balance sheet and liquidity management, operational results, acquisitions, dispositions, developments, redevelopments, financings and other business initiatives.

•

Based on an overall positive review of both corporate and individual performance, the Committee approved the following annual incentive awards for 2012 performance:

    Name                                 Cash Bonus
    A. Coppola                          $3,500,000
    T. O'Hern                             $1,000,000
    E. Coppola                           $2,000,000
    T. Leanse                                $400,000
    R. Perlmutter                        $1,000,000
    R. Bayer                                  $562,500

Long-Term Incentive Program

•

Variable equity compensation component that provides incentive for our executive officers to take actions that contribute to the creation of stockholder value and rewards our executive officers when our total stockholder return exceeds that of our peers.

•

Reinforces stockholder-executive officer alignment.

•

Performance-based LTIP Units vest at 0% to 200% of target based on the relative performance of our total stockholder return over the performance period compared to the REITs of the NAREIT Equity REITs Index.

•

LTIP Units are units in our Operating Partnership that are convertible into shares of our Common Stock under certain circumstances.

•

Executive officers are not entitled to distributions until LTIP Units vest.

•

LTIP Units must be retained two years after vesting.

•

For 2012, the Committee granted performance-based LTIP Units to Messrs. A. Coppola, O'Hern, E. Coppola, Bayer and Perlmutter, which vested at 100% based on the percentile ranking of our Company's total stockholder return relative to the total stockholder return of the REITs of the NAREIT Equity REITs Index for the 12-month performance period ended January 31, 2013.

•

Even though these LTIP Units have vested, they must be retained by our executives until at least January 31, 2015.

Specific Compensation and Corporate Governance Features

We have several specific elements that are designed to align our executive compensation with long-term stockholder interests, including:

Employment Agreements/Change of Control Agreements.

We have no employment agreements, except for our agreement with Mr. Leanse, our new Senior Executive Vice President, Chief Legal Officer, and his agreement terminates on December 31, 2015. On March 15, 2013, in response to Mr. A. Coppola's offer, our Company and Mr. A. Coppola terminated his management continuity agreement which provided for change of control benefits. The termination of this agreement was primarily based on Mr. A. Coppola's desire to eliminate his change of control excise tax gross-up consistent with good corporate governance practices for a CEO. No compensation or other benefits were provided in exchange for this termination. As part of the Committee's ongoing review of Mr. A. Coppola's overall compensation and benefits, the Committee and Mr. A. Coppola may consider an employment agreement or other management continuity agreement in the future.

Stock Ownership Guidelines.    We have robust stock ownership policies for our named executive officers and directors and each of these individuals that is subject to them is in compliance with those policies. See "Stock Ownership Policies" on page 46.

Clawback Policy.    Our Board has adopted a clawback policy that allows us to recover incentive compensation paid to our executive officers if the compensation was based on achieving financial results that were subsequently restated and the amount of the executive officer's incentive compensation would have been lower had the financial results been properly reported.

Anti-Hedging Policy.    Our Board has also adopted a policy prohibiting all of our directors, officers and employees from engaging in any hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of our securities. This policy also prohibits short sales and the purchase and sale of publicly traded options of our Company.

Anti-Pledging Policy.    In addition, our Board has adopted a policy (a) prohibiting all our directors and executive officers from pledging our securities if they are unable to meet our stock ownership requirements without reference to such pledged shares and (b) recommending that our directors and executive officers not pledge our securities.

Our Executive Compensation Program

The Compensation Committee.    The Committee reviews and approves the compensation for our executive officers, reviews our overall compensation structure and philosophy and administers certain of our employee benefit and stock plans, with authority to authorize awards under our incentive plans. The Committee currently consists of five independent directors, Messrs. Moore, Ross and Abbey, Ms. Laing and Dr. Sexton.

Role of Compensation Consultants.    The Compensation Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant as it deems necessary to assist in the evaluation of director or executive officer compensation and is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. The Committee has at various times retained independent compensation consultants to assist in the development and review of our compensation programs for our executive officers and directors. As requested by the Committee, our compensation consultants periodically provide reviews of the various elements of our compensation programs, including evolving compensation trends and market survey data.

The Committee retained Towers Watson in 2012 to conduct a competitive review of the compensation for our named executive officers based on an analysis of the most recent proxy statements from a group of peer companies described below. Towers Watson provided general observations of our executive compensation, but did not determine or recommend the amount or form of compensation for our named executive officers. Towers Watson provided no other consulting services to our Company or our executive officers and the Committee believes Towers Watson is independent and its work raised no conflicts of interest.

In late 2012, the Committee conducted a review of various compensation consultants and selected Cook & Co. as its independent compensation consultant with respect to our 2013 compensation programs. Cook & Co.'s role is to evaluate the existing executive and non-employee director compensation programs, assess the design and competitive positioning of these programs, and make recommendations for change, as appropriate. During the selection process, the Committee considered the independence of Cook & Co. and determined that Cook & Co. is independent and there were no conflicts of interest. Cook & Co. provides no other consulting services to our Company or our executive officers.

Role of Data for Peer Companies.    As part of Towers Watson's 2012 competitive review, the following U.S. publicly traded REITs were used as a peer group, which is the same peer group used for our compensation reviews since 2009 (except for two companies which subsequently merged or were acquired):

AvalonBay Communities, Inc.	Kimco Realty Corporation
Boston Properties, Inc.	Prologis, Inc.
BRE Properties, Inc.	Public Storage
Douglas Emmett, Inc.	Regency Centers Corporation
Equity One, Inc.	Simon Property Group, Inc.
Equity Residential	SL Green Realty Corp.
Federal Realty Investment Trust	Taubman Centers, Inc.
General Growth Properties, Inc.	Ventas, Inc.
HCP, Inc.	Vornado Realty Trust
Host Hotels & Resorts, Inc.	Weingarten Realty Investors
Kilroy Realty Corporation

The Committee reviews compensation practices at peer companies to inform the Committee's decision-making process so it can establish compensation programs that it believes are reasonably competitive. The Committee, however, does not set compensation components to meet specific benchmarks. Instead the Committee focuses on a balance of annual and long-term compensation, which is heavily weighted toward "at risk" performance-based compensation. While the Committee does review compensation relative to the peer group to help perform its subjective analysis, peer group data is not used as the determining factor in setting compensation because each officer's role and experience is unique and average actual compensation for comparable officers at the peer companies may be the result of a year of over-performance or under-performance. The Committee believes that ultimately the decision as to appropriate compensation for a particular officer should be made based on a full review of that officer's and our Company's performance.

Role of CEO.    Mr. A. Coppola generally attends the Committee meetings (excluding any executive sessions) and provides his analysis and recommendations with respect to our Company's executive compensation program, including the compensation for our other named executive officers. Given his knowledge of our executive officers and our business, the Committee believes that Mr. A. Coppola's input is an integral and vital part of the compensation process and, therefore, values his recommendations. The Committee, however, is responsible for approving the compensation for all of our named executive officers.

Objectives of the Executive Compensation Program.    Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Committee believes strongly in linking compensation to performance, and has structured our compensation program to provide meaningful pay-for-performance components. Although the Committee has established an executive compensation program that is intended to deliver total pay primarily linked to overall business results and total stockholder return, it also recognizes individual performance in making its executive compensation decisions. With this type of program, the Committee believes it can attract, motivate and retain highly skilled executives whose performance and contributions benefit our Company and our stockholders. The Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company. The Committee does not have a strict policy to allocate a specific portion of compensation to our named executive officers between either cash and non-cash or short-term and long-term compensation. Instead, the Committee considers how each component promotes retention and/or motivates performance by the executive.

Elements of the Program.    Our executive compensation program includes the following three principal elements:

  Base Salary.     The executive's base salary is intended to create a minimum level of fixed compensation based on the experience, position and responsibilities of the executive. The base salary of each named executive officer is reviewed by the Committee on an annual basis and is subject to discretionary increases that generally are based on, in the subjective judgment of the Committee, competitive pay levels, general economic conditions and/or other factors deemed relevant by the Committee.

  Annual Incentive Compensation Plan.     Our Company has an annual incentive compensation program for executive officers, other senior officers and key employees under which bonuses, which may be paid in the form of cash and/or equity awards, are awarded by the Committee to reflect corporate and individual performance during the prior calendar year. The Committee awards a level of annual incentive compensation that corresponds to the level of corporate and individual performance that the Committee determines was achieved for the year. The purpose of this annual incentive compensation plan is to motivate and reward executives for performance that benefits our Company and our stockholders and to recognize the contributions of our key employees.

    Corporate Performance.    The annual incentive compensation award is primarily based on overall corporate performance, which the Committee believes provides an appropriate link between executive compensation and our Company's performance. Measures of performance include AFFO per share-diluted growth, balance sheet and liquidity management, operational results and the successful completion of acquisitions, dispositions, developments, redevelopments, financings and other business initiatives. No particular weighting is assigned by the Committee to any performance measure for purposes of determining award amounts.

    Individual Performance.    The annual incentive compensation award is also based on the Committee's evaluation of the individual executive's performance and, therefore, provides executives with an incentive for superior individual performance. The Committee evaluates the individual performance of our named executive officers and assesses the accomplishments and progress of each individual after generally reviewing their goals regarding their respective areas of responsibility.

    Award Amounts.    The actual bonus amounts awarded to each named executive officer are determined by the Committee in its discretion based on its assessment of corporate and individual performance as described above. For corporate and individual performance, the Committee determines whether the "target performance" or "high performance" level has been achieved for the year. If the Committee determines overall that the target performance level is achieved, annual incentive compensation generally may range from zero to 200% of base salary (for the CEO and President) or 150% of base salary (for the other named executive officers). If the Committee believes the high performance level is met, the bonus generally may range up to 400% of base salary (for the CEO and President) or 300% of base salary (for the other named executive officers). The Committee awards annual bonuses for Messrs. A. Coppola and E. Coppola at a higher percentage level of base salary than the other executives because as the CEO and President, respectively, they are our strategic leaders and manage and direct our other named executive officers.

    For a given year, the Committee makes annual incentive compensation decisions retrospectively after the end of the year, evaluating performance during that year. The Committee's determination has historically been made in February or March of the following year, typically after the release of our year-end financial information so as to provide the Committee with sufficient time to evaluate the performance of our Company and our executives for the prior fiscal year.

  Performance-Based LTIP.     Since 2006, our Company has had a long-term incentive program as an important means to align the interests of our executives and our stockholders, to encourage our executives to adopt a longer-term perspective and to reward them for creating stockholder value in a pay-for-performance structure. Our long-term incentive program for named executive officers provides each executive the opportunity to earn a number of LTIP Units dependent entirely on our relative total stockholder return. LTIP Units vest at 0% to 200% of target based on the percentile ranking of our total stockholder return per share of Common Stock for the performance period relative to the REITs of the NAREIT Equity REITs Index, as measured at the end of the performance period. (See pages 52-53 of this Proxy Statement for a more detailed description of the material terms of the LTIP Units as well as Appendix II for the list of the REITs of the NAREIT Equity REITs Index.) The Committee also retains discretion to make other equity-based awards to our executive officers from time to time as it deems appropriate in the circumstances.

Other Benefits and Agreements

  Employment Agreement.     Mr. Leanse is the only named executive officer with an employment agreement. Mr. Leanse was a partner for over twenty years at Katten Muchin, a nationally recognized law firm, and his employment agreement as well as his management continuity agreement described below were negotiated with him and entered into as an inducement to his appointment as our Senior Executive Vice President, Chief Legal Officer and Secretary. The employment agreement provides for an annual base salary of not less than $500,000 and a target annual bonus of $750,000 during his three-year employment period. The employment agreement also provided for the grant on its effective date of September 1, 2012 of 20,000 fully-vested LTIP Units, 39,932 fully-vested SARs and 10,068 stock options that vest in six installments ending on September 1, 2017.

  The employment agreement further provides Mr. Leanse with certain severance benefits if (a) our Company terminates his employment other than for cause, death or disability or (b) Mr. Leanse terminates his employment for good reason, on or before December 31, 2015. After such date, the employment agreement terminates. For an additional description of these benefits see pages 57-58 of this Proxy Statement. Mr. Leanse also agreed to certain covenants, including confidentiality for five years after the termination date and non-solicitation of employees for one year after the termination date.

  Management Continuity Agreements.     On March 15, 2013, in response to Mr. A. Coppola's offer, our Company and Mr. A. Coppola terminated his management continuity agreement which provided for change of control benefits. The termination of this agreement was primarily based on Mr. A. Coppola's desire to eliminate his change of control excise tax gross-up consistent with good corporate governance practices for a

  CEO. No compensation or other benefits were provided in exchange for this termination. As part of the Committee's ongoing review of Mr. A. Coppola's overall compensation and benefits, the Committee and Mr. A. Coppola may consider an employment agreement or other management continuity agreement in the future.

  We currently have management continuity agreements for three of our other executive officers. On October 26, 2006, our Company amended and restated management continuity agreements with Messrs. E. Coppola and O'Hern. Our Company also entered into a management continuity agreement with Mr. Leanse in connection with his hiring as our Senior Executive Vice President, Chief Legal Officer and Secretary, effective January 1, 2013. Each of these management continuity agreements has a "double trigger" feature with respect to the payment of severance benefits, which means that both a change of control and an actual or constructive termination is required in order for severance benefits to become payable. A "single trigger" applies to the automatic vesting of certain unvested equity awards, which means that upon a change of control the awards vest. We provide single trigger vesting because we believe that the purpose of awarding executives equity incentives is to align the interests of management with our stockholders and that those interests should be enhanced and not disturbed in the context of a change of control. Currently, there are no outstanding equity awards that would automatically vest upon a change of control, except for Mr. Leanse's stock options. The only other outstanding unvested equity awards are performance-based LTIP Units which are subject to an accelerated vesting determination upon a change of control. For a detailed description of these management continuity agreements, see pages 58-60 of this Proxy Statement. We believe that the management continuity agreements with Messrs. E. Coppola, O'Hern and Leanse help promote stability and continuity for them by reducing the personal uncertainty that arises from the possibility of a future business combination.

  Other.     Certain of our named executive officers participate in our deferred compensation plan available to all Vice Presidents and above who earn more than $120,000 annually, and are also eligible to receive other benefits which are generally available to all salaried employees. See the "Nonqualified Deferred Compensation" table below for more information.

Compensation for 2012 Performance

Our named executive officers include our executive officers, Messrs. A. Coppola, O'Hern, E. Coppola, Leanse and Perlmutter, who all participate in the same executive compensation program. In addition, Mr. Bayer, a former executive who retired in October 2012, also is considered a named executive officer for 2012 under SEC rules and additional information about his compensation is discussed on page 45 of this Proxy Statement. The following provides information with respect to the compensation of our named executive officers for 2012.

  Base Salary.    The base salaries of Messrs. A. Coppola, O'Hern, E. Coppola and Bayer of $950,000, $550,000, $800,000 and $500,000, respectively, remained unchanged for 2012 and have remained the same since March 2008. Effective February 17, 2013, the Committee increased Mr. A. Coppola's base salary to $1,000,000, which is only his third salary increase since 2002. Mr. Perlmutter's base salary for 2012 was set at $500,000 upon his joining the Company in April 2012 and Mr. Leanse's employment agreement provides for a base salary of not less than $500,000.

  Annual Incentive Compensation Award

    2012 Corporate Performance.    In determining annual incentive awards to our named executive officers for 2012, the Committee first reviewed our overall corporate performance focusing on a variety of measures. The Committee believes 2012 was a strong and productive year for our Company marked by the continued successful execution of the strategy set by our Board and executives to significantly strengthen our capital and liquidity positions and expand our business opportunities. Under our executive leadership, our Company achieved notable results, delivering total stockholder return of 19.8% for 2012 while bolstering the quality of our portfolio, our financial condition and our overall operational results. The Committee believes that our Company's strong performance in 2012 resulted in our Company being well-positioned to take advantage of additional business and market opportunities. The specific 2012 performance goals and our achievements relative to those goals that influenced the Committee's decisions for 2012 bonuses were previously described under "Executive Summary—Our 2012 Fiscal Year in Review."

    2012 Individual Performance.    The Committee also focused on the 2012 individual performance of our named executive officers, with Mr. A. Coppola advising the Committee with respect to the performance of the other executives. As part of this process, the Committee discussed with Mr. A. Coppola his evaluation of the contributions of each executive, including with respect to our 2012 corporate achievements.

  After this review and based on Mr. A. Coppola's recommendation, it was the Committee's view that our named executive officers all had quality 2012 performances based on the role each executive played in achieving our 2012 corporate achievements. The Committee noted the leadership of Mr. E. Coppola regarding our strategic acquisitions, including the acquisitions of Kings Plaza and Green Acres. His knowledge of the real estate markets as well as his significant relationships with our partners and real estate owners were critical to the success of our acquisitions. The Committee also highlighted Mr. O'Hern's success in strengthening our balance sheet, including completing $2.4 billion of debt financing transactions as well as establishing our ATM Program. In addition, the Committee was pleased with Mr. Perlmutter's strong retail leadership as our new Executive Vice President of Leasing and acknowledged his positive leasing results. The Committee and Mr. A. Coppola also recognized Mr. Leanse's accomplishments since joining our Company with respect to our various acquisitions and our ongoing legal and litigation matters as well as his successful integration into our Company.

  In determining Mr. A. Coppola's annual incentive bonus, the Committee reviewed with Mr. A. Coppola his 2012 accomplishments against his goals. Goals for 2012 included corporate, financial, strategic and operational objectives in support of our 2012 corporate goals previously described under "Executive

  Summary—Our 2012 Fiscal Year in Review." Some of the noteworthy accomplishments achieved by Mr. A. Coppola that were considered by the Committee are as follows:

    •
    Balance Sheet and Liquidity Management.  Under Mr. A. Coppola's direction, balance sheet and liquidity management was a significant accomplishment for our Company in 2012. In particular, we lowered our interest rates, extended our debt maturity schedule and reduced our floating rate debt. As a result of these accomplishments, we believe our Company has the strongest balance sheet in our history and is well-positioned for future growth and opportunities.

    •
    Disposition of Non-Core Assets.  Through Mr. A. Coppola's strategic vision, we successfully sold various non-core assets and continued execution of our long-term plan of recycling capital from non-core assets into our core markets and assets. These transactions were privately negotiated transactions that were successfully initiated through Mr. A. Coppola.

    •
    Strategic Acquisitions.  We acquired Kings Plaza and Green Acres, two super regional malls serving the greater New York City area, consistent with our focus on acquiring high-quality assets in our core markets. These acquisitions will enhance our New York portfolio and provide us with future growth opportunities. We also increased our interest to 100% in two productive joint venture properties. Mr. A. Coppola's strong relationships with our real estate communities and partners facilitated these acquisitions.

    •
    Development/Redevelopment Activity.  Mr. A. Coppola's critical role was recognized with respect to our achievements relating to key developments/redevelopments. We made very positive leasing progress at two new developments, Tysons Corner Center and Fashion Outlets of Chicago. Under Mr. A. Coppola's guidance, notable progress was also made with respect to the future redevelopment plans for Fashion Outlets of Niagara Falls USA and Broadway Plaza. Mr. A. Coppola was successful in focusing our efforts on selective projects to maximize potential profits for our Company.

    •
    Key Executive Team Additions.  Two key executives joined our Company in 2012 as a result of Mr. A. Coppola's relationships and have enhanced our leadership team. Mr. Perlmutter was hired as our Executive Vice President of Leasing and Mr. Leanse replaced the retiring Mr. Bayer as our Senior Executive Vice President and Chief Legal Officer. Both individuals are considered successful leaders in their respective fields and bring a wealth of knowledge and experience to our Company. Mr. A. Coppola was instrumental in selecting and successfully integrating these individuals into our Company.

  The Committee believes that Mr. A. Coppola's management and direction of our executive team was critical to the performance of our Company in 2012 and that, as CEO, he was ultimately responsible for our strong corporate performance through his leadership and strategic vision.

  Based on the overall review of corporate and individual performance and Mr. A. Coppola's recommendation with respect to the other executives, the Committee approved a bonus for each of these executive officers which was between the target and high performance levels. The following table shows the annual incentive compensation paid in March 2013 to these executive officers for their 2012 performance based on the significant corporate and individual achievements outlined above.

Annual Incentive Compensation for 2012 Performance

Name	Cash Bonus Amount
Arthur M. Coppola	$3,500,000
Thomas E. O'Hern	$1,000,000
Edward C. Coppola	$2,000,000
Thomas J. Leanse	$400,000
Robert D. Perlmutter	$1,000,000

Performance-Based LTIP Unit Awards

The Committee continued the performance-based LTIP program in 2012, granting Messrs. A. Coppola, O'Hern, E. Coppola, Perlmutter and Bayer LTIP Units that vest based on the percentile ranking of our total stockholder return per share of Common Stock relative to our peer REITs over a 12-month performance period that ended on January 31, 2013. To further align our executives' interests with our stockholders' interests, all vested 2012 LTIP Units must be retained by our executives for an additional two years after vesting.

The peer group selected by the Committee for purposes of determining performance-based vesting of the 2012 LTIP Units was the REITs of the NAREIT Equity REITs Index, which is one of the most comprehensive indexes of U.S. equity REITs. The Committee awarded Messrs. A. Coppola, O'Hern, E. Coppola and Bayer the same number of LTIP Units that they were awarded in 2011, which the Committee believed provided an appropriate level of incentives to motivate and reward our executive officers for actions that contribute to the growth of our Company and the creation of stockholder value. In connection with the commencement of Mr. Perlmutter's employment, the Committee awarded him 10,000 2012 LTIP Units, which the Committee believed was the appropriate amount for his position. The Committee believes the different grant levels reflect the executives' different roles and responsibilities within the Company. See "Grants of Plan-Based Awards—Fiscal 2012."

The Committee determined that the number of 2012 LTIP Units covered by the award that would vest based on our percentile ranking of our total stockholder return relative to our peer REITs for the performance period would be determined as follows:

Company Percentile Ranking Relative to our Peer REITs	Percentage of LTIP Units That Vest
Below 30th	0%
At or Above 30th and Less Than 40th	50%
At or Above 40th and Less Than 60th	100%
At or Above 60th and Less Than 80th	150%
At or Above 80th	200%

In addition, the awards provided that if our Company's total stockholder return on an absolute basis was less than 6%, then the Committee would have discretion to make equitable adjustments to the vesting criteria for the LTIP Units to decrease the percentage of LTIP Units that would vest, even if our Company's total stockholder return relative to our peer REITs' total stockholder return exceeded the above-established percentile rankings.

After the end of the performance period, the Committee measured our Company's total stockholder return relative to the stockholder return of the REITs of the NAREIT Equity REITs Index for the 12-month performance period and determined that it was at the 40th percentile (and was 13.6% on an absolute basis for the performance period from February 1, 2012 through January 31, 2013). This resulted in the 2012 LTIP Units vesting at 100% of the units covered by the award. Even though the 2012 LTIP Units have vested, they must be retained by our executives until at least January 31, 2015, which further aligns the interests of our executives with our stockholders because the value of the LTIP Units is directly tied to our Common Stock price.

Richard Bayer.    Mr. Bayer provided notice of his retirement as our Senior Executive Vice President, Chief Legal Officer and Secretary on April 25, 2012 and retired on October 1, 2012. In connection with his retirement, the Committee provided for his 2012 LTIP Units to vest in accordance with their original terms as described above. In addition, his vested SARs will remain exercisable for their original 10-year exercise period. Mr. Bayer also received a pro rata annual incentive bonus of $562,500 for his 2012 performance. In approving these compensation arrangements for Mr. Bayer, the Committee believed it was appropriate to recognize not only Mr. Bayer's contributions to our Company's strong 2012 performance, specifically in connection with our acquisitions, developments and legal matters, but also his service to our Company for over 18 years.

Accounting and Tax Issues.    The Committee considers both the accounting and tax issues raised by the various compensation elements for our Company and our executives.

  LTIP Units.     As described on page 52 of this Proxy Statement, LTIP Units of our Operating Partnership are intended to qualify as "profits interests" for federal income tax purposes and as such initially do not have full parity, on a per unit basis, with our Operating Partnership's common units of limited partnership with respect to liquidating distributions. Such parity can be achieved over time through priority allocations of "book-up gains" attributable to appreciation of the Operating Partnership's assets. LTIP Units, regardless of when they were issued, are eligible to share in allocable "book-up gains" since the most recent book-up or book-down of the limited partners' capital accounts.

  Section 162(m).     The Committee's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Code", has been to make reasonable efforts to design compensation arrangements such that compensation, in the ordinary course, is deductible while preserving the ability to pay incentive compensation that may not be deductible if such compensation in its view is appropriate to incentivize and reward our executives relative to their performance. As the Committee in recent years has increased the use of equity awards as a form of incentive compensation, an increasing proportion of the compensation paid to our named executive officers has exceeded the $1,000,000 limitation imposed by Section 162(m). Generally, our equity awards have not been structured to meet the deductibility requirements of Section 162(m) of the Code; consequently, the regular and cumulative vesting, or any accelerated vesting, of one or more awards can result in non-deductible compensation. However, as long as we continue to qualify as a REIT under the Code, the payment of non-deductible compensation should not have material adverse consequences for our Company so long as we continue to distribute at least 90% of our taxable income.

Stock Ownership Policies.    Our Board believes that our directors and executive officers should have a meaningful investment in our Common Stock in order to more closely align their interests with those of our stockholders. Accordingly, our Board has established (1) a policy that all non-employee directors own at least the lesser of (i) 10,000 shares or (ii) $300,000 of Common Stock by the fourth anniversary of the director's election to our Board and (2) a policy that, within three years of becoming an executive officer, the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer own Common Stock with a value equal to five times their respective base salaries and that the other named executive officers own Common Stock with a value equal to three times their respective base salaries. These policies also set forth the forms of equity interests in our Company which will count toward stock ownership and allow the Board to approve exceptions from time to time. All of our directors and named executive officers that are subject to them are in compliance with these stock ownership policies.

2012 "Say-on-Pay" Advisory Vote on Executive Compensation.    At our 2012 annual stockholders' meeting, an advisory resolution approving the compensation paid to our named executive officers received strong support from our stockholders. The Committee has considered the results of this vote and, as evidenced by the fact that 96% of the votes were cast in favor of this proposal, the Committee viewed these results as an indication of our stockholders' overall satisfaction with our compensation programs. Accordingly, based in part on the results of this vote, the Committee has maintained the same principal elements of our executive compensation programs for 2013 compensation.

EXECUTIVE COMPENSATION

The following table and accompanying notes show for our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers, as of December 31, 2012, the aggregate compensation paid, awarded or earned with respect to such persons in 2010, 2011 and 2012, as applicable. In accordance with SEC rules, only fiscal 2012 information is presented with respect to Messrs. Leanse and Perlmutter since they were not executive officers of our Company in 2011 or 2010. Messrs. Leanse and Perlmutter joined our Company as executive officers on September 1, 2012 and April 16, 2012, respectively. In addition, pursuant to SEC rules, information is provided about Richard A. Bayer, our former Senior Executive Vice President, Chief Legal Officer and Secretary, who retired from our Company on October 1, 2012.

Summary Compensation Table—Fiscal Years 2010-2012

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(2)(3)		Stock Awards ($)(2)(4)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Arthur M. Coppola,	2012	950,000		3,500,000		3,777,000		—		—	—	154,605	8,381,605
Chairman of the Board	2011	950,000		3,300,000		4,330,000		—		—	—	156,387	8,736,387
of Directors and Chief Executive Officer	2010	950,000		2,850,000		5,068,941		—		—	—	118,452	8,987,393
Thomas E. O'Hern,	2012	550,000		1,000,000		755,400		—		—	—	74,318	2,379,718
Senior Executive Vice	2011	550,000		1,000,000		866,000		—		—	—	75,096	2,491,096
President, Chief Financial Officer and Treasurer	2010	550,000		1,000,000		1,742,449		—		—	—	78,469	3,370,918
Edward C. Coppola,	2012	800,000		2,000,000		1,888,500		—		—	—	109,296	4,797,796
President	2011	800,000		2,000,000		2,165,000		—		—	—	115,396	5,080,396
	2010	800,000		2,000,000		3,041,364		—		—	—	134,096	5,975,460

Thomas J. Leanse,	2012	—	(7)	400,000		1,191,400		483,500	(8)	—	—	—	2,074,900
Senior Executive Vice
President, Chief Legal Officer and Secretary

Robert D. Perlmutter,	2012	346,154	(9)	1,000,000		549,700		—		—	—	37,198	1,933,052
Executive Vice President, Leasing

Richard A. Bayer,	2012	386,538	(10)	562,500	(11)	1,156,600	(12)	196,578	(13)	—	—	82,294	2,384,510
Former Senior	2011	500,000		875,000		866,000		—		—	—	58,458	2,299,458
Executive Vice President, Chief Legal Officer and Secretary	2010	500,000		875,000		1,520,683		—		—	—	55,220	2,950,903

(1)
Includes any amount of salary deferred under our qualified and nonqualified deferred compensation plans. See "Nonqualified Deferred Compensation" table below for more information.

(2)
SEC Reporting of Cash and Equity Awards

In reviewing the Summary Compensation Table, it is important to note that under SEC rules, cash awards are reported in the table for the year that they are earned regardless of when they are paid, while equity awards are reported in the table for the year that they are granted regardless of when they are earned.

(3)
Bonuses Reported in Year 2012

As described in the Compensation Discussion and Analysis above, the annual incentive compensation awards for our named executive officers for their 2012 performance were paid in cash in March 2013. Under SEC rules, cash awards are reported in the Summary Compensation Table for the year that they are earned regardless of when they are paid. Accordingly, the cash bonuses paid to these named executive officers for their 2012 performance are reported in the "Bonus" column for 2012.

  Bonuses Reported in Years 2011 and 2010

Messrs. A. Coppola, O'Hern, E. Coppola and Bayer.    The amounts reported in the "Bonus" column for 2011 and 2010 reflect the annual cash incentive compensation awards for Messrs. A. Coppola, O'Hern, E. Coppola and Bayer for their 2011 and 2010 performance.

(4)
Stock Awards Reported in Year 2012

For Messrs. A. Coppola, O'Hern, E. Coppola, Perlmutter and Bayer, the amounts reflected in this column for 2012 relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. For Mr. Bayer, the grant date value of his performance-based LTIP Units calculated as described above was $755,400. The remaining amount in this column for Mr. Bayer reflects the incremental fair value of these LTIP Units as a result of their modification in connection with his retirement. (See also, footnote (12) below.)

The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$10,800,000
Thomas E. O'Hern	$2,160,000
Edward C. Coppola	$5,400,000
Robert D. Perlmutter	$1,175,000
Richard A. Bayer	$2,160,000

For Mr. Leanse, the amount reflected in this column for 2012 relates to LTIP Units granted under our LTIP and 2003 Incentive Plan and represents the value at the grant date computed in accordance with FASB ASC Topic 718. The LTIP Units were granted pursuant to his employment agreement and were fully-vested on the grant date as more fully described on page 41 of this Proxy Statement.

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

Stock Awards Reported in Year 2011

For Messrs. A. Coppola, O'Hern, E. Coppola and Bayer, the amounts reflected in this column for 2011 relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$10,128,000
Thomas E. O'Hern	$2,025,600
Edward C. Coppola	$5,064,000
Richard A. Bayer	$2,025,600

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K filed with the SEC on February 24, 2012.

Stock Awards Reported in Year 2010

For Messrs. A. Coppola, O'Hern, E. Coppola and Bayer, the amounts reflected in this column for 2010 relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. The value of each performance-based LTIP Unit award at the grant date assuming that the highest level of performance conditions would be achieved was as follows:

Arthur M. Coppola	$8,000,000
Thomas E. O'Hern	$2,750,000
Edward C. Coppola	$4,800,000
Richard A. Bayer	$2,400,000

Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2011.

(5)
None of the earnings on the deferred compensation for 2012 were considered above-market or preferential as determined under SEC rules.

(6)
"All Other Compensation" includes the following components for 2012:

	Matching Contributions under 401(k) Plan $	Matching Contributions under Nonqualified Deferred Compensation Plan $	Life Insurance Premiums $	Other Welfare Benefit Premiums $	Use of Private Aircraft $	Retirement- Related Payments $	Relocation- Related Payments $
Arthur M. Coppola	—	—	34,806	22,500	97,299	—	—
Thomas E. O'Hern	10,000	27,500	14,318	22,500	—	—	—
Edward C. Coppola	10,000	—	43,619	22,500	33,177	—	—
Thomas J. Leanse	—	—	—	—	—	—	—
Robert D. Perlmutter	—	17,308	3,051	650	—	—	16,189
Richard A. Bayer	10,000	—	18,156	17,319	—	36,819	—

Matching Contributions.    Amounts shown include matching deferred compensation contributions by our Company as determined by our Board of Directors annually under our nonqualified deferred compensation plan and matching contributions by our Company under our 401(k) Plan. The amount of the matching contributions under these plans is determined in the same manner for all plan participants. See the "Nonqualified Deferred Compensation" table below.

Other Welfare Benefit Premiums.    Amounts shown reflect the premiums paid by our Company for medical and disability insurance.

Private Aircraft Use.    Amounts shown reflect the incremental cost to our Company of such executive's personal use of a private aircraft in which our Company owns a fractional interest. The incremental cost is determined by using the amount our Company is billed for such use less the portion reimbursed by the executives and such amount may include: landing fees, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses; maintenance, parts and external labor (inspections and repairs); engine insurance expenses; position flight costs; and passenger ground transportation. Since the aircraft is used primarily for business travel, our Company does not include the fixed costs that do not change based on usage, such as management fees and acquisition costs.

Retirement-Related Payments.    Amount shown reflects the payments made to Mr. Bayer for accrued but unused vacation and personal days in connection with his retirement.

Relocation-Related Payments.    Amount shown reflects relocation-related payments, which include moving expenses.

(7)
Mr. Leanse became an executive officer of our Company on September 1, 2012 and an employee of our Company on January 1, 2013. Pursuant to his employment agreement, he will receive an annual base salary of not less than $500,000 during the term of his employment agreement (January 1, 2013 through December 31, 2015). See "Certain Transactions" below for information about Mr. Leanse's secondment arrangement with our Company in effect prior to January 1, 2013.

(8)
This amount represents the aggregate value at the grant date computed in accordance with FASB ASC Topic 718 of Mr. Leanse's SAR award and stock option award granted under our 2003 Incentive Plan pursuant to his employment agreement as more fully described on page 41 of this Proxy Statement. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

(9)
Mr. Perlmutter began his employment with our Company on April 16, 2012. His annualized base salary for 2012 was $500,000.

(10)
This amount reflects the pro rata share of Mr. Bayer's annual base salary of $500,000 that was paid through his retirement date of October 1, 2012.

(11)
This amount reflects the pro rata share of Mr. Bayer's annual incentive bonus paid in cash for the 2012 fiscal year, as more fully described on page 45 of this Proxy Statement.

(12)
In connection with his retirement, Mr. Bayer's unvested performance-based LTIP Units were modified by the Committee to permit their continued vesting in accordance with their original terms. $401,200 of the amount in this column reflects the incremental fair value of these awards, computed as of the modification date in accordance with FASB ASC Topic 718.

(13)
In connection with his retirement, Mr. Bayer's vested SARs were modified by the Committee to remain exercisable through the end of their original 10-year exercise period. The amount in this column reflects the incremental fair value of these awards, computed as of the modification date in accordance with FASB ASC Topic 718.

Grants of Plan-Based Awards—Fiscal 2012

The following table provides information regarding performance-based LTIP Units granted to our named executive officers in 2012 as well as modifications to certain equity awards for Mr. Bayer in connection with his retirement. Also included is information regarding LTIP Units, stock options and SARs granted to Mr. Leanse in connection with his employment agreement.

									All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)							Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Arthur M. Coppola	2/23/12		—	—	—	50,000	100,000	200,000	—		—		—	3,777,000	(2)
Thomas E. O'Hern	2/23/12		—	—	—	10,000	20,000	40,000	—		—		—	755,400	(2)
Edward C. Coppola	2/23/12		—	—	—	25,000	50,000	100,000	—		—		—	1,888,500	(2)
Thomas J. Leanse	9/1/12	(3)	—	—	—	—	—	—	20,000	(4)	—		—	1,191,400	(6)
	9/1/12	(3)	—	—	—	—	—	—	—		39,932	(5)	59.57	386,142	(6)
	9/1/12	(3)	—	—	—	—	—	—	—		10,068	(7)	59.57	97,358	(6)
Robert D. Perlmutter	4/16/12	(8)	—	—	—	5,000	10,000	20,000	—		—		—	549,700	(2)
Richard A. Bayer	2/23/12		—	—	—	10,000	20,000	40,000					—	755,400	(2)
	10/1/12	(9)	—	—	—	—	—	—	20,000	(10)	—		—	401,200	(11)
	10/1/12	(9)	—	—	—	—	—	—	—		54,005	(12)	56.63	196,578	(11)

(1)
Represents awards of performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan as more fully described on pages 52-53 of this Proxy Statement. Performance was measured on a cumulative basis at the end of a one-year performance period from February 1, 2012 through January 31, 2013. The number of LTIP Units reported under the "Threshold (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at or above the 30th percentile but less than the 40th percentile, which represents the minimum percentile rank that would entitle recipients to awards under the LTIP. The number of LTIP Units reported under the "Target (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at or above the 40th percentile but less than the 60th percentile. The number of LTIP Units reported under the "Maximum (#)" subcolumn represents the number of LTIP Units that would be awarded if our performance relative to our peer REITs was at or above the 80th percentile (with 150% of the target number of LTIP Units being awarded for performance at or above the 60th percentile but less than the 80th percentile).

(2)
For Messrs. A. Coppola, O'Hern, E. Coppola, Perlmutter and Bayer, the amounts reflected in this column relate to performance-based LTIP Units granted under our LTIP and 2003 Incentive Plan and represent the value at the grant date based upon the probable outcome of the performance conditions computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

(3)
The Compensation Committee approved Mr. Leanse's employment agreement, including the grant of LTIP Units, stock options and SARs on August 30, 2012, as more fully described on page 41 of this Proxy Statement.

(4)
Represents fully-vested LTIP Units granted under our LTIP and 2003 Incentive Plan pursuant to Mr. Leanse's employment agreement.

(5)
Represents fully-vested SARs granted under our 2003 Incentive Plan pursuant to Mr. Leanse's employment agreement.

(6)
The grant date fair value of these awards was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in footnote 20 to our audited financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K filed with the SEC on February 22, 2013.

(7)
Represents stock options granted under our 2003 Incentive Plan pursuant to his employment agreement that vest in six installments, with the first installment vested on grant and the remaining installments vesting annually beginning on September 1, 2013 and ending on September 1, 2017.

(8)
The Compensation Committee approved this grant of performance-based LTIP Units on February 23, 2012 in connection with Mr. Perlmutter's employment.

(9)
In connection with Mr. Bayer's retirement, the Committee modified (a) his unvested performance-based LTIP Units to permit their continued vesting in accordance with their original terms and (b) his vested SARs to remain exercisable through the end of their original 10-year exercise period. The date shown is the modification date of these awards. The Compensation Committee approved the modification of these awards on April 25, 2012.

(10)
Represents unvested performance-based LTIP Units which were modified to permit their continued vesting in accordance with their original terms.

(11)
The amount reflects the incremental fair value of these awards as of the modification date in accordance with FASB ASC Topic 718.

(12)
Represents vested SARs which were modified to remain exercisable through the end of their original 10-year exercise period.

Discussion of Summary Compensation and Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid, awarded or earned, are generally described under "Compensation Discussion and Analysis" and in the footnotes to the compensation tables. The material terms of our LTIP, pursuant to which LTIP Units are granted, are described below. There are no employment agreements with our named executive officers, except the agreement with Mr. Leanse which our Company entered into effective as of September 1, 2012 in connection with his hiring as our Senior Executive Vice President, Chief Legal Officer and Secretary. Mr. Leanse's agreement terminates on December 31, 2015. For a description of our severance and change of control agreements with certain of our named executive officers, see "Potential Payments Upon Termination or Change of Control."

Performance-Based LTIP Unit Awards

LTIP Units of our Operating Partnership are structured to qualify as "profits interests" for federal income tax purposes. Accordingly, LTIP Units initially do not have full parity, on a per unit basis, with our Operating Partnership's common OP Units with respect to liquidating distributions. Upon the occurrence of specified events, the LTIP Units can over time achieve full parity with the common OP Units, at which time LTIP Units are convertible, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common OP Units. LTIP Units that have been converted into common OP Units and have become vested are redeemable by the holder for shares of Common Stock on a one-for-one basis or the cash value of such shares, at our Company's election. All of our outstanding LTIP Units are performance-based.

2012 Performance-Based LTIP Units.    Messrs. A. Coppola, O'Hern, E. Coppola and Bayer were granted LTIP Units in February 2012 and Mr. Perlmutter was granted LTIP Units upon his hiring in April 2012, which were subject to performance-based vesting over the 12-month performance period of February 1, 2012 through January 31, 2013. These LTIP Units were subject to forfeiture to the extent the performance requirements were not achieved. These LTIP Units vested based on the percentile ranking of our total stockholder return per share of Common Stock relative to our peer REITs, as measured at the end of the performance period. Total stockholder return was measured by the compounded total annual return per share achieved by the shares of common stock of our Company or such peer REIT and assumed reinvestment of all dividends and distributions. Our peer REITs consisted of the REITs of the NAREIT Equity REITs Index which are identified in Appendix II to this Proxy Statement.

Depending on our total stockholder return relative to the total stockholder return of our peer REITs, vesting of these LTIP Units occurred in accordance with the schedule below. However, if for the performance period our Company's total stockholder return on an absolute basis was less than 6%, then the Compensation Committee could have in its discretion made equitable adjustments to the vesting criteria for the LTIP Units to decrease the percentage of LTIP Units that would vest, regardless of the percentile rank of our Company's total stockholder return relative to our peer REITs' total stockholder return. Therefore, in these circumstances, the Compensation Committee may determine vesting of the LTIP Units both on an absolute and relative basis. Determination of the vesting of our performance-based LTIP Units would have occurred earlier in the event of a change of control or qualified termination of employment.

Company's Percentile Ranking	Vesting
Less than the 30th percentile	0%
Equal to or greater than the 30th percentile and less than the 40th percentile	50%
Equal to or greater than the 40th percentile and less than the 60th percentile	100%
Equal to or greater than the 60th percentile but less than the 80th percentile	150%
Equal to or greater than the 80th percentile	200%

The percentage of the performance-based LTIP Units that vested effective January 31, 2013 was 100% of the units covered by the award since (i) our Company's total stockholder return relative to the total stockholder return of the REITs of the NAREIT Equity REITs Index for the performance period was at the 40th percentile and (ii) our total stockholder return on an absolute basis for the performance period was 13.6%. Although the LTIP Units have vested, they must be retained by the executives until January 31, 2015, which further aligns the interests of our executives with our stockholders because the value of the LTIP Units is directly tied to our Common Stock price.

Holders of the 2012 performance-based LTIP Units were not entitled to distributions during the performance period until the LTIP Units vested. Distributions on vested LTIP Units are equal in amount to the regular distributions paid on an equal number of common OP Units, which are equal in amount to the dividends paid on an equal number of shares of Common Stock.

2013 Performance-Based LTIP Units.    The Committee continued the performance-based LTIP program for 2013 and will continue to use the REITs of the NAREIT Equity REITs Index as the peer group for purposes of determining the vesting of the LTIP Units. The performance period for the new awards was changed to correspond to our fiscal year and will be from January 1, 2013 through December 31, 2013. The vesting schedule will be linear instead of a step function to ensure more consistent vesting levels as our percentile ranking increases.

The 2013 vesting schedule based on our percentile ranking relative to our peer REITs will be as follows, with linear interpolation between performance levels: below the 25th percentile—0%; at the 25th percentile—50%; at the 50th percentile—100% and at or above the 75th percentile—200%. If absolute total stockholder return is less than 3%, the Committee may exercise its discretion to reduce the number of vested LTIP Units, if any, to 0%. This 3% absolute hurdle reflects our approximate dividend yield and the Committee believes it is more consistent with the intention of this design feature. These LTIP Units must be retained until at least December 31, 2015 and the participants will not be entitled to distributions until the LTIP Units vest.

 Outstanding Equity Awards at December 31, 2012—Fiscal 2012

The following table provides information on the holdings of our named executive officers of SARs, stock options and unvested performance-based LTIP Unit awards as of December 31, 2012. There were no other unvested or unearned equity awards outstanding as of December 31, 2012.

	Option Awards(1)								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Arthur M. Coppola	102,610	(3)	—		—	56.63	(3)	3/7/18	—	—	200,000	11,660,000
Thomas E. O'Hern	59,406	(3)	—		—	56.63	(3)	3/7/18	—	—	40,000	2,332,000
Edward C. Coppola	72,907	(3)	—		—	56.63	(3)	3/7/18	—	—	100,000	5,830,000
Thomas J. Leanse	39,932	(4)	—		—	59.57		9/1/22	—	—	—	—
	1,678	(5)	8,390	(6)	—	59.57		9/1/22	—	—	—	—
Robert D. Perlmutter	—		—		—	—		—	—	—	20,000	1,166,000
Richard A. Bayer	54,005	(3)	—		—	56.63	(3)	3/7/18	—	—	40,000	2,332,000

(1)
The Equity Incentive Plan Awards in this table relate to performance-based LTIP Units granted on February 23, 2012, except for Mr. Perlmutter whose performance-based LTIP Units were granted on April 16, 2012, and the number reported in this column represents the number of LTIP Units that would have been awarded if the maximum performance goals were achieved under our LTIP (i.e., 200% vesting). These performance-based LTIP Units vested at the 100% level in February 2013.

(2)
These LTIP Units were subject to performance-based vesting over the performance period that ended on January 31, 2013 and they do not realize their full economic value until certain conditions are met, as more fully described on pages 52-53 of this Proxy Statement, and such conditions have been met. Although no LTIP Units had vested as of December 31, 2012, for purposes of this table, it is assumed that one LTIP Unit represents the economic equivalent of one share of Common Stock. The market value for these awards is based upon the closing price of our Common Stock on the New York Stock Exchange on December 31, 2012 of $58.30.

(3)
Represents SAR awards that vested on March 15, 2011 and the number and exercise price reflect certain anti-dilutive adjustments under our 2003 Incentive Plan.

(4)
Represents Mr. Leanse's fully-vested SAR award that was granted on September 1, 2012.

(5)
Represents the 1/6th of Mr. Leanse's stock option award that vested on the grant date of September 1, 2012.

(6)
Represents the remaining amount of Mr. Leanse's stock option award that will vest in five equal installments beginning on September 1, 2013 and ending on September 1, 2017.

Option Exercises and Stock Vested—Fiscal 2012

The following table shows information for each of our named executive officers regarding the value of any stock units and performance-based LTIP Units that vested during 2012. No options or SARs were exercised by any of our named executive officers in 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)(1)
Arthur M. Coppola	—	—	238,450	(2)	13,158,200
Thomas E. O'Hern	—	—	68,405	(3)	3,791,680
Edward C. Coppola	—	—	149,483	(4)	8,273,548
Thomas J. Leanse	—	—	20,000	(5)	1,191,400
Robert D. Perlmutter	—	—	—		—
Richard A. Bayer	—	—	64,915	(6)	3,596,240

(1)
This number includes vesting during 2012 of (i) stock units and performance-based LTIP Units, except for Mr. Leanse and (ii) LTIP Units for Mr. Leanse. An individual, upon the vesting of an equity award, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the amounts contained in the Value Realized column reflect the market value of our Common Stock on the applicable vesting date. For purposes of this table, it is assumed one LTIP Unit represents the economic equivalent of one share of Common Stock. The LTIP Units do not realize their full economic value until certain conditions are met, as described on pages 52-53 of this Proxy Statement, and such conditions have been met for all of the LTIP Units included in this table.

(2)
This number represents the vesting of 88,450 stock units and 150,000 performance-based LTIP Units.

(3)
This number represents the vesting of 38,405 stock units and 30,000 performance-based LTIP Units.

(4)
This number represents the vesting of 74,483 stock units and 75,000 performance-based LTIP Units.

(5)
This number represents LTIP Units that were fully-vested on their grant date pursuant to Mr. Leanse's employment agreement, as more fully described on page 41 of this Proxy Statement.

(6)
This number represents the vesting of 34,915 stock units and 30,000 performance-based LTIP Units.

 Nonqualified Deferred Compensation—Fiscal 2012

Certain of our named executive officers participate or participated in our 2005 Deferred Compensation Plan for Senior Executives, which was amended and restated as our 2013 Deferred Compensation Plan, effective January 1, 2013, referred to as our "Deferred Compensation Plan," which also includes certain amounts deferred prior to 2005 under a predecessor plan. The following table provides information with respect to our named executive officers for the Deferred Compensation Plan for the fiscal year 2012.

Name	Executive Contributions in 2012 ($)(1)	Registrant Contributions in 2012 ($)(2)	Aggregate Earnings in 2012 ($)(3)	Aggregate Withdrawals/ Distributions during 2012 ($)	Aggregate Balance at 12/31/12 ($)(4)
Arthur M. Coppola	—	—	—	—	—
Thomas E. O'Hern	110,000	27,500	63,469	—	804,091
Edward C. Coppola	—	—	65,005	—	361,233
Thomas J. Leanse	—	—	—	—	—
Robert D. Perlmutter	69,231	17,308	2,985	—	89,523
Richard A. Bayer	—	—	6,332	—	42,535

(1)
The amounts in this column are included in the "Salary" column of the Summary Compensation Table.

(2)
Our Company's contributions to the Deferred Compensation Plan are included in the "All Other Compensation" column of the Summary Compensation Table.

(3)
None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the Summary Compensation Table.

(4)
The balances shown represent compensation already reported in the "Summary Compensation Table" in this and prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.

Description of Our Deferred Compensation Plan

As of December 31, 2012, Messrs. O'Hern, E. Coppola, Perlmutter and Bayer had account balances under our Deferred Compensation Plan. Under the Deferred Compensation Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary and bonus to be earned during the following calendar year. Deferral of amounts earned in 2012 by participants were limited to 50% of base salary and 100% of bonus. Our Company will credit an amount equal to the compensation deferred by a participant to that participant's deferral account under the Deferred Compensation Plan. In addition, our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the plan. For 2012, our Company matched 25% of the amount of salary and bonus deferred by a participant up to a limit of 5% of the participant's total salary and bonus.

Account balances under the Deferred Compensation Plan will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts credited to participants' deferred accounts and Company matching accounts are at all times 100% vested. Participants will be eligible to receive distributions of the amounts credited to their accounts, at up to five different times that they may specify, in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plan. Changes to these elections under the plan may be made under limited circumstances. Under the Deferred Compensation Plan, key employees who have elected a lump sum payment at termination of employment must generally wait six months after termination, other than as a result of death, to receive a distribution. Our Company is contributing assets to a trust, which assets remain subject to the claims of our Company's general creditors, to provide a source of funds for payment of our Company's obligations under the Deferred Compensation Plan. Employees who are eligible to participate in the Deferred Compensation Plan may also be eligible for life insurance coverage in an amount equal to two times their annual salaries.

 Potential Payments Upon Termination or Change of Control

The following section describes potential payments and benefits to our named executive officers under our current compensation and benefit plans and arrangements had a termination of employment or a change of control of our Company occurred on December 31, 2012. In addition, certain of our compensatory plans contain provisions regarding the acceleration of vesting of equity awards. The Compensation Committee is authorized to accelerate the vesting of stock options and SARs and under certain circumstances to modify outstanding stock options and SARs. The Compensation Committee also has the authority to accelerate vesting of restricted stock, stock units and LTIP Units as well as authorize discretionary severance payments to our named executive officers upon termination.

None of our named executive officers have an employment agreement with our Company, except Mr. Leanse. The severance benefits provided in Mr. Leanse's employment agreement are described below. Messrs. O'Hern, E. Coppola and Leanse each have a management continuity agreement which provides for change of control benefits as described below.

On March 15, 2013, in response to Mr. A. Coppola's offer, our Company and Mr. A. Coppola terminated his management continuity agreement which provided for change of control benefits. The termination of this agreement was primarily based on Mr. A. Coppola's desire to eliminate his change of control excise tax gross-up consistent with good corporate governance practices for a CEO. No compensation or other benefits were provided in exchange for this termination. As part of the Committee's ongoing review of Mr. A. Coppola's overall compensation and benefits, the Committee and Mr. A. Coppola may consider an employment agreement or other management continuity agreement in the future.

Regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive all accrued, vested or earned but deferred compensation and benefits during his term of employment. The information below sets forth the additional payments and/or benefits to our named executive officers under the specified circumstances, except for Mr. Bayer. The benefits Mr. Bayer received in connection with his retirement on October 1, 2012 are described below under "Payments Made/Benefits Received Upon Retirement." As of December 31, 2012, Messrs. A. Coppola, O'Hern and E. Coppola had outstanding unvested performance-based LTIP Units and vested SARs, Mr. Leanse had outstanding vested and unvested stock options, vested SARs and vested LTIP Units while Mr. Perlmutter had outstanding unvested performance-based LTIP Units.

Payments Made/Benefits Received Upon Termination

With Cause

  •
  If a named executive officer's employment is terminated with cause, he will forfeit all unvested equity awards as of the termination date.

Without Cause

  •
  If a named executive officer's employment is terminated for any reason, other than (i) by death, disability, resignation or retirement of such officer or (ii) by termination with cause,

  (1)
  except as provided below, his equity awards that have not vested as of such termination date will be forfeited,

  (2)
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations, and

  (3)
  his performance-based LTIP Units will be eligible to vest based on performance through the executive's termination date. (This will also occur if the executive terminates his employment for good reason.)

  •
  In addition, during the term of Mr. Leanse's employment agreement (January 1, 2013 through December 31, 2015), he will receive a lump sum payment of $2,500,000, subject to receipt of a standard employee release and settlement agreement. (This will also occur if Mr. Leanse terminates his employment for good reason.)

Payments Made/Benefits Received Upon Resignation

In the event of the resignation of a named executive officer,

  •
  his equity awards that have not vested as of such termination date will be forfeited, and

  •
  he will have three months (or such other period in the Compensation Committee's discretion) from the termination date to exercise vested options and SARs, subject to specified limitations.

Payments Made/Benefits Received Upon Retirement

In the event of the retirement of a named executive officer,

  •
  under our current retirement policy and except as provided below, all outstanding equity awards will continue to vest in accordance with the vesting schedule originally set forth in his award agreement provided the named executive officer retires at 55 or older, has at least ten years of service with our Company and has not been directly or indirectly employed by a competitor at any time after his retirement.

  •
  if a named executive officer does not meet the requirements for retirement under our current retirement policy and the Compensation Committee does not otherwise provide:

  •
  his equity awards that have not vested as of his retirement date will be forfeited, and

  •
  he will have 12 months from his retirement date to exercise vested options and SARs, subject to specified limitations.

  •
  he will forfeit all unvested performance-based LTIP Units, unless the Compensation Committee determines in its sole discretion to provide for partial or complete vesting of his performance-based LTIP Units.

  •
  In connection with Mr. Bayer's retirement, his unvested performance-based LTIP Units were modified by the Compensation Committee to permit their continued vesting in accordance with their original terms and his vested SARs were modified to remain exercisable through the end of their original 10-year exercise period.

Payments Made/Benefits Received Upon Death or Disability

In the event of death or disability of a named executive officer while employed,

  •
  his benefits under our long-term disability plan or payments under our life insurance plan(s), as appropriate, will be distributed,

  •
  his vested stock options or SARs may be exercised for twelve months after the date of his disability or death,

  •
  except as provided below, his unvested equity awards will immediately vest, and

  •
  his unvested performance-based LTIP Units will be eligible to vest based on performance through the executive's date of death or disability.

Payments Made/Benefits Received Upon Change of Control

  Management Continuity Agreements

  Messrs. E. Coppola and O'Hern

The management continuity agreements for Messrs. E. Coppola and O'Hern provide that if, within two years following a change of control, the executive officer's employment is terminated (i) by us for no reason or any reason other than for cause or by reason of death or disability or (ii) by the executive for good reason, such executive officer will be entitled to receive an amount equal to three times the sum of:

  •
  the executive's base salary; and

  •
  the amount of the highest cash and stock/unit portion of the executive's annual incentive bonus awarded for performance for each of the three preceding fiscal years, referred to as the "Bonus Amount."

For this purpose, the Bonus Amount shall also include:

  •
  any supplemental or special cash and/or stock/unit bonus awarded to the executive for the applicable year;

  •
  any cash portion of an incentive bonus which the executive has elected to convert into restricted stock, stock units or service-based LTIP Units under the Restricted Stock/Stock Unit/LTIP Unit Bonus Program or other comparable, optional stock-in-lieu of cash benefit programs; and

  •
  the value of any outstanding performance-based LTIP Units that vest during the applicable year as provided in any LTIP Unit award agreement.

In addition, the executive will receive all accrued obligations, including a pro rata share of the Bonus Amount for the year in which the termination occurs.

Our Company will also generally continue welfare benefits for the executive officer and his family at least equal to, and at the same after-tax cost to the executive officer and/or his family, as those that would have been provided to them in accordance with the plans, programs, practices and policies as in effect immediately prior to the change of control, generally until up to the third anniversary of the termination date.

Upon a change of control, any shares of restricted stock, stock units or service-based LTIP Units held by the executive that remain unvested shall immediately vest, any unvested stock options or SARs held by the executive shall vest in full and be immediately exercisable and any outstanding performance-based LTIP Units shall vest as provided in the applicable award agreement. See "Discussion of Summary Compensation and Grants of Plan-Based Awards Table—Performance-Based LTIP Units." Any such stock options or SARs shall remain exercisable for a period at least until the first to occur of (1) the expiration of the full term of the option or SAR and (2) one year after the date on which the change of control occurs.

  •
  "Good reason" means an action taken by our Company resulting in a material negative change in the employment relationship and generally includes the assignment to the executive of any duties materially inconsistent in any respect with the executive's position, authority, duties or responsibilities or any other material diminution in such position, authority, duties or responsibilities, one or more reductions in base salary that, individually or in the aggregate, exceed 10%, a change in his principal office location, material modification of bonus, benefit plans or fringe benefits or material breach of the management continuity agreement or any employment agreement by our Company or its successors or assigns.

  •
  "Change of control" generally requires a corporate transaction involving a 40% or greater change in ownership, certain majority changes in our Board of Directors or with limited exceptions the acquisition of 33% or more of our outstanding shares of Common Stock or voting securities by any person.

  •
  "Cause" generally includes for each executive (1) a failure to perform in a material respect without proper cause his obligations under the management continuity agreement or any written employment agreement, (2) a felony conviction or a plea of guilty or nolo contendere to a felony, or (3) an act of fraud, dishonesty or gross misconduct materially injurious to our Company.

In addition, the management continuity agreements for Messrs. E. Coppola and O'Hern (each of which was entered into in 2006 as noted above) provide that if any payment by our Company to or for the benefit of the executive (whether pursuant to the terms of the management continuity agreement or otherwise) (a "Payment") would be subject to an excise tax imposed under certain provisions of the Code or any interest or penalties with respect thereto, referred to as the "Excise Tax," then the executive shall be entitled to receive a gross-up payment in an amount so that the executive is in the same after-tax position as if there were no Excise Tax. The executive will not receive this gross-up payment if the parachute value of all such Payments does not exceed 110% of an amount equal to 2.99 times the executive's "base amount" referred to as the "Safe Harbor Amount." In such event, the amounts payable under the management continuity agreement shall be reduced so that the parachute value of all Payments to the executive, in the aggregate, equals the Safe Harbor Amount.

Under the management continuity agreements, each executive has agreed to certain covenants, including confidentiality in perpetuity and non-solicitation of employees for two years after the termination date.

  Mr. Leanse

Mr. Leanse's management continuity agreement provides that if, within two years following a change of control, his employment is terminated (i) by us for no reason or any reason other than for cause or by reason of death or disability or (ii) by Mr. Leanse for good reason, he will generally be entitled to receive an amount equal to three times the sum of:

  •
  his base salary; and

  •
  the amount of the cash and stock/unit portion of his annual incentive bonus awarded for performance for the fiscal year immediately preceding his termination date.

In addition, Mr. Leanse will receive all accrued obligations, including a pro rata share of his bonus amount for the year in which the termination occurs. Mr. Leanse's management continuity agreement generally includes the other provisions described above with respect to Messrs. E. Coppola and O'Hern, except there is no Excise Tax gross-up payment. Instead, if any Payment by our Company would subject Mr. Leanse to an Excise Tax, the Payments under his management continuity agreement shall be reduced if the selected accounting firm determines that he would have a greater net after tax receipt of aggregate Payments if his Payments under his management continuity agreement were so reduced. To the extent Mr. Leanse is entitled to receive severance payments under his management continuity agreement, he shall not be entitled to his severance payments under his employment agreement.

Termination/Change of Control Payments Table

The following table provides the potential payments and benefits to the named executive officers, except for Mr. Bayer, upon termination of employment or a change of control, assuming such event occurred on December 31, 2012. These numbers do not reflect the actual amounts that may be paid to such persons, which will only be known at the time that they become eligible for payment and will only be payable if the specified event occurs.

  Items Not Reflected in Table

The following items are not reflected in the table set forth below:

  •
  Accrued salary, bonus, personal time and vacation.

  •
  Costs of COBRA or any other mandated governmental assistance program to former employees.

  •
  Welfare benefits, including life insurance, provided to all salaried employees.

  •
  Amounts outstanding under our 401(k) plan or any deferred compensation plan. There are no special or enhanced benefits under these plans for our named executive officers, and all of such participating officers are fully vested in these plans. See "Nonqualified Deferred Compensation" table.

  Change of Control Payments—Code Section 280G valuation

For purposes of the table below, our Company engaged PricewaterhouseCoopers LLP to estimate the Excise Tax gross-up payment to be paid by our Company arising under Code Section 280G in connection with the management continuity agreements of Messrs. E. Coppola and O'Hern. Mr. Leanse's management continuity agreement does not provide for an Excise Tax gross-up payment. Code Section 280G imposes tax sanctions for payments made by our Company that are contingent upon a change of control and equal to or greater than three times an executive's most recent five-year average annual taxable compensation referred to as the "base amount." If tax sanctions apply, all payments above the base amount become subject to a 20% excise tax. Key assumptions of the analysis include:

  •
  Change of control and termination of employment occurs as of December 31, 2012 and the base amount is based on amounts for the five-year period ending 2011; and

  •
  The only applicable payments or benefits are cash severance (3x salary plus Bonus Amount), a pro rata Bonus Amount based on amount of time employed during 2012, welfare benefits, the accelerated vesting determination of performance-based LTIP Units based on performance through December 31, 2012.

  Other Notes Applicable to the Table

  •
  The amounts in the table below for Mr. Arthur M. Coppola under "Change of control" and "Change of control/Termination" give effect to the termination of Mr. A. Coppola's management continuity agreement. His terminated agreement provided for the same change of control benefits as the agreements with Messrs. E. Coppola and O'Hern described above.

  •
  The severance benefits under Mr. Leanse's employment agreement became effective on January 1, 2013. Mr. Leanse's management continuity agreement became effective on January 1, 2013.

  •
  The only stock options that were outstanding as of December 31, 2012 were Mr. Leanse's 10,068 stock options. 8,390 of his stock options were unvested as of December 31, 2012 and the exercise price for his options was greater than the closing price on that date. All outstanding SARs were fully vested on December 31, 2012.

  •
  The award agreements for all outstanding performance-based LTIP Units provide for an accelerated vesting determination upon a change of control. For this accelerated determination of vesting of performance-based LTIP Units, the table reflects the vesting of 100% of the unvested performance-based LTIP Units since our total stockholder return for the period from February 1, 2012 through December 31, 2012 was at least the 40th percentile and below the 60th percentile of the total stockholder return of our peer REITs for that period. The table also reflects the intrinsic value of such acceleration, which for each LTIP Unit is $58.30, which represents the closing price of our Common Stock on the New York Stock Exchange on December 31, 2012. It should be noted that these LTIP Units do not have full parity on a per unit basis with our common OP Units until the occurrence of certain events and those events have occurred.

  •
  Life insurance amounts only reflect policies paid for by our Company and in effect on December 31, 2012.

  •
  The table assumes that a "disability" is of a long-term nature, which triggers vesting of unvested equity awards and the accelerated vesting determination of any unvested performance-based LTIP Units.

  •
  Messrs. A. Coppola and E. Coppola also have death benefit coverage under a split-dollar life insurance policy. No premiums have been paid by our Company under this policy since July 30, 2002. At the time of their death, the total premiums our Company previously paid for the policies will be recovered and the remaining death benefits will be paid to their designated beneficiaries.

Termination/Change of Control Payments

	Cash Severance ($)	Miscellaneous Benefits ($)	Stock Units ($)	Performance- Based Awards ($)(1)		Life Insurance Proceeds ($)	280G Tax Gross-Up ($)	Total ($)
Arthur M. Coppola
Termination with cause	—	—	—	—		—	—	—
Termination without cause	—	—	—	5,830,000	(2)	—	—	5,830,000
Resignation	—	—	—	—		—	—	—
Retirement	—	—	—	—		—	—	—
Death	—	—	—	5,830,000		1,900,000	—	7,730,000
Disability	—	(3)	—	5,830,000		—	—	5,830,000
Change of control	—	—	—	5,830,000		—	—	5,830,000
Change of control/Termination	—	—	—	5,830,000		—	—	5,830,000
Thomas E. O'Hern
Termination with cause	—	—	—	—		—	—	—
Termination without cause	—	—	—	1,166,000	(2)	—	—	1,166,000
Resignation	—	—	—	—		—	—	—
Retirement	—	—	—	—		—	—	—
Death	—	—	—	1,166,000		1,100,000	—	2,266,000
Disability	—	(3)	—	1,166,000		—	—	1,166,000
Change of control	—	—	—	1,166,000		—	—	1,166,000
Change of control/Termination	19,523,939	113,403 (4)	—	1,166,000		—	9,947,103	30,750,445
Edward C. Coppola
Termination with cause	—	—	—	—		—	—	—
Termination without cause	—	—	—	2,915,000	(2)	—	—	2,915,000
Resignation	—	—	—	—		—	—	—
Retirement	—	—	—	—		—	—	—
Death	—	—	—	2,915,000		1,600,000	—	4,515,000
Disability	—	(3)	—	2,915,000		—	—	2,915,000
Change of control	—	—	—	2,915,000		—	—	2,915,000
Change of control/Termination	34,616,331	201,306 (4)	—	2,915,000		—	15,261,500	52,994,137
Thomas J. Leanse
Termination with cause	—	—	—	—		—	—	—
Termination without cause	—	—	—	—		—	—	—
Resignation	—	—	—	—		—	—	—
Retirement	—	—	—	—		—	—	—
Death	—	—	—	—		1,000,000	—	1,000,000
Disability	—	(3)	—	—		—	—	—
Change of control	—	—	—	—		—	—	—
Change of control/Termination	—	—	—	—		—	—	—
Robert D. Perlmutter
Termination with cause	—	—	—	—		—	—	—
Termination without cause	—	—	—	583,000	(2)	—	—	583,000
Resignation	—	—	—	—		—	—	—
Retirement	—	—	—	—		—	—	—
Death	—	—	—	583,000		1,000,000	—	1,583,000
Disability	—	(3)	—	583,000		—	—	583,000
Change of control	—	—	—	583,000		—	—	583,000
Change of control/Termination	—	—	—	583,000		—	—	583,000

(1)
Represents the accelerated determination of the vesting of the performance-based LTIP Units in accordance with the terms of the LTIP and the applicable award agreements. See page 61 of this Proxy Statement.

(2)
Includes a termination of the executive's employment for good reason.

(3)
Upon disability, the executive will generally receive up to $25,000 monthly until his return to employment.

(4)
Amount represents the estimated value of continuing welfare benefits for 36 months after December 31, 2012.

 EQUITY COMPENSATION PLAN INFORMATION

Our Company currently maintains two equity compensation plans for the granting of equity awards to directors, officers and employees: our 2003 Incentive Plan and our Director Phantom Stock Plan. Our Company also maintains our ESPP. Each of these plans have been approved by our Company's stockholders.

The following table sets forth, for each of our Company's equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2012.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	1,276,906	(2)	$54.69	7,251,902	(3)
Equity compensation plans not approved by stockholders	—		—	250,000	(4)
Total	1,276,906		$54.69	7,501,902

(1)
These weighted-average exercise prices do not reflect the shares that will be issued upon the payment of outstanding stock units, OP Units or LTIP Units.

(2)
Of these shares, 12,768 were subject to options then outstanding under our 2003 Incentive Plan, 1,065,767 may be issued upon redemption of LTIP Units or OP Units under our 2003 Incentive Plan, and 198,371 were subject to stock units, payable in shares of our Common Stock on a one-for-one basis, then credited under our Director Phantom Stock Plan. This number of shares is presented before giving effect to the shares that will be purchased under our ESPP for the purchase period ending May 31, 2013.

(3)
Of these shares, 6,656,505 were available for options, SARs, restricted stock, stock units, stock bonuses, performance-based awards, dividend equivalent rights and OP Units or other units convertible into or exchangeable for Common Stock under our 2003 Incentive Plan, 7,960 were available for the issuance of stock units under our Director Phantom Stock Plan (see also footnote 4), and 587,437 were available for issuance under our ESPP.

(4)
These shares were available for the issuance of stock units under our Director Phantom Stock Plan. See "Compensation of Directors" on pages 24-26 of this Proxy Statement for a description of our Director Phantom Stock Plan.

Compensation Committee Interlocks and Insider Participation

Messrs. Abbey, Moore, Ross, Ms. Laing and Dr. Sexton each served as a member of the Compensation Committee during 2012. No member of the Compensation Committee is a past or present officer or employee of our Company or had any relationship with us requiring disclosure under SEC rules requiring disclosure of certain transactions with related persons. In addition, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officer of which served as a director or member of the Compensation Committee during 2012.

 Certain Transactions

The following provides a description of certain relationships and related transactions between our executive officers or members of their immediate families and our Company or our subsidiaries and affiliates.

Macerich Management Company employs Mr. A. Coppola's son-in-law and Mr. Anderson's son as a Vice President of Development Leasing and a Vice President of Leasing, respectively. Neither of these individuals are considered an officer under Section 16 of the Exchange Act. The total compensation and benefits paid to each of Mr. A. Coppola's son-in-law and Mr. Anderson's son for 2012 did not exceed $360,000.

In connection with Mr. Leanse's appointment as an executive officer, our Company entered into a secondment agreement with Katten Muchin from September 1, 2012 through December 31, 2012. This agreement provided that Mr. Leanse would devote approximately 50% of his professional work hours to our Company during that period. Katten Muchin received $50,000 per month for Mr. Leanse's services and did not otherwise bill us for any services Mr. Leanse provided our Company during the secondment. During the period of the secondment, Mr. Leanse received compensation as a partner of Katten Muchin in a fixed amount which amount was unaffected by the fees paid by us to Katten Muchin for legal services. In addition to the amount described above for Mr. Leanse's services, our Company paid Katten Muchin approximately $1.2 million for legal services during 2012.

 PRINCIPAL STOCKHOLDERS

Except as otherwise noted, the following table sets forth information as of the record date, March 22, 2013, with respect to the only persons known by our Company to own beneficially more than 5% of our outstanding shares of Common Stock, based solely upon Schedule 13G and Schedule 13D reports filed with the SEC, and the number of shares of Common Stock beneficially owned by our directors and executive officers as a group. Each of the persons listed below, which has reported that it may be considered a beneficial owner of more than 5% of our outstanding shares of Common Stock, has certified in a Schedule 13G filed with the SEC that, to the best of its knowledge and belief, the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of our Company and were not acquired in connection with or as a participant in any transaction having such purpose or effect. The number of shares of Common Stock beneficially owned by each director is set forth in "Information Regarding our Director Nominees—Director Stock Ownership" and the number of shares beneficially owned by each named executive officer is set forth in "Executive Officers—Executive Officer Equity Ownership."

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	15,615,847	11.36%
BlackRock, Inc.(2) 40 East 52nd Street New York, New York 10022	12,057,650	8.77%
CBRE Clarion Securities, LLC(3) 201 King of Prussia Road, Suite 600 Radnor, Pennsylvania 19087	10,899,328	7.93%
Invesco Ltd.(4) 1555 Peachtree Street NE Atlanta, Georgia 30309	10,711,075	7.79%
Vanguard Specialized Funds—Vanguard REIT Index Fund(5) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	8,812,311	6.41%
FMR LLC(6) 82 Devonshire Street Boston, Massachusetts 02109	6,832,751	5.00%
All directors and executive officers as a group (15 persons)(7)	1,409,652	1.03%

(1)
The Schedule 13G/A indicates that the reporting entity is a registered investment advisor and has sole voting power with respect to 335,725 shares, shared voting power with respect to 102,133 shares, sole dispositive power with respect to 15,354,825 shares and shared dispositive power with respect to 261,022 shares. The Schedule 13G/A indicates that Vanguard Fiduciary Trust Company is the beneficial owner of 91,184 shares as the result of serving as investment manager of collective trust accounts and Vanguard Investments Australia, Ltd. is the beneficial owner of 414,379 shares as a result of serving as investment manager of Australian investment offerings, and each entity is a wholly-owned subsidiary of the reporting entity. In addition, the number of shares reported as beneficially owned by The Vanguard Group, Inc. includes the 8,812,311 shares separately reported as beneficially owned by Vanguard Specialized Funds—Vanguard REIT Index Fund as described in footnote 5.

(2)
The Schedule 13G/A indicates that the reporting entity is a parent holding company with sole voting power and sole dispositive power with respect to 12,057,650 shares, reporting on behalf of the following subsidiaries: BlackRock Advisors, LLC, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A.,

  BlackRock (Netherlands) B.V., BlackRock Fund Managers Limited, BlackRock Life Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A., BlackRock Japan Co. Ltd. and BlackRock Investment Management (UK) Limited.

(3)
The Schedule 13G/A indicates that the reporting entity is a registered investment advisor and has sole voting power with respect to 5,289,612 shares and sole dispositive power with respect to 10,899,328 shares.

(4)
The Schedule 13G/A indicates that the reporting entity is a parent holding company and a registered investment advisor filing on behalf of the following subsidiaries which are also registered investment advisors: Invesco Advisers Inc., Invesco National Trust Company, Invesco Asset Management (Japan) Limited, Invesco PowerShares Capital Management, Invesco PowerShares Capital Management Ireland Ltd. and Invesco Investment Advisers, LLC. The reporting entity has sole voting power with respect to 5,539,963 shares, shared voting power with respect to 68,489 shares, sole dispositive power with respect to 10,661,691 shares and shared dispositive power with respect to 49,384 shares.

(5)
The Schedule 13G/A indicates that the reporting entity is a registered investment company and has sole voting power with respect to all 8,812,311 shares.

(6)
The Schedule 13G/A indicates that the reporting entity is a parent holding company with sole voting power with respect to 201,553 shares and sole dispositive power with respect to 6,832,751 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 6,631,198 shares as a result of acting as an investment advisor to various registered investment companies. Edward C. Johnson 3d (Chairman of FMR LLC) and FMR LLC, through its control of Fidelity and the Fidelity funds, each has sole dispositive power with respect to the 6,631,198 shares owned by the Fidelity funds. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the board of trustees of the Fidelity funds. Fidelity is located at 82 Devonshire Street, Boston, Massachusetts 02109. Strategic Advisers, Inc. ("Strategic Advisers"), a wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 128 shares. Strategic Advisers is located at 82 Devonshire Street, Boston, Massachusetts 02109. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned subsidiary of FMR LLC and a registered investment advisor, is the beneficial owner of 200,863 shares, with Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each having sole dispositive power and sole voting power with respect to all 200,863 shares. FIL Limited and various foreign-based subsidiaries provide investment advisory and management services to a number of non-US investment companies and certain institutional investors. FIL Limited is a qualified institution and is the beneficial owner of 562 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, or trusts for their benefit, own shares of FIL Limited voting stock. The principal address for FIL Limited is Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

(7)
Includes options to purchase shares and SARs under our 2003 Incentive Plan which are currently exercisable or become exercisable before May 21, 2013, and restricted stock granted under our 2003 Incentive Plan. In addition, 503,917 shares of Common Stock are pledged as collateral for certain lines of credit for two executive officers. The aggregate pledged shares of these two executives represents 0.37% of our outstanding Common Stock as of our record date. This reflects a decrease from the number of pledged shares reported in the proxy statement for our 2012 annual meeting of stockholders, where three executive officers had pledged 712,377 shares representing 0.54% of our outstanding Common Stock as of our 2012 record date. See "Compensation Discussion and Analysis—Executive Summary—Specific Compensation and Corporate Governance Features—Anti-Pledging Policy" on page 38 of this Proxy Statement. See also the Notes to the tables on pages 9-11 and pages 27-28 of this Proxy Statement.

AUDIT COMMITTEE MATTERS

The Audit Committee currently consists of four members, Mr. Hubbell, Mses. Laing and Stephen and Dr. Sexton. Ms. Laing is the chairperson of the Committee and has been determined by our Board to be an audit committee financial expert. In 2012, the Audit Committee met eight times. The Audit Committee and our Board of Directors amended and restated the Audit Committee charter in January 2013 and such charter complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE Rules. The Committee reviews and reassesses the adequacy of its charter annually. Our securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the Audit Committee are independent directors and meet the independence requirements for audit committees under the NYSE Rules and the Exchange Act. (See "The Board of Directors and its Committees—Director Independence;—Committee Charters; and—Audit Committee.")

The following Report of the Audit Committee shall not be deemed filed under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent our Company specifically incorporates this Report by reference into a filing under either of such Acts. The Report shall not be deemed soliciting material, or subject to Regulation 14A or 14C or the liabilities of Section 18 of the Exchange Act.

 REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors assists our Board in performing its oversight responsibilities for our financial reporting process, audit process and internal controls, as more fully described in the Audit Committee's charter. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2012 with management and with our independent registered public accounting firm. In addition, the Committee discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Committee has also received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence from our Company.

Based on the review and discussions with management and our independent registered public accounting firm described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Members of the Audit Committee
Diana M. Laing, Chairperson
Fred S. Hubbell
Dr. William P. Sexton
Andrea M. Stephen

 Principal Accountant Fees and Services

For the years ended December 31, 2012 and 2011, our Company was billed by KPMG LLP for services in the following categories:

Audit Fees.    Fees for audit services totaled $3,063,000 in 2012 and $2,977,000 in 2011, including fees associated with the annual audit of our Company and its subsidiaries and affiliates, audit of internal control over financial reporting, the performance of interim reviews of our quarterly unaudited financial information and review of our registration statement and offering documents.

Audit-Related Fees.    No fees for audit-related services were paid to KPMG LLP in 2012 or 2011.

Tax Fees.    No fees for tax services were paid to KPMG LLP in 2012 or 2011.

All Other Fees.    There were no fees paid for any other services not described above in 2012 or 2011.

Our Company has been advised by KPMG LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in our Company or its subsidiaries.

Audit Committee Pre-Approval Policy

Consistent with the SEC policies regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee approves a list of services and related fees expected to be rendered during any fiscal-year period within each of four categories of service:

  Audit Services include audit work performed on the financial statements, including audit of the effectiveness of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including work associated with registration statements under the Securities Act of 1933, as amended, periodic reports and other SEC documents, statutory or other financial audit work for subsidiaries and consultations surrounding the proper application of financial accounting and/or reporting standards.

  Audit-Related Services include assurance and related services that are reasonably related to performance of an audit or traditionally performed by our independent registered public accounting firm, including due diligence or agreed-upon procedures related to mergers, acquisitions, dispositions or refinancings, special procedures required to meet certain financial, accounting or regulatory requirements and accounting, regulatory or disclosure consultations.

  Tax Services include tax return preparation, tax planning and related tax services, tax advice, tax compliance, tax reporting, year-end estimated taxable income and distribution projections and tax due diligence for REIT compliance and other tax issues.

  Other Services include those permissible non-audit services that do not fall within the above categories and are routine and recurring services that would not impair the independence of our accountants.

The Audit Committee pre-approves our independent registered public accounting firm's services within each category. In 2012, the Audit Committee pre-approved the retention of KPMG LLP to perform various audit and audit-related services for our Company as described above. For each proposed service, our independent registered public accounting firm is generally required to provide documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair our independent registered public accounting firm's independence. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013.

Although ratification by stockholders is not required by law, our Board has determined that it is desirable to request approval of this appointment by our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company. In addition, if KPMG LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants. A representative of KPMG LLP will be present at our Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013. PROXIES RECEIVED WILL BE VOTED "FOR" RATIFICATION UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR COMPANY'S NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC's executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and the narrative discussion accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully under the Compensation Discussion and Analysis section beginning on page 31 of this Proxy Statement, our executive compensation program is guided by the following philosophy and objectives:

  •
  Our objective is to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return. We believe our executive compensation policies and practices appropriately align the interests of our executives with those of our stockholders through a combination of base salary, annual incentive compensation awards and long-term incentive equity awards.

  •
  Our executive compensation program is designed to attract, retain and reward experienced, highly motivated executives who are capable of leading our Company effectively. The Compensation Committee believes strongly in linking compensation to performance, and has designed our compensation program to deliver total pay that is primarily linked to overall business results while also recognizing individual performance. The Compensation Committee utilizes a combination of cash and equity-based compensation to provide appropriate incentives for executives to achieve our business objectives as well as further align their interests with our stockholders and encourage their long-term commitment to our Company.

We urge our stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in more detail how our executive compensation policies and practices are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative discussion that accompanies the compensation tables which provide detailed information on the compensation of our named executive officers. The Compensation Committee and our Board of Directors believe that the policies and procedures described in the Compensation Discussion and Analysis have enabled our Company to attract, motivate and retain highly skilled executives whose performance and contributions have contributed to our Company's success.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act, referred to as the "Dodd-Frank Act") and the related rules of the SEC, our Board will request your non-binding, advisory vote on the following resolution at our Annual Meeting:

  RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to the SEC's executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This proposal to approve the compensation paid to our named executive officers is advisory in nature and, therefore, not binding on our Company, our Board of Directors or our Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional duty for, our Company, our Board or our Compensation Committee. However, the Compensation Committee, which is responsible for reviewing and approving the compensation for our executive officers and reviewing our overall compensation structure and philosophy, values the opinions expressed by our stockholders in their vote on this proposal and will consider the result of the vote when making future compensation decisions for our named executive officers.

Our Company's current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at our annual meeting of stockholders. It is expected that the next such vote will occur at our 2014 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC'S EXECUTIVE COMPENSATION DISCLOSURE RULES. PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 PROPOSAL 4: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

At our Annual Meeting, our stockholders will be asked to approve the amendment and restatement of our Company's Employee Stock Purchase Plan or "ESPP", which was adopted by our Board of Directors on January 31, 2013, effective June 1, 2013, subject to stockholder approval. Our ESPP originally was adopted by our Board of Directors on April 1, 2003, and approved by our Company's stockholders on May 28, 2003.

Our ESPP has operated and will continue to operate on substantially the same terms as an "employee stock purchase plan" intended to qualify under Section 423 of the Code. Our ESPP is not, however, qualified under Section 423 of the Code because most of the eligible employees under our ESPP are employed by our Operating Partnership and its subsidiaries, which are ineligible to provide such a plan to their employees.

Our ESPP is a broad-based plan pursuant to which shares of Common Stock are available for purchase by eligible employees who elect to participate in our ESPP. Eligible employees may purchase, by means of payroll deductions, limited amounts of Common Stock during periodic offering periods. The shares will be offered at up to a 15% discount from their fair market value as of specified dates. The 15% discount will be applied against the lower of the stock value at the beginning or the end of each six-month offering period under our ESPP. There is no Company matching contribution under our ESPP.

The principal changes made to our ESPP in the amendment and restatement are the following:

  •
  Extension of the term of our ESPP, which otherwise would expire at the conclusion of the offering period ending May 31, 2013, through the date on which all of the shares available under our ESPP have been purchased;

  •
  Increasing the maximum discount applicable to stock purchases from 10% to 15% of fair market value; and

  •
  Increasing the percentage of a participant's compensation that may be used to purchase shares under our ESPP from 10% to 15%, subject to individual limitations on the number of shares and dollar value of shares that may be purchased, which limitations are unchanged.

The amendment and restatement of our ESPP that our stockholders are being asked to approve does not include an increase in the number of shares authorized for issuance under our ESPP.

Our Board of Directors believes that our ESPP has helped and will continue to help our Company to retain and motivate eligible employees and to further align the interests of eligible employees with those of our stockholders. Our ESPP will not continue in effect after May 31, 2013, without stockholder approval of the amendment and restatement.

The principal terms of our ESPP are summarized below. Because it is not a complete description of all of the terms and conditions of our ESPP, the summary is qualified in its entirety by the full text of our ESPP, which has been filed as an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's website at http://www.sec.gov. A copy of our ESPP document may also be obtained by written request to the Secretary of The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401. Capitalized terms not otherwise defined herein have the meanings given to them in our ESPP.

Summary of our ESPP

Purpose.    The purpose of our ESPP is to provide eligible employees with an opportunity to purchase shares of our Common Stock at a favorable price and upon favorable terms in consideration of the participating employees' services. Our ESPP is intended to provide an additional incentive to participating eligible employees to remain in our Company's employ and to advance our best interests.

Operation of our ESPP.    Our ESPP generally operates in successive six-month periods commencing on each June 1 and December 1. These periods are referred to as "Offering Periods." The next Offering Period will commence on June 1, 2013, subject to our stockholders approving the amendment and restatement of our ESPP.

On the first day of each Offering Period referred to as the "Grant Date", each eligible employee who has timely filed a valid election to participate in our ESPP for that Offering Period is granted an option to purchase shares of Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under our ESPP. Our Company credits the participant's contributions under our ESPP to a bookkeeping account in his or her name. Accounts are funded entirely by the participant's contributions and our Company does not contribute any matching or other amounts to participant's accounts under our ESPP. A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to our ESPP during an Offering Period. Amounts contributed to our ESPP constitute general corporate assets and may be used by our Company for any corporate purpose.

Except as noted below, each option granted under our ESPP automatically is exercised on the last day of the Offering Period with respect to which it was granted (also referred to as the "Exercise Date"). The number of shares acquired by a participant upon exercise of his or her option is determined by dividing the participant's ESPP account balance as of the Exercise Date by the Option Price for that Offering Period. Following the amendment and restatement of our ESPP, the "Option Price" for an Offering Period will equal 85% (or such higher percentage as the committee appointed to administer our ESPP shall determine prior to the beginning of the Offering Period) of the lesser of (1) the fair market value of a share of the Common Stock on the Grant Date of that Offering Period or (2) the fair market value of a share of the Common Stock on the Exercise Date of that Offering Period. (This formula is consistent with the requirements for employee stock purchase plans intended to qualify under Section 423 of the Code.) A participant's ESPP account is reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant. No interest is paid to any participant or credited to any account under our ESPP.

Eligibility.    Only certain employees are eligible to participate in our ESPP. To be eligible to participate in an Offering Period, on the Grant Date of that Offering Period an individual must:

  •
  be employed by our Company or one of our subsidiaries or affiliates that has been designated as a participating subsidiary;

  •
  be customarily employed for more than 1,000 hours on an annualized basis; and

  •
  have been employed by our Company or one of its participating subsidiaries for at least one year (with credit for service provided to employees of acquired companies).

As of the first day of the Offering Period beginning December 1, 2012, approximately 995 employees of our Company and our participating subsidiaries were eligible to participate in our ESPP. All of our Company's current named executive officers are currently or will be eligible to participate in our ESPP.

Our Company has designated the following entities as "participating subsidiaries": The Macerich Partnership, L.P., Macerich Management Company, Macerich Partners of Colorado LLC; Brooklyn Kings Plaza LLC, Valley Stream Green Acres LLC, Queens Center SPE LLC, WMAP, L.L.C., Great Northern SPE, LLC, Rotterdam Square, LLC, and Wilton Mall, LLC. The participating subsidiaries may be changed by our Company from time to time.

Limits on Authorized Shares; Limits on Contributions.    A maximum of 750,000 shares of Common Stock were authorized for issuance under our ESPP when it was approved by our stockholders on May 28, 2003. Approximately 162,563 shares of Common Stock have been purchased under our ESPP to date, which would make the maximum number of shares available for future purchase under our ESPP approximately 587,437. We are not asking our stockholders to approve any increase in the number of shares authorized for issuance under our ESPP. See the "Dilution Analysis" section below for more information on our ESPP share limit relative to the Company's total number of outstanding shares.

Participation in our ESPP is also subject to the following limits:

  •
  A participant cannot contribute more than 15% of his or her base salary or regular gross pay to the purchase of stock under our ESPP in any one payroll period.

  •
  A participant cannot purchase more than 1,000 shares of stock under our ESPP in any one Offering Period.

  •
  A participant cannot purchase more than $26,000 of stock (valued at the start of the applicable Offering Period(s) and without giving effect to any discount reflected in the purchase price for the stock) under our ESPP in any one calendar year.

  •
  A participant will not be granted an option under our ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of our Company or one of our subsidiaries.

  •
  A participant will not be granted an option under our ESPP if it would cause the participant to own equity shares of our Company in excess of 9.8% of the lesser of the number or value of the then-outstanding equity shares (except as otherwise permitted under our charter).

Antidilution Adjustments.    As is customary in stock incentive plans of this nature, the number and kind of shares available under our ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Termination of Participation.    A participant's election to participate in our ESPP generally will continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in our ESPP. A participant's participation in our ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by our Company or one of our participating subsidiaries or the participant is no longer customarily employed for at least 1,000 hours on an annualized basis.

If a participant's ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to our ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest. Such termination will not have any effect upon the participant's ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions.    A participant's rights with respect to options or the purchase of shares under our ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except to a designated beneficiary on death or by will or the laws of descent and distribution.

Administration.    Our ESPP is administered by our Board of Directors or by a committee appointed by our Board of Directors. Our Board of Directors has appointed the Compensation Committee of our Board as the current administrator of our ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out our ESPP and to construe and interpret our ESPP. Decisions of our ESPP administrator with respect to our ESPP are final and binding on all persons.

No Limit on Other Plans.    Our ESPP does not limit the ability of our Board of Directors or any committee of our Board to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Amendments.    Our Board of Directors generally may amend or terminate our ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to our ESPP will be obtained to increase share authority under our ESPP or if otherwise required by applicable law or stock exchange rules or if deemed necessary or advisable by our Board of Directors.

Termination.    As amended and restated, our ESPP will terminate when all of the shares authorized under our ESPP have been purchased, unless our Board of Directors terminates the ESPP earlier.

Federal Income Tax Consequences of our ESPP

The following summarizes the current federal income tax principles applicable to our ESPP, but is not intended to be exhaustive and does not describe state, local, or international tax consequences.

Our ESPP is designed to operate on substantially the same terms as an "employee stock purchase plan" under Section 423 of the Code. Our Company's corporate structure makes it ineligible to maintain such a plan. Therefore, certain tax benefits available to participants in a Section 423 plan are not available under our ESPP. Participant contributions to our ESPP are made on an after-tax basis. That is, a participant's ESPP contributions are deducted from compensation that is taxable to the participant and for which our Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to the grant of his or her ESPP option. Our Company will have no tax deduction with respect to the grant of an ESPP option.

Upon the exercise of an ESPP option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the purchase price paid for the shares, and our Company generally will be entitled to a corresponding tax deduction. Upon a subsequent sale of the shares acquired upon the exercise of an ESPP option, the participant will recognize capital gain or loss based on the difference between the sale price received for the shares and the fair market value of the shares on the Exercise Date. Such capital gain will be short-term or long-term capital gain depending on the length of time that the participant holds the shares after exercise and prior to the sale. Our Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant on a sale of shares.

Securities Underlying Awards

The closing price of a share of Common Stock as of March 28, 2013 was $64.38 per share. Our Company previously has registered under the Securities Act of 1933, as amended, the issuance of the 750,000 shares of Common Stock available for issuance under our ESPP.

Specific Benefits

The specific benefits that will be received by or allocated to particular eligible executives or groups of employees under our ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of Common Stock under our ESPP (subject to the limitations discussed above) is within the discretion of each participant. The maximum levels of participation and benefits are described above.

Dilution Analysis

As of March 31, 2013, our Company had outstanding 137,460,813 shares of Common Stock, including unvested shares of restricted stock. The approximately 587,437 shares of Common Stock that are currently available for issuance under our ESPP represent 0.004% of the issued and outstanding shares of our Company as of that date. In 2010, 2011 and 2012, Common Stock purchases under our ESPP represented a total of 28,450 shares, 17,285 shares, and 20,372 shares, respectively.

Because the amount of contributions set aside to purchase shares of Common Stock under our ESPP (subject to the limitations discussed above) is within the discretion of each participating employee and the purchase price for the shares will be affected by changes in the value of such stock, it is not possible to calculate the amount of dilution that may ultimately result from future purchases under our ESPP.

 Vote Required

Our Board of Directors believes that the continuation of our ESPP will promote the interests of our Company and our stockholders and continue to enable our Company to attract, retain and reward persons important to our Company's success.

Members of our Board of Directors who are also employees or officers of our Company are eligible to participate in our ESPP and thus have a personal interest in the approval of the amendment and restatement of our ESPP.

Approval of the amendment and restatement of our ESPP requires the affirmative vote of a majority of all of the votes cast on the matter at our Annual Meeting in person or by Proxy, provided that the total number of votes cast on the matter represents over 50% of the outstanding shares of Common Stock. Broker non-votes and abstentions on the proposal have the effect described on page 7 of this Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR EMPLOYEE STOCK PURCHASE PLAN. PROXIES RECEIVED WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR EMPLOYEE STOCK PURCHASE PLAN UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

 OTHER MATTERS

Solicitation of Proxies

The cost of solicitation of Proxies for our Annual Meeting will be paid by our Company. Solicitation will be made primarily by mail, but our regular employees, without additional remuneration, may solicit Proxies by telephone, e-mail, facsimile and personal interviews. In addition, Innisfree M&A Incorporated will assist in the solicitation of Proxies and our Company anticipates a fee for proxy solicitation services of approximately $15,000 plus out-of-pocket costs. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send Proxy materials to and obtain Proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses.

Stockholder Proposals and Director Nominees

For a stockholder to properly present a matter at our Annual Meeting, including nominations for persons for election to our Board of Directors, our Secretary must have received written notice thereof on or after March 1, 2013 and on or before March 31, 2013, as specified in our bylaws, and such notice must satisfy the additional requirements set forth in our bylaws. Our Secretary has not received notice of any matter to be presented by a stockholder at our Annual Meeting.

A stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy for the 2014 annual meeting of stockholders must be received by our Company by December 20, 2013. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such proposals. A stockholder otherwise desiring to bring a proposal before the 2014 annual meeting of stockholders (including generally any proposal relating to the nomination of a director to be elected to our Board of Directors) must comply with the then current advance notice and information requirements in our bylaws and deliver the proposal to our principal executive offices on or after March 1, 2014 and on or before 5:00 p.m., Pacific Time, on March 31, 2014 (60 to 90 days prior to the first anniversary of our Annual Meeting) in order for such proposal to be considered timely. Any such proposal should be mailed to: The Macerich Company, 401 Wilshire Boulevard, No. 700, Santa Monica, California 90401, Attn: Secretary. Copies of our charter and bylaws may be obtained without charge by providing a written request to our Secretary at that address.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by the SEC's regulations to furnish our Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to our Company during and with respect to the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were satisfied on a timely basis, with the exception of a Form 4 filed by Dr. Sexton to report a sale of 1,200 shares of the Company's Common Stock.

Other Matters

Our Board of Directors does not know of any matter other than those described in this Proxy Statement which will be presented for action at our Annual Meeting. If other matters are presented, Proxies will be voted in accordance with the discretion of the Proxy holders.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO OUR COMPANY.

Appendix I

Funds From Operations ("FFO") and Adjusted Funds From Operations ("AFFO")

Our Company uses FFO in addition to net income to report our operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

Adjusted FFO ("AFFO") excludes the FFO impact of Shoppingtown Mall and Valley View Center for the years ended December 31, 2012 and 2011. In December 2011, our Company conveyed Shoppingtown Mall to the lender by a deed-in-lieu of foreclosure. In July 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date, resulting in a gain on extinguishment of debt of $104.0 million. On May 31, 2012, our Company conveyed Prescott Gateway to the lender by a deed-in-lieu of foreclosure and the debt was forgiven resulting in a gain on extinguishment of debt of $16.3 million. AFFO excludes the gain on extinguishment of debt on Prescott Gateway for the twelve months ended December 31, 2012.

FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as our Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. Our Company believes that such a presentation also provides investors with a more meaningful measure of our operating results in comparison to the operating results of other REITs. Our Company believes that AFFO and AFFO on a diluted basis provide useful supplemental information regarding our Company's performance as they show a more meaningful and consistent comparison of our Company's operating performance and allow investors to more easily compare our Company's results without taking into account non-cash credits and charges on properties controlled by either a receiver or loan servicer. FFO and AFFO on a diluted basis are measures investors find most useful in measuring the dilutive impact of outstanding convertible securities.

FFO and AFFO do not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income as defined by GAAP, and are not indicative of cash available to fund all cash flow needs. Our Company also cautions that FFO and AFFO, as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

Management compensates for the limitations of FFO and AFFO by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of FFO and AFFO and a reconciliation of FFO and AFFO and FFO and AFFO-diluted to net income available to common stockholders. Management believes that to further understand our Company's performance, FFO and AFFO should be compared with our Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our Company's consolidated financial statements. See our Annual Report on Form 10-K for the year ended December 31, 2012.

The following reconciles net income attributable to our Company to FFO and FFO-diluted for the years ended December 31, 2012, 2011 and 2010 and FFO and FFO—diluted to AFFO and AFFO—diluted for the same periods (dollars and shares in thousands):

	2012	2011	2010
Net income attributable to our Company	$337,426	$156,866	$25,190
Adjustments to reconcile net income attributable to our Company to FFO—basic:
Noncontrolling interests in the Operating Partnership	27,359	13,529	2,497
(Gain) loss on remeasurement, sale or write down of consolidated assets, net	(159,575)	76,338	(474)
Add: (loss) gain on undepreciated assets—consolidated assets	(390)	2,277	—
Add: noncontrolling interests share of gain (loss) on sale of assets—consolidated joint ventures	1,899	(1,441)	2
(Gain) loss on remeasurement, sale or write down of assets—unconsolidated joint ventures(1)	(2,019)	(200,828)	(823)
Add: gain (loss) on sale of undepreciated assets—unconsolidated joint ventures(1)	1,163	51	613
Add: noncontrolling interests on sale of undepreciated assets—consolidated joint ventures	—	—	—
Depreciation and amortization on consolidated assets	307,193	269,286	246,812
Less: noncontrolling interests in depreciation and amortization—consolidated joint ventures	(18,561)	(18,022)	(17,979)
Depreciation and amortization—unconsolidated joint ventures(1)	96,228	115,431	109,906
Less: depreciation on personal property	(12,861)	(13,928)	(14,436)

FFO—basic	577,862	399,559	351,308
Additional adjustments to arrive at FFO—diluted:
Impact of convertible preferred stock	—	—	—
Impact of non-participating convertible preferred units	—	—	—

FFO—diluted	577,862	399,559	351,308
Shoppingtown Mall	422	3,491	—
Valley View Center	(101,105)	8,786	—
Prescott Gateway	(16,296)	—	—

AFFO and AFFO—diluted	$460,883	$411,836	$351,308

Weighted average number of FFO shares outstanding for:
FFO—basic(2)	144,937	142,986	132,283
Adjustments for the impact of dilutive securities in computing FFO—diluted:
Convertible preferred stock	—	—	—
Non-participating convertible preferred units	—	—	—

FFO—diluted(3)	144,937	142,986	132,283

(1)
Unconsolidated assets are presented at our Company's pro rata share.

(2)
Calculated based upon basic net income as adjusted to reach basic FFO. During the years ended December 31, 2012, 2011 and 2010, there were 10.9 million, 11.4 million and 11.6 million operating partnership units outstanding, respectively.

(3)
The computation of FFO and AFFO—diluted shares outstanding includes the effect of share and unit-based compensation plans and the senior notes using the treasury stock method. It also assumes the conversion of MACWH, LP common and preferred units to the extent that they are dilutive to the FFO and AFFO-diluted computation.

The following reconciles net income per share attributable to common stockholders—diluted to FFO per share—diluted and AFFO per share—diluted for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Net income per share attributable to common stockholders—diluted	$2.51	$1.18	$0.19
Per share impact of depreciation and amortization of real estate	2.57	2.47	2.46
Per share impact of (gain) loss on remeasurement, sale or write down of assets	(1.09)	(0.86)	0.01

FFO per share—diluted	3.99	2.79	2.66
Per share impact—Shoppingtown Mall, Valley View Center and Prescott Gateway	(0.81)	0.09	—

AFFO per share—diluted	$3.18	$2.88	$2.66

Appendix II

Peer REITs

REITs of the FTSE NAREIT All Equity REITs Index

1.	Acadia Realty Trust
2.	Agree Realty Corp.
3.	Alexander's Inc.
4.	Alexandria Real Estate Equities Inc.
5.	American Assets Trust Inc.
6.	American Campus Communities Inc.
7.	American Tower Corp.
8.	Apartment Investment & Management Co.
9.	Ashford Hospitality Trust
10.	Associated Estates Realty Corp.
11.	AvalonBay Communities Inc.
12.	BioMed Realty Trust Inc.
13.	Boston Properties Inc.
14.	Brandywine Realty Trust
15.	BRE Properties Inc.
16.	Camden Property Trust
17.	Campus Crest Communities Inc.
18.	CapLease Inc.
19.	CBL & Associates Properties Inc.
20.	Cedar Realty Trust Inc.
21.	Chatham Lodging Trust
22.	Chesapeake Lodging Trust
23.	Colonial Properties Trust
24.	CommonWealth REIT
25.	CoreSite Realty Corp.
26.	Corporate Office Properties Trust
27.	Cousins Properties Inc.
28.	CubeSmart
29.	DCT Industrial Trust Inc.
30.	DDR Corp.
31.	DiamondRock Hospitality Co.
32.	Digital Realty Trust Inc.
33.	Douglas Emmett Inc.
34.	Duke Realty Corp.
35.	Dupont Fabros Technology Inc.
36.	EastGroup Properties Inc.
37.	Education Realty Trust Inc.
38.	EPR Properties
39.	Equity Lifestyle Properties Inc.
40.	Equity One Inc.
41.	Equity Residential
42.	Essex Property Trust Inc.
43.	Excel Trust Inc.
44.	Extra Space Storage Inc.
45.	Federal Realty Investment Trust
46.	FelCor Lodging Trust Inc.
47.	First Industrial Realty Trust Inc.
48.	First Potomac Realty Trust
49.	Franklin Street Properties Corp.
50.	General Growth Properties Inc.
51.	Getty Realty Corp.
52.	Gladstone Commercial Corp.
53.	Glimcher Realty Trust
54.	Government Properties Income Trust
55.	HCP Inc.
56.	Health Care REIT Inc.
57.	Healthcare Realty Trust Inc.
58.	Hersha Hospitality Trust (Cl A)
59.	Highwoods Properties Inc.
60.	Home Properties Inc.
61.	Hospitality Properties Trust
62.	Host Hotels & Resorts Inc.
63.	Hudson Pacific Properties Inc.
64.	Inland Real Estate Corp.
65.	Investors Real Estate Trust
66.	Kilroy Realty Corp.
67.	Kimco Realty Corp.
68.	Kite Realty Group Trust
69.	LaSalle Hotel Properties
70.	Lexington Realty Trust
71.	Liberty Property Trust
72.	LTC Properties Inc.
73.	Mack-Cali Realty Corp.
74.	Medical Properties Trust Inc.
75.	Mid-America Apartment Communities Inc.
76.	Monmouth Real Estate Investment Corp. Cl A
77.	MPG Office Trust Inc.
78.	National Health Investors Inc.
79.	National Retail Properties Inc.
80.	Omega Healthcare Investors Inc.
81.	One Liberty Properties Inc.
82.	Parkway Properties Inc.
83.	Pebblebrook Hotel Trust
84.	Pennsylvania Real Estate Investment Trust
85.	Piedmont Office Realty Trust Inc.
86.	Plum Creek Timber Company Inc.
87.	Post Properties Inc.
88.	Potlatch Corp.
89.	Prologis Inc.
90.	PS Business Parks Inc.
91.	Public Storage
92.	Ramco-Gershenson Properties Trust

II-1

93.	Rayonier Inc. REIT
94.	Realty Income Corp.
95.	Regency Centers Corp.
96.	Retail Opportunity Investments Corp.
97.	RLJ Lodging Trust
98.	Rouse Properties Inc.
99.	Sabra Healthcare REIT Inc.
100.	Saul Centers Inc.
101.	Senior Housing Properties Trust
102.	Simon Property Group Inc.
103.	SL Green Realty Corp.
104.	Sovran Self Storage Inc.
105.	STAG Industrial Inc.
106.	Strategic Hotels & Resorts Inc.
107.	Summit Hotel Properties Inc.
108.	Sun Communities Inc.
109.	Sunstone Hotel Investors Inc.
110.	Tanger Factory Outlet Centers Inc.
111.	Taubman Centers Inc.
112.	Terreno Realty Corp.
113.	The Macerich Company
114.	UDR Inc.
115.	UMH Properties Inc.
116.	Universal Health Realty Income Trust
117.	Urstadt Biddle Properties Inc. Cl A
118.	Ventas Inc.
119.	Vornado Realty Trust
120.	W.P. Carey Inc.
121.	Washington Real Estate Investment Trust
122.	Weingarten Realty Investors
123.	Weyerhaeuser Co.
124.	Whitestone REIT
125.	Winthrop Realty Trust

II-2

Appendix III

AMENDMENT AND RESTATEMENT OF
THE MACERICH COMPANY
EMPLOYEE STOCK PURCHASE PLAN

As amended and restated effective June 1, 2013

Page
1.	PURPOSE	III-1
2.	DEFINITIONS	III-1
3.	ELIGIBILITY	III-3
4.	STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS	III-3
5.	OFFERING PERIODS	III-3
6.	PARTICIPATION	III-4
7.	METHOD OF PAYMENT OF CONTRIBUTIONS	III-4
8.	GRANT OF OPTION	III-5
9.	EXERCISE OF OPTION	III-6
10.	DELIVERY OF SHARES	III-6
11.	TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS	III-6
12.	ADMINISTRATION	III-7
13.	DESIGNATION OF BENEFICIARY	III-8
14.	TRANSFERABILITY	III-8
15.	USE OF FUNDS; INTEREST	III-9
16.	REPORTS	III-9
17.	ADJUSTMENTS OF AND CHANGES IN THE STOCK	III-9
18.	POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS	III-9
19.	TERM OF PLAN; AMENDMENT OR TERMINATION	III-10
20.	NOTICES	III-10
21.	CONDITIONS UPON ISSUANCE OF SHARES	III-10
22.	PLAN CONSTRUCTION	III-11
23.	EMPLOYEES' RIGHTS	III-11
24.	MISCELLANEOUS	III-12
25.	TAX WITHHOLDING	III-12

III-i

AMENDMENT AND RESTATEMENT OF
THE MACERICH COMPANY
EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of The Macerich Company Employee Stock Purchase Plan, as amended and restated effective June 1, 2013. The Plan originally was adopted by the Board on April 1, 2003, and approved by the Corporation's stockholders on May 28, 2003.

1.    PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation at a favorable price and upon favorable terms. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation. This Plan is not intended to qualify as an "employee stock purchase plan" under Section 423 of the Code because most Eligible Employees are employed by Participating Subsidiaries that are ineligible to provide such a plan to their employees.

2.    DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

"Account" means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

"Beneficially Own" means to own Equity Shares, directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

"Board" means the Board of Directors of the Corporation.

"Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the committee appointed by the Board to administer this Plan pursuant to Section 12.

"Commission" means the U.S. Securities and Exchange Commission.

"Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

"Compensation" means (1) if the Eligible Employee is a salaried employee, the Eligible Employee's regular salary from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, or (2) if the Eligible Employee is not a salaried employee, the Eligible Employee's regular gross pay from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for his or her regularly-scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code and, for purposes of the 15% limit in Section 6(b), amounts deferred under nonqualified deferred compensation plans. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees, and allowances.

"Constructively Own" means to own Equity Shares, directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.

"Contributions" means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

III-1

"Corporation" means The Macerich Company, a Maryland corporation, and its successors.

"Eligible Employee" means any employee of the Corporation or of any Participating Subsidiary. Notwithstanding the foregoing, "Eligible Employee" shall not include any employee:

  (a)
  who has been employed by the Corporation or a Subsidiary for less than one year; or

  (b)
  whose customary employment is for 19.23 hours or less per week (which is the equivalent of 1,000 hours or less on an annualized basis).

For purposes of the one year of employment requirement in (a), employment by a corporation, partnership, limited liability company or other entity prior to the acquisition of such entity by the Corporation or a Subsidiary shall be considered as employment with the Corporation or Subsidiary, as the case may be, and employment in the management of any shopping mall or other property immediately prior to the Corporation's or a Subsidiary's acquisition of a direct or indirect interest in, or becoming the manager of, such property of any individual who becomes an employee of the Corporation or Subsidiary in connection with such event shall be counted as employment with the Corporation or Subsidiary, as the case may be.

"Equity Shares" means shares that are either Common Stock or Preferred Stock.

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

"Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

"Exercise Price" means the per share exercise price of an Option as determined in accordance with Section 8(b).

"Fair Market Value" on any date means:

  (a)
  if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in the Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

  (b)
  if the Common Stock is not listed or admitted to trade on a national securities exchange but is traded on the Nasdaq Stock Market or the Nasdaq Capital Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date) as quoted on such exchange or market (or, in the event of more than one such quote, as quoted on the exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

  (c)
  in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee at such time for purposes of this Plan.

"Grant Date" means, with respect to an Offering Period, the first day of that Offering Period.

"Individual Limit" has the meaning given to such term in Section 4(b).

"Offering Period" means each six-month period commencing June 1 or December 1 and ending the immediately following November 30 or May 31, respectively.

"Option" means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

III-2

"Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Participation Agreement to make Contributions pursuant to Section 6.

"Participating Subsidiary" means each of The Macerich Partnership, L.P., Macerich Management Company, Macerich Partners of Colorado LLC, Brooklyn Kings Plaza LLC, Valley Stream Green Acres LLC, Queens Center SPE LLC, WMAP, L.L.C., Great Northern SPE, LLC, Rotterdam Square, LLC, and Wilton Mall, LLC, during such periods of time as such entities are Subsidiaries, and each other Subsidiary designated by the Corporation pursuant to Section 19(e).

"Participation Agreement" means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

"Plan" means The Macerich Company Employee Stock Purchase Plan, as set forth in this amendment and restatement and as it may be amended from time to time.

"Preferred Stock" means the Preferred Stock of the Corporation.

"Restatement Date" means June 1, 2013, the effective date of this amendment and restatement of the Plan.

"Subsidiary" means any corporation, partnership, limited liability company or other entity controlled (by stock ownership or otherwise) directly or indirectly by, or under common control with, the Corporation.

3.    ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.    STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)
Aggregate Share Limit. Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock, any of its shares of Common Stock held as "phantom" treasury shares, and any of its shares of Common Stock purchased on the open market for re-delivery under this Plan. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan from the inception of the Plan is seven hundred fifty thousand (750,000) shares, subject to adjustments pursuant to Section 17.

(b)
Individual Share Limit. The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 1,000, subject to adjustments pursuant to Section 17 (the "Individual Limit"). The Committee may amend the Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval, except to the extent required by law or applicable stock exchange rules.

(c)
Shares Not Actually Delivered. Shares that are subject to or underlie Options which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under the Plan.

5.    OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19.

III-3

 6.    PARTICIPATION

(a)
Enrollment. An Eligible Employee may become a participant in this Plan by completing a Participation Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Participation Agreement must be signed by the Eligible Person and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee's Compensation to be credited to the Participant's Account as Contributions each pay period.

(b)
Contribution Limits. Notwithstanding the foregoing, a Participant may not elect to contribute more than fifteen percent (15%) (or such lower limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions. The Committee also may prescribe other limits, rules, or procedures for Contributions.

(c)
Content and Duration of Participation Agreements. Participation Agreements shall contain the Eligible Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee's Participation Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee's participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Participation Agreement that becomes effective, or (3) the Committee requires that a new Participation Agreement be executed and filed with the Corporation.

7.    METHOD OF PAYMENT OF CONTRIBUTIONS

(a)
Participant Accounts. The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The amount of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Exercise Price of shares acquired, and by any other amounts distributed pursuant to Section 7(e), 9(b), 11, 18 or 19.

(b)
Payroll Deductions. Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

(c)
Changes in Contribution Elections. A Participant may discontinue, increase, or decrease the level of his or her Contributions (within Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation's receipt of such election. Except as contemplated by Sections 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period. Other modifications or suspensions of Participation Agreements are not permitted.

(d)
Discontinuance of Plan Contributions (Other Than a Withdrawal). A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Participation Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation's receipt of such election.

III-4

(e)
Withdrawal During an Offering Period. A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(e) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation prior to the Exercise Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts are not permitted.

(f)
Leaves of Absence. During leaves of absence approved by the Corporation or a Participating Subsidiary, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.    GRANT OF OPTION

(a)
Grant Date; Number of Shares. On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Exercise Date. The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Exercise Price, subject to the limits set forth in Section 8(c).

(b)
Exercise Price. The Exercise Price per share of the shares subject to an Option for an Offering Period shall be the lesser of: (1) 85% of the Fair Market Value of a share of Common Stock on the applicable Grant Date; or (2) 85% of the Fair Market Value of a share of Common Stock on the applicable Exercise Date. The Committee may, however, provide prior to the start of an Offering Period that the Exercise Price per share of Common Stock for that Offering Period shall be determined (1) based on a different discount amount (as opposed to a full 15% discount as contemplated by the preceding sentence) provided that in no event shall the applicable discount amount be greater than 15%, and/or (2) based on the applicable discount amount applied to the Fair Market Value of a share of Common Stock on the applicable Grant Date or Exercise Date (as opposed to the lesser of the Fair Market Value of a share on the Grant Date or the Fair Market Value of a share on the Exercise date as contemplated by the preceding sentence). Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

(c)
Limits on Share Purchases. Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17), and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1)
it would, if exercised, cause the person to own stock (within the meaning of Section 423 of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary; or

(2)
it would cause such person to have rights to purchase stock under this Plan (and under any similar employee stock purchase plan of the Corporation or any Subsidiary) that accrue at a rate that exceeds $26,000 of the fair market value of the stock of the Corporation or of any Subsidiary (determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time; or

(3)
it would, if exercised, cause the person to Beneficially Own or Constructively Own Equity Shares in excess of 9.8% of the lesser of the number or value of the then-outstanding Equity Shares, except as otherwise permitted in accordance with the Corporation's charter.

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For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock that the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.    EXERCISE OF OPTION

(a)
Purchase of Shares. Unless a Participant withdraws pursuant to Section 7(e) or the Participant's Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Exercise Price with the balance of such Participant's Account.

(b)
Account Balance Remaining After Purchase. If any amount which is not sufficient to purchase a whole share remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (1) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the aggregate share limit of Section 4(a) is reached, any amount that remains in a Participant's Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds any of the limits set forth in Section 8(c) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.    DELIVERY OF SHARES

As soon as administratively practicable after the Exercise Date, the Corporation shall, in its discretion, deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares can not be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.    TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)
General. Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant's death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her (or, in the event of the Participant's death, to the person or persons entitled thereto under Section 13) in cash, and such Participant's Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

III-6

(b)
Change in Eligible Status; Leave. If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Exercise Date (for example, and without limitation, due to a change in the Participant's employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant's employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant's customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, family leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Exercise Date, such Participant's Contributions shall cease (subject to Section 7(f)), and the Contributions previously credited to the Participant's Account for that Offering Period shall be used to exercise the Participant's Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant's Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

(c)
Re-Enrollment. A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Participation Agreement and such Participant must file a new Participation Agreement to resume Plan participation in any succeeding Offering Period.

(d)
Change in Subsidiary Status. For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary. For purposes of this Plan, if a Subsidiary ceases to be a Participating Subsidiary, each person employed by that Subsidiary will cease being an Eligible Employee, unless the person continues as an employee of the Corporation or another Participating Subsidiary.

12.    ADMINISTRATION

(a)
The Committee. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the "Committee" shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)
Powers and Duties of the Committee. Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

(c)
Decisions of the Committee are Binding. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

III-7

(d)
Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e)
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

(f)
Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.    DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant's Account under this Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (with the consent of his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant's death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant's death, then any shares purchased for that Offering Period and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.    TRANSFERABILITY

Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant's death, the Participant's beneficiary pursuant to Section 13.

III-8

15.    USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.    REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Exercise Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.    ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

  (a)
  proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maximum numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Exercise Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

  (b)
  make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Exercise Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.    POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is

III-9

terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant's Account shall be paid to him or her in cash without interest.

19.    TERM OF PLAN; AMENDMENT OR TERMINATION

(a)
Restatement Effective. Subject to Section 19(b), this amendment and restatement of the Plan shall become effective as of the Restatement Date.

(b)
Stockholder Approval. Notwithstanding anything else contained herein to the contrary, the effectiveness of this amendment and restatement of the Plan is subject to the approval of this Plan by the stockholders of the Corporation. Notwithstanding anything else contained herein to the contrary, no shares of Common Stock shall be issued or delivered under this Plan with respect to any Offering Period beginning on or after the Restatement Date unless such stockholder approval is obtained on or before the Exercise Date of such Offering Period. If such stockholder approval is not obtained prior to such Exercise Date, all Contributions credited to a Participant's Account hereunder for such Offering Period shall be refunded to such Participant (without interest) as soon as practicable.

(c)
Termination. Unless sooner terminated pursuant to Section 18 or this Section 19, this Plan shall terminate at the end of the Offering Period in which all of the shares of Common Stock made available under this Plan are subscribed, and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants' Account balances.

(d)
Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or listing agency, or deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(d) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(e)
Corporation Designation of Participating Subsidiaries. Notwithstanding the amendment provisions of Section 19(d) and without limiting the Board's authority thereunder and without limiting the Committee's authority pursuant to any other provision of this Plan, the Corporation through its officers shall have the right to designate from time to time which of the Subsidiaries are Participating Subsidiaries (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval, except to the extent required by law or applicable stock exchange rules or as deemed necessary or advisable by the Board.

20.    NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.    CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as

III-10

may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.    PLAN CONSTRUCTION

(a)
Section 16. It is the intent of the Corporation that transactions involving Options under this Plan (other than "Discretionary Transactions" as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b)
Section 423. This Plan and Options are not intended to qualify under Section 423 of the Code. Nevertheless, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c)
Interpretation. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.    EMPLOYEES' RIGHTS

(a)
No Employment Rights. Nothing in this Plan (or in any Participation Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person's compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Participation Agreement.

(b)
No Rights to Assets of the Corporation. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Participation Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

(c)
No Stockholder Rights. A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

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 24.    MISCELLANEOUS

(a)
Governing Law. This Plan, the Options, Participation Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Maryland.

(b)
Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)
Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(d)
No Affect on Other Plans or Corporate Authority. The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

(e)
Electronic and Telephonic Media. Notwithstanding any provisions contained herein to the contrary requiring the submission of forms and elections in the form of a writing signed by the Participant in order to be effective, the Committee (or its delegate) may require or permit Participant (or Beneficiary, as the context may require) elections and/or consents under this Plan to be made by means of such electronic or telephonic media as the Committee may prescribe. A Participant's participation election, request to withdraw from participation or other form of election permitted by electronic or telephonic media under this Plan by the Committee (or its delegate) shall be deemed to constitute the submission of a writing signed by the Participant for purposes of this Plan only if timely processed. Reasonable efforts will be used to process electronic or telephonic media consents and elections made under this Plan. Notwithstanding the preceding sentence or anything else in this Plan to the contrary, neither the Corporation, the Committee (or its delegate), nor any other person guarantees that any consent or election will be so processed. However, the Committee (or its delegate) may accept consents and elections that are not timely processed and retroactively implement such consents or elections in the event that and to the extent that the failure of timely processing was due to system error or other event not reasonably within the control of the Participant, as the Committee (or its delegate) determines in its sole discretion. The Committee (or its delegate) may adopt new or alternative rules for electronic or telephonic media consents and elections as it deems appropriate in its sole and complete discretion (including, without limitation, eliminating any electronic or telephonic media system and re-implementing a requirement of written forms in all cases). In order to be effective, each consent and/or election must be made in accordance with such other rules as the Committee may prescribe. The provisions of this Section 24(e) shall not affect the requirement that Beneficiary designations be in writing in accordance with Section 13.

25.    TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may withhold from the shares of Common Stock to be delivered to a Participant as of an Exercise Date, as a result of the exercise of the Participant's Option on such date, the amount of taxes (if any) that the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the Participant's Account balance, and the number of shares withheld shall be the number of whole

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shares having a Fair Market Value on the Exercise Date equal to (or exceeding by less than the Fair Market Value of one share) the tax withholding amount.

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary's tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant's exercise of an Option, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it promptly in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THE MACERICH COMPANY 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA, CA 90401 M54142-P36381-Z59888 THE MACERICH COMPANY The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Against For Abstain Nominees: ! ! ! 1a. Douglas D. Abbey ! ! ! 1b. Dana K. Anderson Against For Abstain ! ! ! ! ! ! 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013. 1c. Arthur M. Coppola ! ! ! 1d. Edward C. Coppola ! ! ! ! ! ! 1e. Fred S. Hubbell 3. Advisory vote to approve our named executive officer compensation. ! ! ! ! ! ! 1f. Diana M. Laing 4. Approval of the amendment and restatement of our Employee Stock Purchase Plan. ! ! ! 1g. Stanley A. Moore ! ! ! 1h. Mason G. Ross Proxies will be voted at the discretion of the persons named in the Proxy on any other matter that may properly come before the meeting or any postponement(s) or adjournment(s) thereof. ! ! ! 1i. Dr. William P. Sexton ! ! ! ! 1j. Andrea M. Stephen For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M54143-P36381-Z59888 THE MACERICH COMPANY Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 30, 2013 The undersigned stockholder of The Macerich Company, a Maryland corporation (the "Company"), hereby appoint(s) Thomas E. O'Hern and Thomas J. Leanse, and each of them, as Proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at The Fairmont Miramar Hotel, 101 Wilshire Blvd., Santa Monica, California on May 30, 2013 at 10:00 a.m. local time, and at any postponement(s) or adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, each of which is incorporated herein by reference, and revokes any Proxy heretofore given with respect to such meeting or any postponement(s) or adjournment(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director in Proposal 1 and "FOR" Proposals 2, 3 and 4, each as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side